UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.

)

Filed by the Registrant  ☒                                            Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
EXPRO GROUP HOLDINGS N.V.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPRO Proxy Statement Notice of Annual General Meeting of Shareholders May 24, 2023 expro.com NYSE: XPRO

EXPRO

Delivering **technology, expertise & service** for the wells of today

Unlocking **energy answers** for tomorrow

## A DIVERSE SET OF GLOBAL CAPABILITIES IN:

- WELL CONSTRUCTION
- WELL MANAGEMENT
  - Well Flow Management
  - Subsea Well Access
  - Well Intervention & Integrity
- Sustainable Energy Solutions

### SAFETY PERFORMANCE

**1.07**
Total Recordable Case Frequency (TRCF)

**0.36**
Lost Time Incident Frequency (LTIF)

### OUR FUTURE

**~50%**
R&D spend on reducing customers' carbon reduction challenges in 2023

### OUR PEOPLE

**~7.6K**
EMPLOYEES

**+80**
YEARS OF HISTORY

**60**
COUNTRIES

**75**
NATIONALITIES

**~95%**
2022 customer service, quality, and customer job performance rating

### NYSE: XPRO

STRONG CASH FLOW OUTLOOK

DEBT FREE BALANCE SHEET WITH SIGNIFICANT LIQUIDITY

### OUR REVENUE

**~80%**
INTERNATIONAL

**~70%**
OFFSHORE

**~7%**
U.S. LAND

2 © 2023 Expro. All rights reserved.

A DIVERSE SET OF GLOBAL CAPABILITIES IN: Delivering technology, Unlocking expertise & service energy answers for the wells for tomorrow of today Expro operates a global business and has a diverse and stable customer base that is comprised of national oil companies, international oil companies, and independent exploration and production companies. 95% 2022 customer service, SAFETY OUR FUTURE OUR PEOPLE PERFORMANCE quality, and customer job performance rating 1.07 50%~7.6K Total Recordable R&D spend on EMPLOYEES Case Frequency reducing customers’ (TRCF) carbon reduction challenges in 2023 +80 0.36 YEARS OF HISTORY OUR REVENUE Lost Time Incident Frequency (LTIF) 80% 60 INTERNATIONAL COUNTRIES NYSE: XPRO ~ 75 70% NATIONALITIES OFFSHORE STRONG CASH DEBT FREE FLOW OUTLOOK BALANCE SHEET 7% WITH SIGNIFICANT U.S. LAND LIQUIDITY 2 © 2023 Expro. All rights reserved. Footnote: Job performance rate is based on the key indicators: Health, Safety, and Environment (HSE), Communication, Equipment Performance, Personnel Performance, and Job Planning and Delivery, and is compiled from the responses contained in job performance forms and feedback provided by our clients.

Dear Expro Shareholders,

On behalf of our Board of Directors and everyone at Expro, thank you for your interest and investment in our Company. We marked our first full year as the “new” Expro following the close of our merger with Frank’s International in October 2021. I am proud of our team for seamlessly bringing our two legacy organizations together by collaborating across businesses and geographies to deliver for our clients, while working towards a lower carbon future. Importantly, we have successfully remained focused on the safety of our employees, customers and all other constituencies in our operational sphere.

We have earned our global reputation as the “well experts” and a trusted partner to customers. Demand for our services and solutions continues to increase, and our business is purpose-built to take full advantage of favorable tailwinds that we expect to persist for the next several years as energy market fundamentals continue to strengthen. We are confident that we will drive accelerated shareholder value creation built upon our solid foundation:

•	We are strongly positioned to support accelerating upstream activity with our leading positions in complex well construction, subsea landing strings, well testing and fast-track production facilities.
•	Our comprehensive portfolio of technologically differentiated solutions and our broad geographic footprint allow us to serve customers in key growth markets and continue to win business at every step of our customers’ well lifecycle journey.
•	We have continued to invest in our innovative portfolio to develop new solutions that solve customers’ key needs - namely cost-efficiency and sustainability.
•	With our debt free balance sheet and disciplined cost structure, Expro is built to maintain profitability through market cycles and accelerate cash flow generation in periods of strong activity.

Our strategy is rooted in supporting sustainability - for our company, our customers and our planet. In 2022, we published our inaugural ESG Report that provides a comprehensive picture of our sustainability initiatives and goals. In recognition of our efforts, we were proud to receive a two-position upgrade to single-A from MSCI, a leading ESG rating agency.

Our sustainability goals include our plan to continue to invest in transforming our business portfolio and reducing our greenhouse gas emissions to achieve our target of a 50% reduction in carbon intensity by 2030 and Net Zero carbon emissions by 2050. To advance these goals, we invested 50% of our 2022 R&D budget into sustainable solutions. We expect to expand investments in this area to well over 50% of our budget this year.

Our significant progress on our business initiatives and ESG efforts is due to the strength of our greatest asset - the Expro team. We continue to enhance our Quality, Heath, Safety and Environmental (QHSE) program to foster a safer, healthier and more sustainable environment for Expro employees, customers and anyone with whom we do business. We celebrate the diversity of our global team and empowering employees to play a role in creating better tomorrows for our communities.

The Expro Board believes that leadership starts at the top with strong governance and the right mix of Board skills and experience. In an effort to ensure we have new perspectives in our ongoing oversight of management’s strategy and shareholder interests, we will periodically add new directors. As such, the Company announces that the Board has appointed Ms. Frances Vallejo as the newest independent director. Ms. Vallejo is a former executive officer of ConocoPhillips, an independent exploration and production company, where she began her career in 1987 and held extensive leadership roles in corporate planning, budgeting, and treasury.

On behalf of the entire Board and management team, I would also like to extend our deepest gratitude to Erich Mosing, who will be stepping down from the Board at this year’s Annual Meeting. The Mosing family founded Frank’s, and over the company’s history of more than 80 years, the Mosings and the Frank’s employees have worked tirelessly to build it into an industry leader. Since our combination, Erich has been a guiding force in our integration efforts. We thank him and his family for all they have done to lay the foundation for the Expro we have today.

Finally, I would like to thank our employees, customers and shareholders for their loyal support. Expro is poised for continued profitable growth, and I look forward to watching the Company drive value creation for its shareholders, as well as become the best partner possible to all of its stakeholders in 2023.

Sincerely, Michael C. Kearney, Chairman

EXPRO GROUP HOLDINGS N.V.

1311 Broadfield Blvd., Suite 400

Houston, Texas 77084

(Incorporated in The Netherlands)

To the shareholders of Expro Group Holdings N.V.:

You are cordially invited to attend the annual meeting of the shareholders of Expro Group Holdings N.V. (the “Company”) to be held on May 24, 2023, at 4:00 p.m. Central European Time (“CET”), at the offices of Van Campen Liem, J.J. Viottastraat 52, 1071 JT, Amsterdam, The Netherlands. This annual meeting has been called by the Company’s board of directors (the “Board”). At this meeting, you will be asked to consider and vote upon the following proposals:

Date & Time: Wednesday May 24, 2023 4:00 p.m., Central European Time	Place: The Offices of Van Campen Liem, J.J. Viottastraat 52, 1071 JT, Amsterdam, The Netherlands	Record Date: April 26, 2023

How to Vote

Online Vote online at www.proxyvote.com.	By Phone Vote by phone by calling the number located on your proxy card.	By Mail If you received a printed version of these proxy materials, you may vote by mail.

Your vote is very important. Holders of the Company’s shares of common stock, each with a nominal value of €0.06 (the “Common Stock”), held as of April 26, 2023, the “day of registration” (“dag van registratie”) as referred to in the Dutch Civil Code, are entitled to vote on the matters before the annual meeting. Even if you plan to attend the annual meeting, the Company urges you to promptly vote your shares of Common Stock in advance of the annual meeting. You will retain the right to revoke your proxy at any time before the vote, or to vote your shares of Common Stock personally if you attend the annual meeting. Voting your shares of Common Stock in advance of the annual meeting will not prevent you from attending the annual meeting and voting in person. Please note, however, that if you hold your shares of Common Stock through a broker or other nominee, and you wish to vote in person at the annual meeting, you must obtain from your broker or other nominee a proxy issued in your name.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 24, 2023

The Notice of Annual Meeting of Shareholders and the Proxy Statement for the 2023 Annual Meeting of Shareholders, along with the Company’s 2022 Annual Report to Shareholders, is available free of charge at www.proxydocs.com/xpro.

2023 Proxy Statement

At this meeting, you will be asked to consider and vote upon the following proposals:

Voting Matters		For More Information	Voting Recommendation

1.	To elect nine director nominees named in this proxy statement to serve until the Company’s annual meeting of shareholders in 2024;	Page 64	FOR

2.	To approve on a non-binding advisory basis the compensation of the Company’s named executive officers for the year ended December 31, 2022;	Page 65	FOR

3.	To review the annual report for the fiscal year ended December 31, 2022, including the paragraph relating to corporate governance, to confirm and ratify the preparation of the Company’s statutory annual accounts and annual report in the English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2022;	Page 66	FOR

4.	To discharge the members of the Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2022;	Page 67	FOR

5.	To appoint Deloitte Accountants B.V. as our auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2023, as required by Dutch law;	Page 68	FOR

6.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit our U.S. GAAP financial statements for the fiscal year ending December 31, 2023;	Page 69	FOR

7.	To authorize the Board to repurchase shares up to 10% of the issued share capital, for any legal purpose, through the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange (the “NYSE”), and during a period of 18 months starting from the date of the 2023 annual meeting;	Page 70	FOR

8.	To authorize the Board to issue shares up to 20% of the issued share capital as of the date of the 2023 annual meeting, for any legal purpose, at the stock exchange or in a private purchase transaction, and during a period of 18 months starting from the date of the 2023 annual meeting. The authorization also includes the authority to restrict or exclude pre-emptive rights upon an issue of shares;	Page 71	FOR

9.	To adopt the Company’s 2023 Employee Stock Purchase Plan; and	Page 72	FOR

10.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Pursuant to the “notice and access” rules promulgated by the Securities and Exchange Commission (“SEC”), we are also providing access to our proxy materials over the Internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement, a proxy card and our 2022 annual report. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to request a paper copy of our proxy materials. We believe that this process will allow us to provide you with the information you need in a timelier manner, will save us the cost of printing and mailing documents to you, and will conserve natural resources.

I urge you to review carefully the proxy statement, which contains detailed descriptions of the proposals to be voted upon at the annual meeting.

Sincerely,

John McAlister

General Counsel and Secretary

Den Helder, The Netherlands

                , 2023

2023 Proxy Statement

FREQUENTLY REFERENCED PAGES

Directors and Executive Officers	6

Committees of the Board	14

ESG Matters	20

Say-on-Pay	26

Stock Ownership Guidelines	35

Director Compensation	47

EXPRO GROUP HOLDINGS N.V.

1311 Broadfield Blvd., Suite 400

Houston, Texas 77084

(Incorporated in The Netherlands)

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

                , 2023

This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of the Company for use at the Company’s annual meeting.

In this proxy statement, unless indicated otherwise, “we,” “our,” “us,” “Expro,” and the “Company” refer to Expro Group Holdings N.V. (including when it was formerly known as Frank’s International N.V.). References to “Legacy Expro” refer to Expro Group Holdings International Limited, the entity acquired by the Company in the Merger (as defined below).

On March 10, 2021, the Company and New Eagle Holdings Limited, a wholly owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Legacy Expro providing for the merger of Legacy Expro with and into Merger Sub in an all-stock transaction, with Merger Sub surviving the merger as a direct, wholly owned subsidiary of the Company (the “Merger”). The Merger closed on October 1, 2021, and the Company was renamed “Expro Group Holdings N.V.” Pursuant to the Merger Agreement, the articles of association of the Company (the “Articles”) were amended to increase the total authorized capital stock of the Company and to effect certain other amendments to the Articles contemplated by the Merger Agreement, including to replace the Company’s Supervisory Board of Directors and the Company’s Management Board of Directors with a single Board of Directors.

As further described below, Eitan Arbeter, Alan Schrager and Erich L. Mosing were appointed pursuant to a director nomination agreement between the Company and certain shareholders of the Company (the “Director Nomination Agreement”). On January 18, 2023, certain funds and accounts managed by Oak Hill Advisors, L.P. sold 9,200,000 shares of Common Stock in an underwritten public offering. Following the offering, the Oak Hill Group (as defined in the Director Nomination Agreement) has the right to appoint one director to the Board. Mr. Arbeter was appointed pursuant to this right under the Director Nomination Agreement and will be the Oak Hill Group’s designee at the 2023 annual meeting. Mr. Schrager was nominated to the Board for re-election at the 2023 annual meeting as a non-executive director due to his extensive familiarity with Legacy Expro and his experience with its institutional investors.

The Company was notified by the Mosing Representative that the Mosing Family Members (each as defined in the Director Nomination Agreement) were unable to provide confirmation of their continuing to collectively own shares of Common Stock equal to at least 10% of the total shares outstanding at the closing of the Merger. As such, Mr. Erich Mosing will not stand for re-election at the 2023 annual meeting.

Moreover, in light of her vast experience in the oil and gas industry and extensive leadership roles in corporate planning, budgeting, and treasury, the Board has nominated Frances M. Vallejo for election at the 2023 annual meeting.

Our Common Stock is traded on the NYSE. Therefore, in accordance with rules and regulations adopted by the SEC, we are providing our stockholders access to our proxy materials on the Internet. Accordingly, the Notice will be mailed to the Company’s shareholders of record as of March 20, 2023 on or about                 , 2023. Shareholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice.

2023 Proxy Statement | 1

QUESTIONS AND ANSWERS

Shareholders are urged to carefully read this proxy statement in its entirety. FOR COPIES OF THIS PROXY STATEMENT, OR IF YOU HAVE ANY QUESTIONS ABOUT THE ANNUAL MEETING OR NEED ASSISTANCE VOTING, PLEASE CONTACT OUR INVESTOR RELATIONS DEPARTMENT AT INVESTORRELATIONS@EXPRO.COM.

Q:	When and where is the annual meeting?

A:	The annual meeting will be held on May 24, 2023, at 4:00 p.m. CET, at the offices of Van Campen Liem, J.J. Viottastraat 52, 1071 JT, Amsterdam, The Netherlands.

Q:	Who is soliciting my proxy?

A:	The Board is sending you this proxy statement in connection with their solicitation of proxies for use at the Company’s 2023 annual meeting.

Q:	Who is entitled to vote at the annual meeting?

A:

All shareholders who own shares of Common Stock as of the record date, April 26, 2023, are entitled to vote the shares of Common Stock that they hold as of that date. Each shareholder that attends the annual meeting in person may be asked to present valid picture identification, such as a driver’s license or passport.

Each shareholder is entitled to one vote for each share of Common Stock owned by them on the record date, April 26, 2023, on all matters to be considered. On March 20, 2023, 108,989,656 shares of Common Stock were outstanding.

The Company is sending the Notice to shareholders of record as of March 20, 2023, which we established as the notice date to comply with applicable deadlines for purposes of compliance with the SEC and NYSE proxy solicitation rules. However, receipt of the Notice does not, by itself, entitle you to vote at the annual meeting.

Q:	What vote is required to approve the proposals?

A:

The affirmative vote of a simple majority of the votes cast is required to elect each director nominee and to approve each item on the agenda at the annual meeting. Under Dutch law, there is no required quorum for shareholder action at a properly convened shareholder meeting. Further, a director nominee proposal made by the Board submitted on time is binding. However, the general meeting may render the proposal non-binding by a resolution to that effect adopted with a majority of no less than two-thirds of the votes cast, representing over one-half of the issued capital.

A properly executed proxy (for a holder as of the record date of the annual meeting) will be voted in accordance with the instructions on the proxy. If you properly complete and submit a proxy, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•	“FOR” the election of each of the director nominees named in this proxy statement (“Item One”);
•	“FOR” the approval on a non-binding advisory basis of the compensation of the Company’s named executive officers (“Item Two”);
•

“FOR” the confirmation and ratification of the preparation of the Company’s statutory annual accounts and annual report in the English language and the confirmation and adoption of the annual accounts for the fiscal year ended December 31, 2022 (“Item Three”);

•	“FOR” the discharge of the members of the Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2022 (“Item Four”);
•

“FOR” the appointment of Deloitte Accountants B.V. as our auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2023 as required by Dutch law (“Item Five”);

•

“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit our U.S. GAAP financial statements for the fiscal year ending December 31, 2023 (“Item Six”);

2 | 2023 Proxy Statement

QUESTIONS AND ANSWERS

•

“FOR” the authorization of the Company’s Board to repurchase shares up to 10% of the issued share capital, for any legal purpose, through the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the NYSE, and during a period of 18 months starting from the date of the 2023 annual meeting (“Item Seven”);

•

“FOR” the authorization of the Board to issue shares up to 20% of the issued share capital as of the date of the 2023 annual meeting, for any legal purpose, at the stock exchange or in a private purchase transaction, and during a period of 18 months starting from the date of the 2023 annual meeting. The authorization also includes the authority to restrict or exclude pre-emptive rights upon an issue of shares (“Item Eight”); and

•	“FOR” the authorization of the Company’s 2023 Employee Stock Purchase Plan (“Item Nine”).

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:

In accordance with SEC rules, we are providing access to our proxy materials over the Internet. As a result, we have sent a Notice instead of a paper copy of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, shareholders may request to receive future proxy materials in printed form by mail or electronically by e-mail. A shareholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Q:	Can I vote my stock by filling out and returning the Notice?

A:

No. The Notice will, however, provide instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card, or by personally attending and voting at the annual meeting.

Q:	How can I access the proxy materials over the Internet?

A:

Your Notice, proxy card and/or voting instruction card will contain instructions on how to view our proxy materials for the annual meeting on the Internet. Our proxy materials are also available at www.proxydocs.com/xpro.

Q:	How do I vote?

A:	If you are a shareholder of record as of April 26, 2023, you may vote by any of the following four methods:

•

Internet. Vote on the Internet at www.proxyvote.com. This website also allows electronic proxy voting using smartphones, tablets and other web-connected mobile devices (additional charges may apply pursuant to your service provider plan). Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time (“EDT”) on May 23, 2023, or 5:59 a.m. CET on May 24, 2023.

•

Telephone. Vote by telephone by following the instructions on the Notice. Easy-to-follow voice prompts allow you to vote your shares of Common Stock and confirm that your vote has been properly recorded. Telephone voting facilities for shareholders will be available 24 hours a day and will close at 11:59 p.m. EDT on May 23, 2023, or 5:59 a.m. CET on May 24, 2023.

•

Mail. If you have requested and received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board. If you mail in your proxy card, it must be received by the Company before the voting polls close at the annual meeting.

•	In person. You may attend and vote at the Annual Meeting.

The Board recommends that you vote using one of the first three methods discussed above, as it is not practical for most shareholders to attend and vote at the annual meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the annual meeting if you later decide to attend in person.

2023 Proxy Statement | 3

QUESTIONS AND ANSWERS

If you are a beneficial owner of Common Stock held in street name, you must either direct your broker or other nominee as to how to vote your Common Stock, or obtain a “legal” proxy from your broker or other nominee to vote at the annual meeting. Please refer to the voter instruction card provided by your broker or other nominee for specific instructions on methods of voting.

Even if you plan to attend the annual meeting, please vote your proxy in advance of the annual meeting using one of the methods above as soon as possible so that your shares of Common Stock will be represented at the annual meeting if for any reason you are unable to attend in person.

Q:	How can I attend the Annual Meeting if local public health restrictions in Amsterdam, The Netherlands, or elsewhere, do not permit me to attend the Annual Meeting?

A:

In light of the COVID-19 pandemic, we encourage you to vote using the internet, telephone or mail methods discussed in the foregoing. We intend to hold the Annual Meeting in person as allowed by Dutch law. However, we are sensitive to the public health and travel concerns our shareholders may have related to COVID-19 and the public health measures governments may impose. Therefore, we anticipate allowing attendance via telephone and plan to provide details as promptly as practicable. Please monitor our website at investors.expro.com for updated information. As always, we encourage you to vote your shares prior to the Annual Meeting.

Q:	What do I do if I want to change my vote after I have already voted by proxy?

A:	If you are a shareholder of record as of the record date, you may change or revoke your vote at any time before the voting polls close at the annual meeting by:

•	voting at a later time by Internet or telephone until 11:59 p.m. EDT on May 23, 2023, or 5:59 a.m. CET on May 24, 2023;
•	delivering a later-dated, executed proxy card to the address indicated in the envelope accompanying the proxy card;
•	delivering a written notice of revocation of your proxy to the Company, Attention: Corporate Secretary at 1311 Broadfield Blvd., Suite 400, Houston, Texas 77084; or
•	attending the annual meeting and voting in person. Please note that attendance at the annual meeting will not by itself (i.e., without also voting) revoke a previously granted proxy.

If you are a beneficial owner of Common Stock held in street name and you have instructed your broker or other nominee to vote your Common Stock, you must follow the procedure your broker or other nominee provides to change those instructions. You may also vote in person at the annual meeting if you obtain a “legal” proxy from your broker or other nominee.

Q:	If my shares of Common Stock are held in “street name” by my broker or other nominee, will my broker or other nominee vote my Common Stock for me? How do “abstentions” count?

A:

Brokers who hold shares in street name for customers are required to vote shares in accordance with instructions received from the beneficial owners. Brokers are permitted to vote on discretionary items if they have not received instructions from the beneficial owners, but they are not permitted to vote (a “broker non-vote”) on non-discretionary items absent instructions from the beneficial owner. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on all of the proposals, even if you plan to attend the annual meeting. Neither abstentions nor broker non-votes, if any, will have any effect on the outcome of voting on items on the agenda for the annual meeting because they are not considered “votes cast.” If any other business properly comes before the annual meeting, your shares will be voted in accordance with the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated, to be presented for consideration at the annual meeting.

4 | 2023 Proxy Statement

QUESTIONS AND ANSWERS

Q:	Who covers the expense of the proxy solicitation?

A:

The expense of preparing, printing and mailing the Notice and any proxy statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by employees of the Company, without additional remuneration, by mail, phone, fax or in person. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the Company’s Common Stock as of March 20, 2023 and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares of Common Stock by following the instructions in the Notice will help to avoid additional expense. In addition, we have engaged the firm of Okapi Partners to assist in the solicitation of proxies for the annual meeting and will pay Okapi Partners a fee of approximately $15,000 plus reimbursement of out-of-pocket expenses. The address of Okapi Partners is 1212 Avenue of the Americas, 24th Floor, New York, New York 10036. If you need assistance in completing your proxy card or voting by telephone or on the Internet, or have questions regarding the annual meeting, please contact Okapi Partners at (855) 305-0857 or by email at info@okapipartners.com.

Q:	Are dissenters’ rights available to holders of Common Stock?

A:

Subject to certain exceptions, Dutch law does not recognize the concept of dissenters’ rights. Accordingly, dissenters’ rights are not available to the holders of the Company’s Common Stock with respect to matters to be voted upon at the annual meeting.

Q:	Who can I contact for further information?

A:	If you have questions or need assistance voting, please contact Investor Relations at investorrelations@expro.com.

2023 Proxy Statement | 5

MANAGEMENT

Board Structure

The Company currently has a one-tier board structure, which Board under the Company’s Articles must consist of one or more executive directors and one or more non-executive directors. Only a non-executive director can serve as Chairman of the Board. This structure is customary for Dutch companies. Executive directors are primarily charged with the Company’s day-to-day operations and non-executive directors are primarily charged with the supervision of the performance of the duties of the directors.

The Board exercises oversight of management with the Company’s interests in mind. At the annual meeting, the terms of our nine incumbent directors will expire. Assuming the shareholders elect the nominees as set forth in “Item 1—Election of Directors,” the Board will continue to consist of nine members.

Directors and Executive Officers

Set forth below are the names and ages of the director nominees standing for election, as well as the names, ages and positions of the Company’s executive officers. All directors are elected for a term of one year or to serve until their successors are elected and qualified or upon earlier of death, disability, resignation or removal. All executive officers hold office until their successors are elected and qualified or upon earlier of death, disability, resignation or removal.

Other than Ms. Vallejo (as described below), all of the director nominees are current directors. As described in greater detail on page 61, Mr. Arbeter was appointed pursuant to the Director Nomination Agreement. Mr. Erich Mosing is not standing for re-election at the 2023 annual meeting. Ms. Vallejo was sourced by a third-party search firm and selected by the Board upon the recommendation of the ESG Committee. Further, Mr. Schrager currently serves on the board of directors of four other public companies as permitted under our Corporate Governance Guidelines. The Board has determined that such simultaneous service does not impair his ability to effectively serve on the Company’s Board due to the other four companies being financial investment vehicles (such as SPACs), and not operating companies, with less time-consuming roles.

Name	Age	Position
Michael C. Kearney	74	Chairman of the Board and non-executive director
Michael Jardon	53	President and Chief Executive Officer and executive director
Eitan Arbeter	42	Non-executive director
Robert W. Drummond	62	Non-executive director
Alan Schrager	54	Non-executive director
Lisa L. Troe	61	Non-executive director
Brian Truelove	64	Non-executive director
Frances M. Vallejo	58	Non-executive director nominee
Eileen G. Whelley	69	Non-executive director
Quinn Fanning	59	Chief Financial Officer
Alistair Geddes	61	Chief Operating Officer
Steven Russell	55	Chief Technology Officer
John McAlister	57	General Counsel and Secretary

6 | 2023 Proxy Statement

MANAGEMENT

Michael C. Kearney	Chairman of the Board

Director since: 2013 Committee Membership: None

Mr. Kearney currently serves as the Company’s Chairman of the Board and non-executive director of the Board, a position he has held since October 2021. Previously, Mr. Kearney served as supervisory director from November 2013 until October 2021. He was Lead Supervisory Director from May 2014 until December 31, 2015, when he was named Chairman. From September 2017 until September 2021, he served as Chairman, President and Chief Executive Officer of the Company. In addition, he served on the Company’s Audit Committee from 2013 until 2017 and the Compensation Committee from 2014 until 2016. Mr. Kearney previously served as President and Chief Executive Officer of DeepFlex Inc., a privately held oil service company which was engaged in the manufacture of flexible composite pipe used in offshore oil and gas production, from September 2009 until June 2013, and had served as the Chief Financial Officer of DeepFlex Inc. from January 2008 until September 2009. Mr. Kearney served as Executive Vice President and Chief Financial Officer of Tesco Corporation from October 2004 to January 2007. From 1998 until 2004, Mr. Kearney served as the Chief Financial Officer and Vice President—Administration of Hydril Company.

Skills and Qualifications

Mr. Kearney has over 25 years of upstream energy executive and board experience, principally in the oil services sector. In addition to his executive experience, Mr. Kearney’s oil service experience extends to serving on the Board of Core Laboratories from 2004 until 2017, most recently as its Lead Director, and serving on the board and Audit Committee of Fairmount Santrol from 2015 until its merger with Unimin Corporation in 2018. Mr. Kearney currently serves on the board of Ranger Energy Services, Inc., an independent provider of well service rigs and associated services, since 2018. He also serves as Chairman of its Audit Committee and as a member of its Compensation and Nominating and Governance Committees. Mr. Kearney received a Bachelor of Business Administration degree from Texas A&M University, as well as a Master of Science degree in Accountancy from the University of Houston. Mr. Kearney was selected as a director because of his experience in the oil and gas industry and his experience serving on the board of directors of other companies.

Michael Jardon	President and Chief Executive Officer

Director since: 2021 Committee Membership: None

Mr. Jardon currently serves as the Company’s President and Chief Executive Officer and an executive member of the Company’s Board, positions he has held since October 2021. Prior to serving in his current positions, he was appointed Chief Executive Officer of Legacy Expro in April 2016, after five years as Legacy Expro’s Chief Operating Officer. Prior to joining Legacy Expro, he was Vice President Well Testing and Subsea responsible for North and South America at Schlumberger and held senior roles in wireline, completions, well testing and subsea from 1992 until 2008. He held a variety of assignments throughout North America, South America and the Middle East. He spent three years with Vallourec as President of North America, leading the commercial activities across North America, directing global research and development, as well as managing sales and strategy for the region.

Skills and Qualifications

Mr. Jardon holds a Bachelor of Science degree in Mechanical Engineering and Mathematics from Colorado School of Mines. Mr. Jardon was selected as a director because of his extensive experience and familiarity with Legacy Expro and its affiliates as well as his industry and management expertise.

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MANAGEMENT

Eitan Arbeter	Non-Executive Director

Director since: 2021 Committee Membership: • Compensation

Mr. Arbeter has been a non-executive member of the Company’s Board since October 2021. Mr. Arbeter previously served on the Board of Directors of Legacy Expro. He shares portfolio management responsibilities as Portfolio Manager and Partner at Oak Hill Advisors, L.P., a leading alternative investment firm. Mr. Arbeter serves on the Oak Hill Advisor’s investment strategy and several fund investment committees. Prior to assuming a portfolio management role, Mr. Arbeter spent over 10 years as a senior research analyst. Prior to joining Oak Hill Advisors, Mr. Arbeter worked at Bear, Stearns & Co. Inc. in its Global Industrials Group.

Skills and Qualifications

Mr. Arbeter earned a B.B.A, with Honors, from the Stephen M. Ross School of Business at the University of Michigan. Mr. Arbeter was selected as a director because of his familiarity with Expro as well as his business acumen and capital markets expertise.

Robert W. Drummond	Non-Executive Director

Director since: 2017 Committee Membership: • Compensation • ESG

Mr. Drummond has been a director of the Company since May 2017. Prior to October 2021, he served as a supervisory director of the Company, and thereafter, as a non-executive member of the Company’s Board. He currently serves as President and Chief Executive Officer of NexTier Energy Solutions Inc., f.k.a. Keane Group, Inc., an oilfield services company, a position he has held since August 2018. He also serves on the Board of Directors of NexTier since August 2018. Prior to serving in his current position, Mr. Drummond served as President and Chief Executive Officer of Key Energy Services, Inc., an oilfield services company, from March 2016 to May 2018, prior to which he was President and Chief Operating Officer since June 2015. He also served on the Board of Directors of Key Energy Services, Inc. from November 2015 until August 2018. Prior to joining Key, Mr. Drummond was previously employed for 31 years by Schlumberger Limited, where he served in multiple engineering, marketing, operations, and leadership positions throughout North America. His positions at Schlumberger included President of North America from January 2011 to June 2015; President of North America Offshore & Alaska from May 2010 to December 2010; Vice President and General Manager for the US Gulf of Mexico from May 2009 to May 2010; Vice President of Global Sales from July 2007 to April 2009; Vice President and General Manager for US Land from February 2004 to June 2007; Wireline Operations Manager from October 2003 to January 2004; Vice President and General Manager for Atlantic and Eastern Canada from July 2000 to September 2003; and Oilfield Services Sales Manager from January 1998 to June 2000.

Skills and Qualifications

Mr. Drummond began his career in 1984 with Schlumberger. Mr. Drummond is a member of the Society of Petroleum Engineers and serves on the Advisory Board for the Energy Workforce & Technology Counsel and the University of Alabama College of Engineering Board. Formerly, he served as a member of the Board of Directors of the National Ocean Industries Association; the Board of Directors for the Greater Houston Partnership and on the Board of Trustees for the Hibernia Platform Employees Organization—Newfoundland; and as an advisory board member for each of the University of Houston Global Energy Management Institute, the Texas Tech University Petroleum Engineers and Memorial University’s Oil and Gas Development Partnership. Mr. Drummond received his Bachelor of Science in Mineral/Petroleum Engineering from the University of Alabama in 1983. Mr. Drummond was selected as a director because of his extensive industry and management expertise.

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MANAGEMENT

Alan Schrager	Non-Executive Director

Director since: 2021 Committee Membership: None

Mr. Schrager has been a non-executive member of the Company’s Board since October 2021. He currently serves on the board of directors of three Churchill Capital special purpose acquisition companies—Churchill Capital Corp V, Churchill Capital Corp VI and Churchill Capital Corp VII—and OHA Senior Private Lending Fund (U), LLC. He also serves on the board of T. Rowe Price OHA Select Private Credit Fund and New Heights Youth, Inc., and previously served on the board of Legacy Expro. He shares portfolio management responsibilities as Portfolio Manager and Senior Partner at Oak Hill Advisors, L.P., a leading alternative investment firm. Mr. Schrager serves on various Oak Hill Advisors committees, including the investment strategy, valuation, compliance and several fund investment committees.

Skills and Qualifications

Previously, Mr. Schrager had senior research responsibility for investments in private credit companies, software, industrials and gaming. Prior to joining Oak Hill Advisors in early 2003, he was a Managing Director of USBancorp Libra, where he was responsible for originating, evaluating and structuring private equity, mezzanine and debt transactions and also held several positions at Primary Network, a data CLEC, including Chief Financial Officer and Interim Chief Executive Officer. Mr. Schrager previously worked in the Leveraged Finance and High Yield Capital Markets group at UBS Securities, LLC. Mr. Schrager earned an M.B.A. from the Wharton School of the University of Pennsylvania, and a B.A. from the University of Michigan. Mr. Schrager was selected as a director because of his familiarity with Expro as well as his business acumen and capital markets expertise.

Lisa L. Troe	Non-Executive Director

Director since: 2021 Committee Membership: • Audit • ESG

Ms. Troe has been a non-executive member of the Company’s Board since October 2021. From January 2014 to June 2021, Ms. Troe was a Senior Managing Director of Athena Advisors LLC, a business advisory firm she co-founded to provide services in securities litigation, public company accounting, financial reporting and disclosure, compliance systems, enterprise risk management, and other business needs and strategies. From 2005 through 2013, Ms. Troe was a Senior Managing Director at FTI Consulting, Inc. (NYSE: FCN), a global business advisory firm. From 1995 through 2005, she served on the staff of the U.S. Securities and Exchange Commission’s Pacific regional office, including seven years as an Enforcement Branch Chief and six years as Regional Chief Enforcement Accountant. Prior to joining the SEC, she was an auditor at a Big Four public accounting firm and worked inhouse in upstream oil and gas companies and a petroleum products pipeline company. From 2003 to 2014, Ms. Troe was a member of the advisory board that functioned as a board of directors for a Texas general partnership engaged in oil and gas exploration and production. Ms. Troe serves on three other public company boards: HireRight Holdings Corporation (NYSE: HRT), a global provider of technology-driven workforce risk management and compliance solutions; Magnite, Inc. (Nasdaq: MGNI), an independent platform that facilitates the purchase and sale of digital advertising; and Stem, Inc. (NYSE: STEM), a provider of clean energy solutions and services designed to maximize the economic, environmental, and resiliency value of energy assets and portfolios.

Skills and Qualifications

Ms. Troe is an experienced public company audit committee chair and CPA. Ms. Troe received her B.S. in Business Administration with honors from the University of Colorado. Ms. Troe was selected as a director due to her expertise in public company accounting, financial reporting and corporate governance, as well as her public company director and audit committee experience.

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MANAGEMENT

Brian Truelove	Non-Executive Director

Director since: 2021 Committee Membership: • Audit • ESG

Mr. Truelove has been a non-executive member of the Company’s Board since October 2021. He has over 40 years of experience in the global upstream oil and gas industry. From 2018 to October 2021, he served on the Board of Directors of Legacy Expro. Mr. Truelove has also served on the Board of Directors of Bristow Group Inc. since 2019. From 2011 to 2018, he worked for the Hess Corporation, an energy company, most recently as Senior Vice President, Global Services, which included serving as the Chief Information Officer, Chief Technology Officer, and leading the Supply Chain/Logistics organization. Prior to assuming this role, he served as Senior Vice President for Hess’ global offshore businesses and prior to that he was Senior Vice President for Global Drilling and Completions. From 1980 through 2010, Mr. Truelove worked for Royal Dutch Shell where he most recently served as Senior Vice President for the Abu Dhabi National Oil Company/NDC on secondment from Shell. Prior to that he led Shell’s global deepwater drilling and completions business.

Skills and Qualifications

During his time with Hess and Shell, Mr. Truelove held leadership positions around the world in drilling and production operations and engineering, asset management, project management, R&D, Health/Safety/Environment, and corporate strategy, amongst others. Mr. Truelove was selected as a director because of his extensive experience in the oil and gas industry and his public company experience.

Frances M. Vallejo	Non-Excutive Director Nominee

Committee Membership: None

Ms. Vallejo has been nominated by the Board to stand for election at this annual meeting. She is a former executive officer of ConocoPhillips, an independent exploration and production company, where she began her career in 1987. She served as Vice President, Corporate Planning and Development from April 2015 until December 2016 and as Vice President and Treasurer from October 2008 until March 2015. Prior to October 2008, she served as General Manager Corporate Planning and Budgets, Vice President Upstream Planning and Portfolio Management, Assistant Treasurer, Manager Strategic Transactions, and in other geophysical, commercial, and finance roles. Ms. Vallejo currently serves on the board of directors of Coterra Energy Inc, a publicly traded exploration and production company with focused operations in the Permian Basin, Marcellus Shale and Anadarko Basin, since October 2021 and Crestwood Equity Partners LP, a publicly traded master limited partnership that owns and operates oil and gas midstream assets located primarily in the Bakken Shale, Delaware Basin and Powder River Basin, since February 2021.

Skills and Qualifications

Ms. Vallejo was a member of the Board of Trustees of Colorado School of Mines from 2010 until 2016 and is a member of the Colorado School of Mines Foundation Board of Governors. Ms. Vallejo holds a Bachelor of Science in mineral engineering mathematics from Colorado School of Mines and a Master of Business Administration from Rice University, where she was named a Jones Scholar. Ms. Vallejo was selected as a director nominee because of her vast experience in the oil and gas industry and extensive leadership roles in corporate planning, budgeting, and treasury.

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MANAGEMENT

Eileen G. Whelley	Non-Executive Director

Director since: 2021 Committee Membership: • Audit • Compensation • ESG

Ms. Whelley has been a non-executive member of the Company’s Board since October 2021. Ms. Whelley founded EGW Advisors, LLC in January 2019 through which she provides coaching to C-suite executives in the areas of leadership and executive team effectiveness, strategic plan and performance alignment and cultural transformation, She retired from the XL Group, a commercial (re)insurance company, in January 2019, having served as Chief Human Resources Officer, where she was responsible for leading all aspects of Human Resources including leadership development and succession planning, compensation and benefits, diversity and inclusion, cultural transformation and colleague engagement. Prior to joining XL Group in 2012, Ms. Whelley spent five years as Chief Human Resources Officer for the Hartford Financial Services Group, and before that, was at General Electric Company for 17 years where she was a Company officer and held a number of Human Resources leadership roles, including Executive Vice President Human Resources for NBC Universal.

Skills and Qualifications

Ms. Whelley has expertise in the areas of organizational transformation, executive development and succession planning, leadership effectiveness, acquisition integration and executive compensation. She is a member of the SUNY Research Foundation Board of Directors where she serves as Vice Chair of the Board and chairs the Nominating Committee. Ms. Whelley graduated from SUNY Potsdam with a BA in Sociology and earned an MA from Bowling Green State University. She was selected as a director due to her experience in management, executive development and human resources.

Quinn Fanning	Chief Financial Officer

Mr. Fanning currently serves as the Company’s Chief Financial Officer, a position he has held since October 2021. Prior to serving in his current position, Mr. Fanning was appointed Chief Financial Officer for Legacy Expro in October 2019. Mr. Fanning has more than 25 years’ experience in financial leadership and general management through his time as Chief Financial Officer of both publicly traded and privately held companies and as an investment banker. Prior to joining Expro, Mr. Fanning was Executive Vice President of Tidewater Inc., an energy service company, from July 2008 to March 2019, and Chief Financial Officer from September 2008 to November 2018, where he played a leadership role in successfully completing Tidewater’s financial restructuring and its business combination with GulfMark Offshore, Inc. Prior to joining Tidewater,

Skills and Qualifications

Mr. Fanning was a Managing Director with Citigroup Global Markets, Inc. where he was responsible for senior client coverage and executing a wide variety of M&A, strategic advisory and capital markets transactions across all sectors of the global energy complex. Mr. Fanning holds a Bachelor of Business Administration from the University of Notre Dame and a Master of Business Administration from the University of Chicago Graduate School of Business.

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MANAGEMENT

Alistair Geddes	Chief Operating Officer

Mr. Geddes currently serves as the Company’s Chief Operating Officer, a position he has held since October 2021. Prior to serving in his current position, Mr. Geddes served as Chief Operating Officer of Legacy Expro from 2019 until October 2021, responsible for Region Operations, Group Business Development, Group HR and Group HSEQ. He served as Legacy Expro’s Executive Vice President, responsible for Product Lines, Technology and Business Development from 2014 to 2019. He joined Legacy Expro in 2011 as President for Strategy, Resource Development & Support. Prior to joining Legacy Expro, Mr. Geddes held the position of Vice President for the Asia Pacific region for Weatherford.

Skills and Qualifications

Mr. Geddes has enjoyed a successful 30-year career in the oil and gas industry, having started his career with BP and held senior management roles at Mobil / Exxon Mobil, BG Group and Weatherford International. Mr. Geddes has a BSc in Chemical Engineering from Heriot Watt University, Edinburgh.

Steven Russell	Chief Technology Officer

Mr. Russell currently serves as the Company’s Chief Technology Officer, a position he has held since October 2021. Prior to serving in his current position, Mr. Russell was the Company’s Senior Vice President, Operations. Prior to that, he served as the Company’s President, Tubular Running Services, from June 2018 through November 2019, and as the Company’s Senior Vice President, Human Resources from May 2017 to June 2018. Prior to joining the Company, Mr. Russell served as Vice President, Human Resources for Archer Ltd., a global oil services company, from January 2011 until May 2017.

Skills and Qualifications

Previously, Mr. Russell served as Global Inventory Manager for Schlumberger Ltd., a global oilfield services company, and prior to that, he served in a variety of roles for Schlumberger Ltd. Mr. Russell has over 25 years of experience in the oilfield services industry, with an emphasis on strong line management in North America, Europe, Asia, and Russia. Mr. Russell received a Master’s in Chemical Engineering from the Imperial College of Science & Technology in London, England.

John McAlister	General Counsel and Secretary

Mr. McAlister currently serves as the Company’s General Counsel and Secretary, a position he has held since October 2021. Prior to serving in his current position, Mr. McAlister was Group General Counsel of Legacy Expro from June 2006 until October 2021. He was appointed to the board of Expro International Group PLC in June 2006 and was appointed as a Director of Expro International Group Holdings Ltd in 2008.

Skills and Qualifications

Prior to joining Legacy Expro, Mr. McAlister was employed as a solicitor by Clifford Chance before moving to work in the energy sector, holding positions with BG Group PLC, Lattice Group PLC and latterly National Grid PLC. Mr. McAlister holds a BA (Hons) in Law from the University of Kent and graduated from the College of Law in 1992 with First Class Honours, and was admitted as a Solicitor of the Senior Courts of England and Wales in 1993.

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Director Nominee Highlights

As presented in the chart below, we believe our Board nominees offer a diverse range of key skills and experiences to provide effective oversight of the Company and create long-term sustainable growth for our Company through successful execution of the Company’s strategic plan. Below is a high-level summary which highlights certain of the Board nominees’ skills, qualifications and experiences and is not intended to be an exhaustive list of each director nominee’s contributions to the Board.

	Kearney	Jardon	Arbeter	Drummond	Schrager	Troe	Truelove	Vallejo	Whelley
Demographics
Age	74	53	42	62	54	61	64	58	69
Gender	M	M	M	M	M	F	M	F	F
Ethnic Diversity (Y/N)	N	N	N	N	N	N	N	Y	N
Tenure on This Board (yrs)	9	1	1	6	1	1	1	0	1
Total # other Public Board Commitments	1	0	2	1	4	3	1	2	0
Compliance
Independent Director			X	X	X	X	X	X	X
Audit Committee Financial Expert (SEC)	X					X	X	X
Experience
Public Company CEO	X	X		X
Public Company CFO	X
Public Company Senior Executive	X	X		X		X	X	X	X
Public Company Board Director	X	X	X	X	X	X	X	X	X
Audit Committee	X					X	X	X	X
Compensation Committee	X		X	X				X	X
Nom/Gov, ESG Committee	X			X		X	X	X	X
Oil and Gas Industry	X	X		X		X	X	X
International	X	X		X			X
Expertise*
Finance/Accounting	X		X		X	X	X	X	X
Banking	X							X
Operations	X	X		X			X
Technology (other than IT), R&D		X					X
IT/Cybersecurity							X
HSE/Risk Management/Audit	X	X				X	X	X	X
Strategic Planning	X	X	X	X	X	X	X	X
M&A, Deal Making	X	X	X	X	X			X	X
HR/Compensation		X							X
Legal/Regulatory Affairs						X
Sales/Marketing/Commercial	X	X		X
Investor Relations	X	X
Supply Chain/Logistics							X
Environmental/Social							X

*	Qualification for Expertise is that the nominee served in a role where they extensively used this expertise. Simply managing the function does not qualify unless a direct role was included.

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MANAGEMENT

Director Independence

The Board assesses director independence on a case-by-case basis, in each case consistent with applicable legal requirements and the listing standards of the NYSE. After reviewing all relationships each director has with the Company, including the nature and extent of any business relationships between the Company and each director, as well as any significant charitable contributions the Company makes to organizations where its directors serve as board members or executive officers and transactions discussed under “Transactions with Related Persons” below, the Board has affirmatively determined each of Mr. Arbeter, Mr. Drummond, Mr. Schrager, Ms. Troe, Mr. Truelove, Ms. Vallejo and Ms. Whelley have no material relationships with the Company and are independent under the applicable NYSE rules and, to the extent consistent therewith, the Dutch Code.

Committees of the Board

The Company’s Board currently has three standing committees: the Audit Committee, the Compensation Committee and the ESG Committee. Each of the three committees is composed of independent directors and has the composition and responsibilities described below. The Company may decide in the future to create additional committees.

Audit Committee

Members: Lisa L. Troe, Chair* Brian Truelove Eileen G. Whelley * Audit Committee Financial Expert

Primary responsibilities:

The Audit Committee oversees, reviews, acts on and reports on various auditing and accounting matters to the Company’s Board, including:

•  the selection of the Company’s independent accountants;

•  the scope of the Company’s annual audits;

•  fees to be paid to the independent accountants;

•  the performance of the Company’s independent accountants and the Company’s accounting practices.

Meetings in Fiscal 2023: 4

In addition, the Audit Committee oversees the Company’s compliance programs relating to legal and regulatory requirements. On a quarterly basis, the Audit Committee meetings are typically attended by the Company’s Chief Financial Officer, General Counsel, representatives from its external and internal auditors, and others as necessary and appropriate. The Company has adopted an audit committee charter defining the committee’s primary duties in a manner consistent with the rules of the SEC and the NYSE market standards, which is available at www.expro.com.

Ms. Troe, Mr. Truelove and Ms. Whelley are the current members of the Audit Committee and Ms. Troe is the Chair of the Audit Committee. Each member satisfies the heightened requirements for independence under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). An “audit committee financial expert” is defined as a person who, based on his or her experience, possesses the attributes outlined in Regulation S-K Item 407(d)(5)(ii) and (iii). The Board has determined that Ms. Troe is an “audit committee financial expert” as defined by the rules and regulations of the SEC. The Company has determined that each of Ms. Troe, Mr. Truelove and Ms. Whelley are financially literate as defined by the rules and regulations of the NYSE. Ms. Troe currently serves on the audit committee of three other public companies. The Board has determined that such simultaneous service does not impair her ability to effectively serve on the Company’s Audit Committee, including as Audit Committee Chair, due to her 100% attendance at Board meetings and meetings of the Committees on which she serves at the Company and her broad experience, including her status as CPA, among other things.

If elected or re-elected to the Board, Ms. Troe, Mr. Truelove and Ms. Vallejo will serve on the Audit Committee, with Ms. Troe serving as Chair.

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MANAGEMENT

Compensation Committee

Members: Robert Drummond, Chair Eitan Arbeter Eileen G. Whelley

Primary responsibilities:

The Compensation Committee oversees, reviews, acts on and reports on various compensation matters to the Company’s Board, including:

•  the compensation of the Company’s executive officers and directors;

•  the Compensation Discussion and Analysis included in the Company’s proxy statement or Annual Report on Form 10-K and the Compensation Committee Report;

•  compensation matters required by Dutch Law;

•  and the discharge of the Board’s responsibilities relating to compensation of the Company’s executive officers and directors.

Meetings in Fiscal 2023: 5

Each member satisfies the heightened requirements for compensation committee independence set out in Section 303A.02(a)(ii) of the NYSE Manual and Rule 10C-1 of the Exchange Act. The Company has adopted a compensation committee charter defining the committee’s primary duties, which is available at www.expro.com.

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees or to its Chairman when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include other directors, members of the Company’s management, consultants or advisors, and such other persons as the Compensation Committee believes to be necessary or appropriate. Further, Meridian Consultants, LLC has been engaged by the Compensation Committee to provide advice and recommendations regarding compensation.

If re-elected to the Board, Mr. Arbeter, Mr. Drummond and Ms. Whelley will continue to serve on the Compensation Committee, with Ms. Whelley serving as Chair.

ESG Committee

Members: Brian Truelove, Chair Robert Drummond Lisa L. Troe Eileen G. Whelley

Primary responsibilities:

The ESG Committee oversees, reviews, acts on and reports on various corporate governance matters to the Company’s Board, including:

•  the selection of director nominees;

•  composition of the Board and its committees;

•  compliance with corporate governance guidelines;

•  annual performance evaluations of the Board and its committees;

•  and succession planning for the Chief Executive Officer.

Meetings in Fiscal 2023: 4

It also oversees environmental, social and governance related policies and initiatives. The Company has adopted an ESG Committee charter defining the committee’s primary duties, which is available at www.expro.com.

The ESG Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the ESG Committee. The ESG Committee may form and delegate some or all of its authority to subcommittees or to its Chairman when it deems appropriate. Meetings may, at the discretion of the ESG Committee, include other directors, members of the Company’s management, consultants or advisors, and such other persons as the ESG Committee believes to be necessary or appropriate.

If re-elected to the Board, Ms. Troe, Mr. Truelove and Ms. Whelley will continue to serve on the ESG Committee, with Mr. Truelove serving as Chair.

Board and Committee Meetings

During 2022, the Board held eight meetings, the Audit Committee of the Board held four meetings, the Compensation Committee of the Board held five meetings, and the ESG Committee held four meetings. During 2022, each of the Company’s directors attended at least 75% of the Board meetings and the meetings of the committees on which that director served. The Company’s directors are encouraged to attend the annual meeting of shareholders either in person or telephonically. Seven of the nine directors at the time attended the 2022 annual meeting of shareholders either in person or through electronic conferencing and were available to answer questions.

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MANAGEMENT

Selection of Director Nominees and Shareholder Participation

The number of members of the Company’s Board is determined from time to time at a general meeting upon a proposal by the Board. Pursuant to the Company’s Articles, directors are appointed by the shareholders voting at the general meeting upon a proposal of the Board. A proposal made by the Board submitted on time is binding. However, the general meeting may render the proposal non-binding by a resolution to that effect adopted with a majority of no less than two-thirds of the votes cast, representing over one-half of the issued capital. Under Dutch law, in case one person is bindingly proposed for the relevant board seat, that person is deemed elected in case no resolution is adopted by the general meeting to render the proposal non-binding. When making a proposal, subject to applicable law, the Board must observe the terms of the Director Nomination Agreement (as defined above).

Pursuant to the Director Nomination Agreement, Oak Hill Advisors, L.P. currently has the right in respect of one non-executive board seat to designate the person who must be proposed by the Board for appointment provided that it owns at least 10%, but less than 20%, of the Common Stock outstanding at the closing of the Merger. On January 18, 2023, certain funds and accounts managed by Oak Hill Advisors, L.P. sold 9,200,000 shares of Common Stock in an underwritten public offering. Following the offering, the Oak Hill Group owns at least 10%, but less than 20%, of the Common Stock outstanding at the closing of the Merger. Mr. Arbeter was appointed pursuant to this right under the Director Nomination Agreement and will be the Oak Hill Group’s designee at the 2023 annual meeting. Mr. Schrager was nominated by the Board for re-election at the 2023 annual meeting as a non-executive director.

Also, the Mosing Parties (as defined in the Director Nomination Agreement) holding the Mosing Majority (as defined in the Director Nomination Agreement) have ceased to have the right in respect of one non-executive board seat to designate the person who must be proposed by the Board for appointment as they are unable to provide confirmation of ownership of at least 10% of the Company’s Common Stock outstanding at the closing of the Merger. As such, Mr. Erich Mosing will not stand for re-election at the 2023 annual meeting.

In evaluating director candidates, the Company assesses whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to oversee and direct the Company’s affairs and business, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and the quality of the Board’s deliberations and decisions. In evaluating directors under its diversity policy, the Company considers diversity in its broadest sense, including persons diverse in perspectives, personal and professional experiences, geography, gender, race and ethnicity. The Board assesses the effectiveness of this policy in connection with its annual evaluation of the Board and its committees.

In order to assist the Board in the director selection process as well as in the selection of Board committee composition, the ESG Committee has developed a written matrix of the ideal characteristics and competencies of a public company board of directors, including the best practice compositions for members of an audit committee, compensation committee and nominating and governance committee. Criteria includes (i) senior leadership experience, (ii) business development/mergers and acquisition experience, (iii) financial expertise and financial literacy, (iv) public board experience, (v) the number of public boards on which the individual is currently serving, (vi) diversity, (vii) global experience, (viii) industry experience, (ix) operational/manufacturing experience, (x) information technology experience, (xi) brand marketing experience, (xii) independence, (xiii) drilling/service company experience, (xiv) strategy and vision development, (xv) collegiality and respectfulness with regards to the ideas of others, and (xvi) emergency CEO capability.

The Company will consider director candidates recommended by shareholders on the same basis as candidates recommended by the Board and other sources. For a description of the procedures and qualifications required to submit shareholder proposals, including for nominating directors, please see “Shareholder Proposals.” Other than as described above, the Company does not have a policy regarding consideration of director candidates submitted by shareholders.

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MANAGEMENT

Dutch Governance Code and Dutch Law Diversity Requirements and Our Board

Since January 1, 2022, a new bill came into effect under Dutch law regarding gender diversity in top management positions of all large N.V. companies irrespective of whether or where they are listed, which is included in article 166 of Book 2 of the Dutch Civil Code (it being noted that additional rules apply to board positions of companies listed on a regulated stock exchange in the Netherlands).

–	Under this new law, the following rules apply:

i.

The company must set suitable and ambitious targets—in the form of a percentage or number—to ensure a balanced board and group of senior officers/employees (as determined by the company) in terms of gender.

ii.	The company must prepare a plan to meet those gender targets.

iii.

Each year, by October 31, the company must report to the Dutch Social Economic Counsel on the number of men and women who are part of the board by the end of the year; a similar report must be made for the group of senior officers/employees for which a gender target applies.

iv.

As part of its report to the Dutch Social Economic Counsel, the company must also indicate what its targets were, what its plans were to meet those targets and, if applicable, why it failed to meet those targets.

v.	The report as mentioned under iii. and iv. has to be filed by the company for the first time by October 31, 2023 and must relate to the financial years 2021 and 2022.

vi.

For purposes of these rules, a company will qualify as a “large” company, if it has met at least two of the following criteria on two consecutive balance sheet dates without interruption (in principle, determined on a consolidated basis):

•	the value of its assets, determined on the basis of acquisition and creation costs, exceeds €20 million;
•	its annual net turnover exceeds €40 million;
•	annually, on average, it employs at least 250 employees (in or outside the Netherlands).

The importance of diversity is recognized by the Company. The Company’s diversity policy is part of the Corporate Governance Guidelines and the ESG Committee Charter, which are under regular consideration and review by the Board. The Company’s diversity policy is maintained in compliance with the requirements of the Dutch Corporate Governance Code, which is applicable to the Company. The Company strives to give appropriate weight to the diversity policy in the selection and appointment process, while taking into account the overall profile and selection criteria for the appointment of suitable candidates.

The Corporate Governance Guidelines confirm that an important component of the Board is diversity. In addition, the Board believes that the Company should strive to take into account a balanced gender representation as much as possible when making nominations for election and to have at least 30% of the members be women. If the proposed slate of director nominees is elected at the 2023 annual meeting, then three of the nine directors (or 33%) will be women.

The Board continues to improve its gender diversity and seeks to improve its racial and ethnic diversity. The Company believes that the current composition of the Board, taking into account the knowledge and experience of the current members, is in the best interest of the Company and its businesses. In the future, we will continue to pursue a more diverse composition for the Board, although it is not possible to predict when we will be able to fully achieve all targets.

Communications with Directors of the Company

The Board welcomes questions or comments about the Company and its operations. Interested parties who wish to communicate with the Board, the Chair, the non-employee or independent directors, or any individual director may write to Expro Group Holdings N.V., c/o U.S. Headquarters, Attention: Corporate Secretary—1311 Broadfield Blvd., Suite 400, Houston, Texas 77084. If requested, any questions or comments will be kept confidential to the extent reasonably possible. Depending on the subject matter, the Corporate Secretary, will:

•	forward the communication to the director or directors to whom it is addressed;

2023 Proxy Statement | 17

MANAGEMENT

•	refer the inquiry to the appropriate corporate department if it is a matter that does not appear to require direct attention by the Board or an individual director; or
•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s Board. No member of the Company’s Board is an executive officer of a company in which one of the Company’s executive officers serves as a member of the board of directors or compensation committee of that company.

Risk Oversight

The Board is actively involved in oversight of risks that could affect the Company. This oversight function is conducted primarily through the Audit Committee and the ESG Committee, but the full Board retains responsibility for general oversight of risks. The Audit Committee is charged with oversight of the Company’s system of internal controls and risks relating to financial reporting, legal, regulatory and accounting compliance. The ESG Committee is charged with oversight of risks related to environmental, social and governance matters, including climate- and human capital-related risks, as well as enterprise risk management, and the assessment of enterprise and strategic risks, including cybersecurity risks. The Company’s Board supports its oversight responsibility through full reports from the Audit Committee chair and the ESG Committee chair regarding the respective committees’ considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks. In addition, the Company has internal audit systems in place to monitor adherence to policies and procedures and to support the Company’s internal audit function. The Company has an established practice of conducting enterprise risk assessments and fraud risk assessments on a recurring basis, the results of which are reviewed by the Audit Committee, ESG Committee and the Board.

Executive Sessions of the Board

The non-management directors have regularly scheduled meetings in executive session. In the event the non-management directors include directors who are not independent under the listing requirements of the NYSE, then at least once a year, there will be an executive session including only independent directors. The Lead Director, if applicable, or Chair of the ESG Committee is responsible for preparing an agenda for the meetings of the independent directors in executive session. Mr. Truelove has been appointed as Chair of the ESG Committee.

Board Leadership Structure

Under Dutch law, only a non-executive director can be the Chairman of the Board. Currently, Mr. Kearney serves as Chairman of the Board, and Mr. Jardon serves as our President, Chief Executive Officer and executive director. The Board believes this structure promotes increased board independence from management and therefore, leads to better monitoring and oversight.

Annual Performance Evaluation of the Board and Its Committees

The Board conducts an annual self-evaluation to determine whether it is functioning effectively. The self-evaluation process is overseen by the Board, in consultation with the ESG Committee. As part of this process, the Lead Director or non-management Chairman of the Board will receive comments from each director in response to a distributed questionnaire and will determine whether the Board should discuss the findings.

The Board’s committees also conduct an annual self-evaluation to determine whether the committees are functioning effectively. The self-evaluation process is overseen by the Board. As part of this process, the Chair of each committee will receive comments from each of the committee members in response to a distributed questionnaire and will determine whether the applicable committee or the Board should discuss the findings.

18 | 2023 Proxy Statement

MANAGEMENT

Code of Ethics for Chief Executive Officer, Chief Financial Officer, Controller and Certain Other Officers

The Company’s Board has adopted a Financial Code of Ethics for its Chief Executive Officer, Chief Financial Officer and all other financial and accounting officers. Any change to, or waiver from, the Financial Code of Ethics will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of the NYSE. A copy of the Company’s Financial Code of Ethics for its Chief Executive Officer, Chief Financial Officer, Controller and Certain Other Officers is available on the Company’s website at www.expro.com.

Code of Business Conduct and Ethics

The Company’s Board has adopted a Code of Conduct applicable to the Company’s employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of the NYSE. Any change to, or waiver from (for directors and executive officers), this Code of Conduct may be made only by the Company’s Board and will be promptly disclosed within four business days following the amendment or waiver, as required by applicable U.S. federal securities laws and the corporate governance rules of the NYSE. A copy of Company’s Code of Conduct is available on the Company’s website at www.expro.com, and the Company intends to disclose any amendments or waivers to its Code of Conduct via its website.

Corporate Governance Guidelines

The Company’s Board has adopted corporate governance guidelines in accordance with the corporate governance rules of the NYSE. A copy of the Company’s Corporate Governance Guidelines is available on the Company’s website at www.expro.com.

Hedging and Pledging Practices

The Company’s Insider Trading Policy prohibits hedging transactions involving Company securities and other transactions involving Company-based derivative securities. “Derivative securities” are defined in the Insider Trading Policy as options, warrants, stock appreciation rights, convertible notes or similar rights whose value is derived from the value of an equity security, such as Company common stock. Transactions in derivative securities include, but are not limited to, trading in Company-based option contracts, transactions in straddles or collars, transactions in debt that may be convertible into Company common stock, and writing puts or calls. The Insider Trading Policy does not, however, restrict holding, exercising and settling awards such as options, restricted stock, restricted stock units or other derivative securities granted under a Company equity incentive plan. The Company’s Insider Trading Policy also prohibits pledging Company securities as collateral, including holding shares in a margin account. The Insider Trading Policy applies to all Company insiders, whether employees, executive officers or directors, as well as certain persons related to them.

2023 Proxy Statement | 19

ENVIRONMENTAL | SOCIAL | GOVERNANCE (ESG)

Board Oversight of ESG

Our Board of Directors is actively involved in the oversight of risks that could affect the Company.

The Board’s oversight is conducted primarily through the Audit Committee and the Environmental, Social, and Governance (ESG) Committee, and the Board receives regular reports from the Audit Committee and the ESG Committee regarding such committees’ considerations and actions. In addition, the Board receives regular reports directly from the Chief Sustainability Officer and other officers responsible for oversight of particular risks. The Company also has internal audit systems in place to monitor adherence to policies and procedures and to support the Company’s internal audit function. The Company has an established practice of conducting enterprise risk assessments and fraud risk assessments on a recurring basis through this internal audit function, the results of which are reviewed by the Audit Committee, ESG Committee, and the Board.

Audit Committee The Audit Committee is charged with oversight of the Company’s system of internal controls and risks relating to financial reporting, legal, regulatory, and accounting compliance.

ESG Committee

The ESG Committee is charged with oversight of the risks related to Environmental, Social, and Governance matters, including climate- and human-capital-related risks, as well as enterprise risk management, and the assessment of enterprise and strategic risks, including cybersecurity risks.

ESG Leadership Council

Supported by the Board, our ESG Leadership Council is championed by three members of our Executive Management Team.

The team has oversight of Environmental, Social, and Governance matters, including managing the risks of climate change. We take pride in our dedication to being a responsible and transparent business that operates under a clear set of Environmental, Social, and Governance principles that support the UN Sustainable Development Goals (SDGs), a collection of 17 global goals set by the United Nations General Assembly in 2015.

Ultimately, our goal is to have a positive impact on the future for each and every one of us.

We currently disclose ESG metrics and goals under two main frameworks: Sustainability Accounting Standards Board (SASB) Index and Taskforce for Climate-Related Financial Disclosure (TCFD).

Under SASB, we disclose the following material metrics:

•	Emissions Reduction Services & Fuels Management
•	Water Management
•	Chemicals Management
•	Ecological Impact Management
•	Workforce Health & Safety
•	Business Ethics & Transparency
•	Management of the Legal & Regulatory Environment
•	Critical Incident Risk Management

20 | 2023 Proxy Statement

ENVIRONMENTAL | SOCIAL | GOVERNANCE (ESG)

Under TCFD, we disclose information under all four pillars of the framework.

•	Governance
•	Strategy
•	Risk Management
•	Metrics & Targets

For additional information, please visit our website at www.expro.com.

Our industry is part of the solution to address a lower carbon future—and we are committed to playing our part. We are advancing and developing technologies to achieve this and participate in maximizing recovery. We believe that our commitment to innovation, efficiency, and digitalization better informs our customers, enables operational excellence, and facilitates more timely and informed decisions.

Our Environmental Achievements in 2022 were as follows:

At Expro, we strive to be a safe, diverse, and inclusive people-focused company that positively impacts local communities and society.

2023 Proxy Statement | 21

ENVIRONMENTAL | SOCIAL | GOVERNANCE (ESG)

In 2022, our ESG Leadership Council announced the Social Working Group to guide our Diversity & Inclusion initiatives among other initiatives. With support from our Head of Sustainability and Senior Vice President of Human Resources, we will actively seek input from the Social Working Groups that have been established in each region to expand our action plan and further enhance our culture of diversity and inclusivity.

It is important to us that we help to make all of our employees feel comfortable in a respectful, supportive, and inclusive working environment where differences are valued and all employees feel that they have a voice to make positive suggestions to enhance our working environment, customer satisfaction, and business success.

We recognize the value a balanced workforce brings to our Company’s success and remain committed to improving diversity alongside the broader industry efforts. To assist our employees and stakeholders with understanding our commitment to diversity, we provide the following reports on our website at www.expro.com:

•	Gender Pay Gap Report: provides details on our UK entity, Expro North Sea Limited (ENSL)
•	EEO-1 Report: provides details on our US demographic workforce data, including data by race/ethnicity, gender and job categories.

We use a multi-step approach to identify the key risks to achieving our strategic objectives.

The risk assessment process described here is just the first step in our Enterprise Risk Management process. Additional actions are taken depending on the position of each risk in the Risk Action matrix.

•	Improve: Develop project plan for improving management’s preparedness.
•	Test: Perform audits and self-assessments to confirm operating effectiveness of mitigation activities.
•	Monitor: Develop feedback mechanisms to monitor risk escalation.
•	Optimize: Assess level of mitigating activities, considering efficiency opportunities

While the Risk Assessment process occurs at a point in time, our Enterprise Risk Management process is an ongoing priority for our Executive Management Team and broader company leadership, as they guide the strategic direction and day-to-day activities of the organization.

The ESG Committee of our Board of Directors has oversight of our Enterprise Risk Management process. Management presents the full Risk Action Matrix and Risk Register to the ESG Committee at least annually. On a routine basis, management and the committee members conduct more in-depth reviews of specific risks and the Company’s activities for managing those risks. In addition to the ESG Committee, other committees of the Board have oversight responsibility for certain categories of risk. For example, the Audit Committee has oversight of our financial related risks and the Compensation Committee has oversight of our talent management related risks.

At Expro, we recognize the importance of addressing cybersecurity risks as they rapidly evolve in our industry.

We realize that cybersecurity breaches can impact the safety, sustainability, and governance of our operations, and the privacy and integrity of our data. We also recognize that these risks can have similar impacts on our customers and partners.

•	Framework: We leverage an information security program aligned to industry standard security frameworks and controls.
•	Governance: Our Vice President of Information Technology has managerial responsibility for our data security programs, overseen by our executive leadership and Board.
•	Training: All employees and all relevant contractors with access to our systems receive at least annual cybersecurity and data privacy training.

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ENVIRONMENTAL | SOCIAL | GOVERNANCE (ESG)

•	Collaboration: Expro participates in public / private partnerships with other critical infrastructure providers to promote and maintain awareness of cybersecurity threats and remediations.
•	Operational Security: The tools and services we use to deliver value to our customers are increasingly digitized and connected, driving down safety risk exposure hours and eliminating defects.

We strive to manage our internal risk, and, at the same time, we work collaboratively with customers and partners to reduce cybersecurity risk in our operations.

Disclaimer

ESG-related statements are aspirational, are not guarantees or promises that related goals or targets may be met, and may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and assumptions that are subject to change in the future.

Website references throughout this proxy statement are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this proxy statement.

2023 Proxy Statement | 23

COMPENSATION COMMITTEE REPORT

The Board reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K promulgated by the SEC with management of the Company, and, based on such review and discussions, the Board recommended that such Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Submitted by the Compensation Committee

Robert W. Drummond (Chairman)

Eitan Arbeter

Eileen G. Whelley

24 | 2023 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (this “CD&A”) is intended to provide perspective regarding the Company’s executive compensation program for 2022, and the philosophy, objectives, compensation processes, and key components of compensation established by the Compensation Committee of the Company.

Program Highlights for 2022:

•	A large portion of total compensation is provided under variable, at-risk performance-based elements to align pay and performance;

•	Multiple performance metrics are utilized across our short- and long-term incentive plans;

•	Maximum payout is limited under our short- and long-term incentive plans;

•	We maintain stock ownership guidelines for officers and non-employee directors;

•	Anti-hedging and anti-pledging policies are included in our Insider Trading Policy;

•	The Compensation Committee engages an independent outside consultant to help the Committee evaluate and monitor our compensation program;

•	We utilize reasonable post-employment and change-in-control provisions that do not allow single-trigger change-in-control payments or excise tax gross-ups, and we do not pay severance in the event of voluntary termination, and we do not maintain employment agreements or other agreements providing our executive officers with a contractual right to cash severance following a termination of employment that occurs without a change in control (other than with respect to the individual agreement with Mr. Jardon described below and under a general executive retention and severance plan); and

•	We have clawback provisions in key agreements, and a Recoupment Policy that applies to all incentive compensation paid to our NEOs.

The occurrence of the Merger in 2021 impacted the Company’s executive compensation program significantly. Specifically, as previously reported, the Named Executive Officers received initial equity grants on October 1, 2021, the Merger closing date, which equity grants were intended in substitution for regular annual grants that would normally have been made in February 2022. As a result, there were no equity grants to the Named Executive Officers in 2022, due to the fact that the grants previously made in 2021 were intended to cover both 2021 and 2022.

2023 Proxy Statement | 25

COMPENSATION DISCUSSION AND ANALYSIS

The Company continues to maintain executive compensation programs that reflect positive corporate governance features. Below is a summary of those practices:

WHAT WE DO		WHAT WE DON’T DO

☑	Utilize variable, at-risk performance-based elements to align pay and performance for a large portion of compensation.	☒	Permit hedging or pledging of Company stock.

☑	Maintain stock ownership requirements for officers and non-employee directors.	☒	Agree to single trigger post-employment and change-in-control provisions.

☑	Utilize multiple performance metrics across our short- and long-term incentive plans.	☒	Maintain individual employment agreements providing cash severance following a termination of employment (other than with respect to an individual agreement with our CEO).

☑	Limit maximum payout under our short- and long-term incentive plans.	☒	Backdate or reprice stock option awards.

☑	Engage an independent outside consultant to help the Compensation Committee evaluate and monitor our compensation program.	☒	Provide tax gross-ups on change-in-control benefits.

☑	Include clawback provisions in key agreements, and maintain a Recoupment Policy that applies to all incentive compensation paid to our Named Executive Officers.	☒	Provide excessive perquisites.

☑	Utilize reasonable post-employment and change-in-control provisions that do not allow single-trigger change-in-control payments and do not pay severance in the event of voluntary termination.

☑	Annually review all officer compensation opportunities against peer groups.

Say-on-Pay

We held our last advisory say-on-pay and say-on-frequency votes regarding executive compensation at the Company’s 2022 Annual Meeting. At that meeting, more than 95% of the votes cast by our shareholders approved the compensation paid to our Named Executive Officers as described in the CD&A and the other related compensation tables and disclosures contained in our Proxy Statement filed with the SEC on April 1, 2022. Following the Merger, the Committee determined that it was advisable to hold say-on-pay votes annually, and the next advisory say-on-pay vote will occur at this 2023 Annual Meeting.

Overview of Executive Compensation and our Compensation Process

The Company designs its compensation program to enable the organization to attract, motivate, retain and reward employees by offering a flexible compensation and benefits package targeted to be competitive with the external market in which we compete for talent. The Company also seeks alignment with our business strategy, goals and processes by tying a substantial portion of executive pay to performance. Appropriate levels of control ensure compliance with legislation, achievement of the best return on investment and promotion of global equity and consistency.

These objectives are taken into consideration when creating the Company’s compensation arrangements, when setting each element of compensation under those programs, and when determining the proper mix of the various compensation elements for each of the Named Executive Officers. We intend to annually re-evaluate whether our compensation programs and the levels of pay awarded under each element of compensation achieve these objectives.

The Compensation Committee has primary responsibility over our executive compensation program, including the decisions regarding the various levels and forms of compensation for each of the Company’s Named Executive

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COMPENSATION DISCUSSION AND ANALYSIS

Officers. The Compensation Committee’s primary objectives were to set competitive pay practices and to utilize equity compensation to align the incentives of executives of the Company with the interests of shareholders by tying a portion of compensation directly to performance.

As a result of the actions of the Company’s Compensation Committee, the compensation of the Company’s Named Executive Officers consisted primarily of the following items, which are described in greater detail in the sections below:

•	base salary;
•	annual cash incentive awards;
•	equity-based long-term incentive compensation (comprised of both time-based vesting equity awards and performance-based equity awards); and
•	severance benefits for certain terminations of employment.

Independent Compensation Consultant

To ensure the Company continues to meet its compensation objectives as a public company, we work with Meridian and use market data to develop an understanding of the current compensation practices among peers and to ensure that our executive compensation program is appropriately benchmarked against peers within the industry.

Peer Group and Benchmarking

The committee reviews a competitive market analysis of officer compensation each year provided by Meridian. This data helps inform pay decisions for the upcoming year. The peer group used in the market analysis (which was used to inform 2022 compensation) was:

2022 Peer Group
Archrock Inc	Nextier Oilfield Solutions Inc	Propetro Holding Corp
ChampionX Corp	Oceaneering International Inc.	RPC, Inc.
Exterran Corp	Oil States International, Inc.	Select Energy Services Inc
Helix Energy Solutions Group, Inc.	Patterson-UTI Energy, Inc.	USA Compression Partners, LP
Helmerich & Payne, Inc.	Precision Drilling Corp	US Silica Holdings Inc
Nabors Industries Ltd.

Meridian worked with our Compensation Committee to select this group of publicly traded international companies from the same or similar industries and within a certain range of our annual revenue to serve as the Company’s peer group for purposes of obtaining data regarding their compensation practices in order to evaluate the appropriateness of our compensation practices relative to our peers. The Compensation Committee evaluates this peer group annually so that appropriate adjustments can be made. The Committee takes peer group market data into consideration when establishing officer pay levels, but also considers other relevant factors such as performance, experience, internal alignment, scope of the role, and other relevant factors when making pay decisions. The Committee also uses market data from the same peer group in evaluating non-employee Board of Director compensation.

2023 Proxy Statement | 27

COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

This CD&A provides information regarding the executive compensation program for the following executive officers (collectively, the “Named Executive Officers”).

Michael Jardon President and Chief Executive Officer	Quinn Fanning Chief Financial Officer	Alistair Geddes Chief Operating Officer	Steven Russell Chief Technology Officer	John McAlister General Counsel and Secretary

Components of the Company’s Executive Compensation Program

For 2022, in addition to a base salary, each of the Named Executive Officers received a cash incentive bonus. The Named Executive Officers previously received equity grants on October 1, 2021, following the completion of the Merger, which equity grants were intended in substitution for regular annual grants that would normally have been made in February 2022. In February 2023, the Company resumed making annual equity grants to the Named Executive Officers, and expects to make such grants on an annual basis moving forward. The Company believes its mix of compensation aligns its executives’ compensation with the Company’s short-term and long-term goals consistent with the interests of the Company’s shareholders.

The chart below summarizes the percentage of each Named Executive Officers’ compensation from each of the compensation elements for 2022. Although the Company did not make equity awards to the Named Executive Officers during 2022, we have included the portion of the equity award made in October 2021 that was made in respect of such Named Executive Officer’s service for 2022 to more accurately illustrate the compensation mix.

Name (1)	Base Salary(2)	Cash Incentives(3)	Equity Awards(4)	Perquisites and Other Compensation Elements(5)
Michael Jardon	13.3%	14.9%	66.2%	5.7%
Quinn Fanning	16.1%	14.3%	67.0%	2.8%
John McAlister	21.2%	19.0%	55.0%	4.9%
Alistair Geddes	18.9%	16.9%	60.0%	4.1%
Steven Russell	25.6%	22.9%	51.2%	0.4%

(1)

May not add to 100% due to rounding. Calculated as a percentage of compensation as shown in the Summary Compensation Table for 2022, plus the portion of the equity awarded in 2021 considered in respect of service in 2022 (as further described in footnote 4 to this table).

(2)	Base salary as set forth in the Base Salary column of the Summary Compensation Table for 2022.

(3)	Cash incentives as set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table for 2022.

(4)

Equity awards are the approximate portion of the equity awards granted in October 2021 that was considered by the committee in respect of service in 2022. Those amounts are as follows: Mr. Jardon—$4,975,000; Mr: Fanning—$1,875,000; Mr. McAlister—$1,000,000; Mr. Geddes—$1,650,000 and Mr. Russell—$850,000. The full value of equity awards received by each Named Executive Officer in 2021 is as set forth in the Stock Awards column of the Summary Compensation Table for 2021.

(5)	Perquisites and other compensation elements as set forth in the All Other Compensation column of the Summary Compensation Table for 2022.

The cash incentive bonus targets were based on a percentage of each Named Executive Officer’s base salary, which percentage is determined based on the achievement of performance metrics further detailed below. For additional information on the cash incentive bonuses paid to our Named Executive Officers, see “—Annual Cash Incentives” below.

The Company’s Amended and Restated U.S. Executive Change-in-Control Severance Plan (the “CIC Severance Plan”) provides severance protection in connection with certain qualifying terminations following a change in control for the Named Executive Officers who participate in this plan, and the Executive Retention and Severance Plan also provides severance payments in connection with certain qualifying terminations unrelated to a change in control. In

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COMPENSATION DISCUSSION AND ANALYSIS

light of these arrangements, the employment agreements with our Named Executive Officers do not separately provide for severance payments to be made (other than the employment agreement with Mr. Jardon, entered into as of the closing of the Merger, which does provide for severance payments). See “—Long-Term Incentives—Severance Benefits,” for a more detailed discussion of the severance benefits offered by the Company to each of the Named Executive Officers.

Below is a description of each of the principal elements of the Company’s compensation programs in effect as of the close of our most recent fiscal year and the Company’s view on these elements. The Company recognizes that in connection with the review the Board or Compensation Committee undertakes with Meridian, the goals themselves and the methods of implementing those goals may change in the future.

Base Salary

Each Named Executive Officer’s base salary is a fixed component of compensation for each year for performing specific job responsibilities. The Named Executive Officers received base salaries determined by the Company’s Compensation Committee. In setting the base salaries for 2022, the Company’s Compensation Committee considered various factors, including current market conditions, market and peer group data provided by Meridian, the individual’s performance, experience, and responsibilities, and the overall compensation package received by each Named Executive Officer. The Compensation Committee did not make any changes to the base salaries of the Named Executive Officers for 2022 from the base salary amounts in effect following the Merger in 2021.

The 2022 annual base salary for each of the Named Executive Officers is set forth below.

Name	Annual Base Salary
Michael Jardon	$1,000,000
Quinn Fanning	$ 450,000
John McAlister	$ 385,585	*
Alistair Geddes	$ 520,726	*
Steven Russell	$ 425,000

*	Converted to USD from GBP using an exchange ratio of $1.23982 to British Pound, which is the average monthly rate for 2022 as reported by XE.com.

In the future, the Company expects the Compensation Committee will review base salaries on an annual basis to determine if the Company’s financial and operating performance, as well as the executive officer’s personal performance, market conditions, and any other factors that the Compensation Committee deems appropriate to consider, support any adjustment to the executive officer’s base salary.

Annual Cash Incentives

Our annual incentive program in 2022 was designed to provide management, including our Named Executive Officers, with an annual incentive opportunity that was tied to certain metrics measuring the Company’s performance while remaining competitive with our peers. The annual incentive program is a short-term cash incentive program, which has a one-year performance period. In 2022, the Compensation Committee evaluated and oversaw the annual incentive program for our Named Executive Officers, in consultation with Meridian.

2023 Proxy Statement | 29

COMPENSATION DISCUSSION AND ANALYSIS

Based on the evaluation of the Compensation Committee and consistent with each the Company’s historical practices, the plan provided for a target incentive opportunity expressed as a percentage of each executive officer’s 2022 base salary.

Name	Target Annual Incentive Award (% of Annual Base Salary)	Target Incentive Award ($)
Michael Jardon	125%	$1,250,000
Quinn Fanning	100%	$450,000
John McAlister	100%	$385,585	*
Alistair Geddes	100%	$520,726	*
Steven Russell	100%	$425,000

*	Converted to USD from GBP using an exchange ratio of $1.23982 to British Pound, which is the average monthly rate for 2022 as reported by XE.com.

The amounts listed in the table above reflect each individual’s STI target award for 2022, based on a level of achievement that results in a 100% payout of their target annual incentive award.

For the Named Executive Officers, the target incentive opportunity granted for 2022 was dependent on the Company’s achievement of three corporate-wide formulaic performance goals and 25% was dependent upon achievement of measurable, non-formulaic strategic objectives. The following table illustrates the weighting of each metric and the potential payout levels for 2022.

Metric	Weighting	Threshold (50% Payout)	Target (100% Payout)	Maximum (200% Payout)
Adjusted EBITDA(1)	45.0%	$194M	$216M	$302M
Adjusted EBITDA minus Capex(2)	20.0%	$115M	$127M	$175M
HSEQ (TRCF)(3)	10.0%	1.49	1.36	1.31
Strategic Objectives(4)	25.0%		Discretionary

(1)

“Adjusted EBITDA” is defined by the Company as net income/(loss) adjusted for interest and finance charges, net, income tax expense, foreign exchange gains/(losses), severance and other charges, stock-based compensation expense, other income/(expense), gain/(loss) on disposal of group of assets and exceptional items (including merger and integration costs), depreciation, amortization and impairments.

(2)

Adjusted EBITDA minus Capex. “Capex” is defined by the Company as Core Capex, which is defined as purchases of property, plant and equipment other than non-core capex (including LWI-related capex and merger and integration-related capex (including capitalized costs associated with facilities consolidation and the migration to a common enterprise resource planning (ERP) platform)).

(3)

Health, Safety, Environment and Quality, measured by Total Recordable Case Frequency, or “TRCF”, which is defined as the total recordable cases multiplied by one million, divided by the number of exposure (working) hours.

(4)	Strategic objectives are based on achievement of measurable, non-formulaic factors related to key integration milestones, year-end cash and cash management.

As reflected in the table above, if the Company achieved the target performance metrics for 2022, the cash incentive awards for the Named Executive Officers would be paid at 100% of the target levels, with no payout unless a threshold performance level of the target metrics was achieved. Achievement of the threshold level would result in a 50% payout of a Named Executive Officer’s target cash incentive award.

For all of the metrics, the Company may reward additional incentive compensation beyond the target incentive award for above target performance based on the metrics described above. Annual incentive awards for 2022 could be paid at up to two times the target payout if maximum performance metrics were met.

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COMPENSATION DISCUSSION AND ANALYSIS

For performance achievement between threshold, target, and maximum levels, payouts are interpolated. The actual results attained by the Company during 2022 with respect to the performance metrics established for 2022 yielded a 89.4% payout. This was based on actual results as described in the table below.

Goal	Weighting	Actual		Weighted Achievement (%)
Adjusted EBITDA	45.0%	$206.2	M	35.0%
Adjusted EBITDA minus Capex	20.0%	$126.3	M	19.4%
HSEQ (TRCF)	10.0%	1.07		10.0%
Strategic Objectives	25.0%	n/a		25.0%
Total Payout %		89.4%

While the Committee has discretion to adjust payments up and down, based on individual performance and other factors, no adjustments were made to any of our Named Executive Officer’s individual annual incentive payment for 2022 under the plan.

Long-Term Incentives

Equity Awards

To create additional incentives for the executive officers to continue to grow enterprise value and to align their pay with shareholders, we maintain the Company’s Long-Term Incentive Plan (the “LTIP”). We believe a formal long-term equity-based incentive program is important and consistent with the compensation programs of the companies in our peer group. We also believe that long-term equity-based incentive compensation is an important component of our overall compensation program because it:

•	balances short- and long-term objectives;
•	aligns our executives’ interests with the long-term interests of our shareholders;
•	rewards long-term performance relative to industry peers;
•	makes our compensation program competitive from a total remuneration standpoint;
•	encourages executive retention; and
•	gives executives the opportunity to share in our long-term value creation.

Our Compensation Committee has the authority under the LTIP to award incentive equity compensation to our executive officers in such amounts and on such terms as the committee determines appropriate in its sole discretion based on a variety of factors, including the Company’s financial and operating performance; the size and mix of the executive’s total compensation; achievement of strategic non-financial goals; market comparisons and individual factors.

To date, our long-term equity-based incentive compensation has consisted of grants of time-based and performance-based restricted stock unit (“RSU”) awards; however, our Compensation Committee may determine in the future that different and/or additional award types are appropriate. An RSU is a notional share of the Company’s common stock that entitles the grantee to receive a share of common stock upon the vesting of the RSU. We believe RSUs effectively align our executive officers with the interests of our shareholders on a long-term basis and have retentive attributes.

As noted above, there were no equity grants to the Named Executive Officers in 2022 because the Named Executive Officers received initial equity grants on October 1, 2021 (the “Merger Closing Date Equity Awards”), which equity awards were intended in substitution for regular annual grants that would normally have been made in February 2022. In February 2023, the Company resumed making annual equity grants to the Named Executive Officers, and expects to make such grants on an annual basis moving forward. The below summarizes the terms of the Merger Closing Date Equity Awards.

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COMPENSATION DISCUSSION AND ANALYSIS

Merger Closing Date Equity Awards

In connection with the close of the Merger, and in order to establish immediate shareholder alignment for the new officer team of the combined Company, the Compensation Committee of the Company made grants on the following terms to each of the Named Executive Officers: 40% of the annual RSU awards were provided in the form of performance-based restricted stock units (“PRSUs), while the remaining 60% of annual RSUs were provided in the form of time-based RSUs (except with respect to Mr. Jardon, who received his grant 60% in the form of PRSUs and 40% in the form of time-based RSUs). The time-based RSUs provide for ratable vesting with one-third having vested on February 22, 2023 and a remaining one-third vesting on each of February 22, 2024 and February 22, 2025. The PRSUs remained outstanding following the Merger and vest at the end of a performance period ending on December 31, 2024, subject to both the awardholder’s continuous employment and the Company’s total shareholder return (“TSR”) performance as compared to the TSR performance of its peer group, with payout determined as follows: (1) performance at the end of the three-year performance period is measured by calculating TSR performance separately with respect to three separate one-year achievement periods included in the three year performance period, resulting in a weighted average payout at the end of the three-year performance period; (2) the Company’s relative TSR is measured against the companies listed in the SPDR S&P Oil & Gas Equipment and Services ETF, a fund whose investments are based on an index derived from the oil and gas equipment and services segment of a U.S. total market composite index; and (3) in determining payout amounts, the TSR relative percentile rank and the resulting payout percentages include the following levels, however, if TSR for the performance period is negative, the payout will not exceed 100% of the target level:

Level	TSR Percentile Rank vs. Peer Group	Payout Percentage
Maximum	90th percentile and above	200% of Target Level
Target	75th percentile	150% of Target Level
Target	50th percentile	100% of Target Level
Threshold	25th percentile	50% of Target Level
	Below 25th percentile	0%

The mix of 2023 equity awards will be 60% provided in the form of PRSUs and the remaining 40% in the form of time-based RSUs.

Employee Stock Purchase Plan

We maintain the Company’s Employee Stock Purchase Plan (the “ESPP”), which was originally approved by Frank’s shareholders prior to the completion of its initial public offering, in order to enable eligible employees (including the Named Executive Officers) to purchase shares of the Company’s Common Stock at a discount. This plan encourages stock ownership and aligns the interests of the executives with our shareholders. Purchases under the ESPP are accomplished through participation in discrete offering periods. This ESPP is intended to qualify as an employee stock purchase under section 423 of the Internal Revenue Code of 1986, as amended, (the “Code”). Under the existing ESPP, a maximum of 500,000 shares of the Company’s Common Stock has been reserved for issuance, subject to appropriate adjustments to reflect changes in the Common Stock caused by certain events like stock splits or a change in control, and which amount was adjusted in connection with the Merger. The number of shares of stock that may be granted to any single participant in any single option period will be subject to certain limitations set forth in the plan. At this 2023 Annual Meeting, stockholders will vote on the adoption of the Company’s 2023 Employee Stock Purchase Plan (the “New Plan”), which reserves 5,000,000 shares for issuance for periods on and after July 1, 2023. The New Plan will contain substantially similar terms as the current ESPP, except as described herein. See “Item 9—Adoption of the 2023 Employee Stock Purchase Plan.”

Severance Benefits

Other than Mr. Jardon, who is party to an employment agreement, none of our Named Executive Officers is a party to an individual employment agreement providing for severance upon a termination of employment. However, the CIC Severance Plan provides severance payments in a “double-trigger” situation, and the Executive Retention and Severance Plan provides severance benefits in the case of a qualifying termination. The Named Executive Officers other than Mr. Jardon all participate in the CIC Severance Plan and the Executive Retention and Severance Plan, which supersede any of their individual severance rights. Further, severance payments would not be provided to an executive in the event of voluntary termination.

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COMPENSATION DISCUSSION AND ANALYSIS

CIC Severance Plan

Under the CIC Severance Plan, the Named Executive Officers who are participants in the plan are entitled to receive a cash severance equal to two times the sum of the executive’s annual base salary and target incentive opportunity for the year of termination, as well as certain other severance benefits (including accelerated vesting of outstanding equity awards and a pro-rated cash bonus based on their target incentive amount for the year of termination), upon a qualifying termination, which is defined as an involuntary termination within the 24-month period following a change in control. Other than Mr. Jardon, all of our Named Executive Officers were participants in this plan in 2022. There are no single-trigger change-of-control payments provided under this plan, nor do we provide any 280G parachute payment tax gross-ups. However, we believe that competitive double-trigger payments provide financial protection to employees following an involuntary loss of employment in connection with a change in control. We believe that these types of benefits enable our executives to focus on important business decisions in the event of any future acquisition of our business, without regard to how the transaction may affect them personally. We believe that this structure provides executives with an appropriate incentive to cooperate in completing a change in control transaction if such transaction is in the best interest of the Company and its shareholders. Participation in the CIC Severance Plan is contingent upon the executive entering into a participation agreement in which the executive agrees to certain restrictive covenants during and following employment with the Company.

Executive Retention and Severance Plan

Under the Executive Retention and Severance Plan, the Named Executive Officers who are participants in the plan are entitled to receive severance in the amount of one times annual base salary, plus limited payments and reimbursements to cover outplacement assistance and health plan coverage, upon a qualifying termination of employment, which is defined as a termination by the Company without cause, or resignation by the executive for good reason. In order to prevent payment of benefits under both the CIC Severance Plan and the Executive Retention and Severance Plan, a termination in connection with a change in control entitling the executive to payment under the CIC Severance Plan cannot be a qualifying termination under the Executive Retention and Severance Plan. Other than Mr. Jardon, all of our Named Executive Officers were participants in this plan in 2022.

Mr. Jardon’s Employment Agreement

At the closing of the Merger, the Company and Mr. Jardon entered into an employment agreement (the “Jardon Agreement”), which provides that if Mr. Jardon is terminated by the Company without “Cause” or resigns for “Good Reason” (each such term as defined in the Jardon Agreement), Mr. Jardon will be eligible to receive the following benefits, in each case, subject to his execution and nonrevocation of a release of claims in favor of the Company and his continued compliance with the confidentiality, intellectual property, non-competition, non-solicitation and non-disparagement covenants set forth in the Jardon Agreement:

•

Cash severance equal to 2.0 times the sum of (i) the highest base salary in effect for Mr. Jardon during the six-month period ending immediately prior to the date on which his employment is terminated (the “Termination Date”) and (ii) the average of the annual bonuses received by Mr. Jardon for the two years immediately preceding the Termination Date (or if two annual bonuses have not yet been received by Mr. Jardon as of the Termination Date, the annual bonus received by Mr. Jardon for the year preceding the Termination Date, annualized to the extent necessary), payable in ten substantially equal monthly installments;

•	Payment of any earned but unpaid annual bonus for the year immediately preceding the year in which the Termination Date occurs;
•	A lump sum cash payment equal to $12,500 in consideration of the cost of health care continuation; and
•	Reimbursement of up to $7,500 in outplacement assistance benefits procured by Mr. Jardon within 12 months following the Termination Date.

The Jardon Agreement further provides that if Mr. Jardon is terminated by the Company without Cause or for Good Reason within the 24 months following a “Change in Control” (such term as defined in the Jardon Agreement),

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COMPENSATION DISCUSSION AND ANALYSIS

Mr. Jardon will be eligible to receive the following benefits, in each case, subject to his execution and nonrevocation of a release of claims in favor of the Company and his continued compliance with the confidentiality, intellectual property, non-competition, non-solicitation and non-disparagement covenants set forth in the Jardon Agreement:

•

Cash severance equal to 3.0 times the sum of (i) the highest base salary in effect for Mr. Jardon during the six-month period ending immediately prior to the Termination Date or the date of the Change in Control, whichever results in the greater amount (the “CIC Base Salary”), and (ii) the product of (x) the highest target bonus percentage in place for Mr. Jardon during the year in which the Termination Date occurs and (y) the CIC Base Salary, payable in ten substantially equal monthly installments;

•	Payment of a pro-rata portion of the target annual bonus that would have been earned for the year in which the Termination Date occurs, based on the number of days employed during such year;
•	A lump sum cash payment equal to $22,500 in consideration of the cost of health care continuation;
•

Accelerated vesting of any outstanding equity awards, with vesting of any performance-based equity awards determined based on the greater of (x) actual performance as of the Termination Date and (y) target performance at the 100% target payout level; and

•	Reimbursement of up to $15,000 in outplacement assistance benefits procured by Mr. Jardon within 12 months following the Termination Date.

Other Arrangements

In addition, the Named Executive Officers may become entitled to continued or accelerated vesting under the terms of certain outstanding RSU and/or PRSU awards upon qualifying terminations of employment (subject to certain restrictive covenant obligations).

See “—Potential Payments upon Termination or a Change in Control,” for a more detailed discussion of the payments and benefits provided under each of the arrangements noted above. We believe that these arrangements help to ensure the day-to-day stability and focus of our management team and are consistent with competitive practices.

Perquisites and Other Compensation Elements

The Company pays certain limited automobile expenses for each Messrs. Jardon, Fanning, McAlister and Geddes. Messrs. McAlister and Geddes, who participate in our U.K. benefit plans, each receive a cash allowance in lieu of pension participation, since they are otherwise not eligible to participate in the Expro North Sea Limited Retirement and Death Benefits Plan. The cash allowance is equal to 20% of their respective base salaries. The Compensation Committee of the Company determined that it was appropriate to continue to offer these two benefits to the applicable Named Executive Officers consistent with their pre-Merger compensation packages. During 2022, certain reimbursement payments were made to Messrs. Jardon and Fanning related to the cost of tax penalties that arose from a drafting error in equity awards granted to senior employees of Legacy Expro. See the Narrative Description of the Summary Compensation Table below for further details.

Risk Assessment

The Company’s Board has reviewed the Company’s compensation policies as generally applicable to employees and believes that these policies do not encourage excessive or unnecessary risk-taking and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In addition, the following specific factors, in particular, reduce the likelihood of excessive risk-taking:

•	The Company’s overall compensation levels are competitive with the market;
•

The Company’s compensation mix is balanced among (i) fixed components, like salary and benefits, (ii) annual incentives that reward the Company’s overall financial and business performance, business unit financial performance, operational measures, and individual performance, and (iii) long-term incentives that align executives’ interests with those of our shareholders, encouraging them to preserve long-term shareholder value and avoid excessive risks;

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COMPENSATION DISCUSSION AND ANALYSIS

•	Multiple performance metrics are used across the short- and long-term incentive program;
•	Incentive programs have maximum payout limitations;
•

Long-term incentive awards are granted on an annual basis, creating overlapping vesting and performance measurement periods, and ensuring that executives remain exposed to the risks of their decisions over time;

•	Named Executive Officers are subject to stock ownership guidelines that require that they hold a minimum value of stock while employed by the Company;
•

We have clawback provisions in key agreements, such as our RSU award agreements and the CIC Severance Plan, and our Named Executive Officers are also subject to a Recoupment Policy that applies to all incentive compensation paid to our NEOs; and

•	Our insider trading policy contains prohibitions against pledging and engaging in hedging transactions with respect to our stock and other securities.

In summary, although a portion of the compensation provided to the Named Executive Officers may be based on the Company’s performance and on the individual successes of the employee, the Company believes its compensation programs do not encourage excessive and unnecessary risk-taking by executive officers (or other employees) because these programs are designed to encourage employees to remain focused on both short- and long-term operational and financial goals of the Company. Additionally, our use of long-term equity-based compensation serves our compensation program’s goal of aligning the interests of executives and shareholders, thereby reducing the incentives for unnecessary risk-taking. Facets of compensation that incentivize these executives but mitigate risk-taking have been and will continue to be one of the many factors considered by the Compensation Committee during its review of the Company’s compensation programs and during the design of new programs that may become effective in connection with the Company’s continued growth and development. In the future, the Compensation Committee will seek to ensure that any changes made to the compensation programs do not encourage excessive or unnecessary risk-taking and that any level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company.

Stock Ownership Guidelines

Our Named Executive Officers are subject to stock ownership guidelines that were established by our Board as of the closing of the Merger, and replaced a similar set of guidelines that had previously been established by the Company’s then Supervisory Board prior to the Merger. These guidelines reinforce the importance of aligning the interests of our executive officers with the interests of our shareholders. The current guidelines are expressed in terms of the value of our executive officers’ equity holdings as a multiple of each currently employed executive officer’s base salary, as follows:

Officer Level	Ownership Guideline
President/Chief Executive Officer	5x annualized base salary
Direct Reports to the CEO (that are executive officers)	3x annualized base salary
All other direct reports to the CEO (other than the Executive Assistant) and the Principal Accounting Officer	2x annualized base salary

These stock ownership levels must be achieved by each individual within 5 years of the later of October 1, 2021 or the date that the individual was first appointed as an executive officer or Direct Report to the CEO (with such 5-year period resetting upon an officer’s promotion to a higher ownership guideline multiple). All of the Named Executive Officers are subject to the stock ownership guidelines.

Equity interests that count toward the satisfaction of the ownership guidelines include stock owned directly by the employee or jointly owned, stock owned indirectly by the employee (e.g., by a spouse, by an immediate family member residing in the same household or in a trust for the benefit of the executive or his family), stock held under the officer’s account under any company-sponsored retirement plan or under the Company’s employee stock purchase plan, unvested (or vested but unsettled) time-based RSUs or restricted stock held by the officer granted pursuant to the Company’s LTIP (but only to the extent required to be settled in shares of common stock), any non-restricted shares granted to the officer pursuant to the LTIP, and any stock purchased by the officer in the open market. During the five-year grace period for compliance, an individual may not sell any shares of common stock, except for personally-held shares or shares sold to meet expected tax obligations, until that individual’s stock

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COMPENSATION DISCUSSION AND ANALYSIS

ownership level has been achieved. To the extent shares of common stock have been sold from vested RSUs granted by the Company, the equivalent amount of personally-held shares of common stock may not be sold unless the individual has satisfied the applicable ownership level. Pursuant to our stock ownership guidelines, ownership is calculated based on an individual’s annual base salary and the greater of (i) the average closing price of a share of the Company’s common stock over the previous calendar year and (ii) the value at acquisition. All of our Named Executive Officers are currently in compliance with or are on track to be in compliance with the applicable requirements of our stock ownership guidelines.

Additionally, we have stock ownership guidelines for our non-employee directors, requiring a minimum holding of 5x the annualized cash retainer. For information regarding these guidelines, please see “Director Compensation” below.

Recoupment Policy

Our Named Executive Officers are subject to a “Recoupment Policy” applicable to (i) incentive compensation granted, vested, paid or settled after such date of the Recoupment Policy and (ii) incentive compensation granted under a plan or award agreement that references the possibility of recovery or forfeiture under a clawback or compensation recoupment policy. All outstanding awards of incentive compensation provide for such possibility.

The Recoupment Policy provides that the Compensation Committee may, in its sole discretion, recover from any current or former employee of the Company who is or was an officer under the Exchange Act (including our Named Executive Officers) any or all of the incentive compensation granted within the 36-month period preceding a financial restatement or in the 36-month period preceding and following any Named Executive Officer’s “misconduct.”

“Misconduct” is defined in the Recoupment Policy to mean a determination by the independent directors of the Board that a Named Executive Officer has (i) engaged in gross negligence, incompetence, or misconduct in the performance of the Named Executive Officer’s duties with respect to the Company; (ii) has failed to materially perform his duties and responsibilities to the Company; (iii) has breached any written agreement with the Company; (iv) has breached any corporate policy or code of conduct established by the Company; (v) has engaged in conduct that is, or could reasonably expected to be, materially injurious to the Company, in terms of business operations, financial results, or reputation; (vi) has committed an act of theft, fraud, embezzlement, misappropriation, or breach of a fiduciary duty to the Company, or (vii) has been convicted of, pleaded no contest to, or received adjudicated probation or deferred adjudication in connection with a crime involving fraud, dishonesty, or moral turpitude or any felony (or a crime of similar import in a foreign jurisdiction).

We intend to review and revise the Recoupment Policy as necessary to comply with the listing standards of the NYSE.

Accounting and Tax Considerations

Section 162(m) of the Code limits the deductibility of certain compensation expenses in excess of $1,000,000 to certain of executive officers in any fiscal year.

While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Company’s overall compensation philosophy and objectives. The Company believes that maintaining the discretion to evaluate the performance of executive officers is an important part of the Company’s responsibilities and benefits public shareholders, and therefore, the Company may award compensation to the Named Executive Officers that is not fully deductible if it is determined that such compensation is consistent with the Company’s compensation philosophy and benefits shareholders. Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments, and certain other matters. Failure to satisfy these requirements can expose employees and other service providers to accelerated income tax liabilities and penalty taxes and interest on their vested compensation under such plans. Accordingly, as a general matter, it is the Company’s intention to design and administer its compensation and benefits plans and arrangements for all employees and other service providers, including the executive officers, so that they are either exempt from, or satisfy the requirements of, section 409A of the Code.

Any equity awards granted to our employees, including executive officers, are reflected in the Company’s consolidated financial statements, based upon the applicable accounting guidance, at fair market value on the grant date in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, Topic 718, “Compensation—Stock Compensation.”

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table below sets forth the annual compensation earned by or granted by the Company to the Named Executive Officers during the 2022, 2021, and 2020 fiscal years. For an explanation of the compensation mix and the relative amounts of each compensation element, please see the “Components of the Company’s Executive Compensation Program” section of our Compensation Discussion and Analysis above.

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Michael Jardon President and Chief Executive Officer	2022	1,000,000	—	—	1,117,500	430,819	2,548,319
	2021	1,149,618	—	5,952,714	1,008,900	12,000	8,123,233
Quinn Fanning Chief Financial Officer	2022	450,000	—	—	402,300	78,075	930,375
	2021	431,298	—	2,263,510	352,612	12,000	3,059,419
Alistair Geddes Chief Operating Officer	2022	520,726	—	—	465,529	114,491	1,100,746
	2021	556,792	—	2,037,160	444,113	121,850	3,159,915
John McAlister General Counsel and Secretary	2022	385,585	—	—	344,713	89,450	819,748
	2021	417,237	—	1,273,228	335,032	96,639	2,121,136
Steven Russell Chief Technology Officer	2022	425,000	—	—	379,950	6,100	811,050
	2021	400,219	—	1,798,994	321,071	—	2,520,284
	2020	354,819	—	413,741	177,413	7,139	953,111

(1)	Reflects positions as of December 31, 2022.

(2)

For the 2021 fiscal year, the amounts reflected in this column include total annual salary earned, regardless of whether these amounts were paid by the Company or Legacy Expro. The amounts set forth do not reflect the annual rate of salary that is “set” for the year, but what is considered “earned” for that year and thus they may differ slightly from the stated base salary amounts due to normal payroll practices. Amounts for Messrs. Geddes and McAlister for 2022 have been converted to USD from GBP using an exchange ratio of $1.23982 to British Pound, which is the average monthly rate for 2022 as reported by XE.com.

(3)

There were no stock awards granted in 2022. The amounts reflected in this column for 2021 reflect equity grants of RSUs and PRSUs granted in 2021, the details of which are reflected in the “Components of the Company’s Executive Compensation Program” section of our Compensation Discussion and Analysis above. All amounts reflected in this column represent the aggregate grant date fair value of the awards granted to the Named Executive Officers calculated pursuant to FASB ASC Topic 718, disregarding any potential forfeitures. With respect to PRSUs, the amount is also reflective of the “probable” outcome of vesting for accounting purposes. Please see Note 20 to our Consolidated Financial Statements for the 2022 fiscal year within our Form 10-K, filed with the SEC on February 23, 2023, for more details on the valuation assumptions for these equity awards.

(4)

The amounts in this column for 2022 reflect combined short-term incentive awards approved for the Named Executive Officers, the details of which are as described under “Compensation Discussion and Analysis—Components of the Company’s Executive Compensation Program—Annual Cash Incentives”. Amounts for Messrs. Geddes and McAlister for 2022 have been converted to USD from GBP using an exchange ratio of $1.23982 to British Pound, which is the average monthly rate for 2022 as reported by XE.com.

(5)

The amounts reflected in this column for the last completed fiscal year include the specific items reflected in the All Other Compensation table below. Amounts for Messrs. Geddes and McAlister for 2022 have been converted to USD from GBP using an exchange ratio of $1.23982 to British Pound, which is the average monthly rate for 2022 as reported by XE.com.

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EXECUTIVE COMPENSATION

All Other Compensation:

Name	UK Pension Allowance ($)(1)(2)	Automobile Expenses ($)(1)	Employer 401(k) Match ($)	Restoration Payments ($)(3)	Other ($)(1)(4)	Total ($)(1)
Michael Jardon	—	12,000	4,067	414,752	—	430,819
Quinn Fanning	—	12,000	6,100	59,975	—	78,075
Alistair Geddes	104,145	9,472	—	—	873	114,491
John McAlister	77,117	11,153	—	—	1,179	89,450
Steven Russell	—	—	6,100	—	—	6,100

(1)	Amounts for Messrs. Geddes and McAlister converted to USD from GBP using an exchange ratio of $1.23982 to British Pound, which is the average monthly rate for 2022 as reported by XE.com.

(2)

Messrs. McAlister and Geddes each receive a cash allowance in lieu of pension participation, since they are otherwise eligible to participate in the Expro North Sea Limited Retirement and Death Benefits Plan. The cash allowance is equal to 20% of their respective base salaries.

(3)

Represents amounts paid by the Company to compensate Messrs. Jardon and Fanning for tax penalties assessed against them arising out of a drafting error in equity grants issued to them by Legacy Expro, as discussed in more detail in the Narrative Description of Summary Compensation Table below.

(4)	Represents amounts paid by the Company for a private medical plan.

Grants of Plan-Based Awards for 2022

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)

Name	Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Michael Jardon	Cash(2)	n/a	625,000	1,250,000	2,500,000
Quinn Fanning	Cash(2)	n/a	225,000	450,000	900,000
Alistair Geddes	Cash(2)	n/a	260,363	520,726	1,041,452
John McAlister	Cash(2)	n/a	192,793	385,585	771,170
Steven Russell	Cash(2)	n/a	212,500	425,000	850,000

(1)

Represents cash awards under the Company’s annual incentive program as described under “Compensation Discussion and Analysis—Components of the Company’s Executive Compensation Program—Annual Cash Incentives”. Amounts for Messrs. Geddes and McAlister converted to USD from GBP using an exchange ratio of $1.23982 to British Pound, which is the average monthly rate for 2022 as reported by XE.com.

(2)

For cash awards under the plan, the “Target” column represents 100% of the potential incentive opportunity set as a percentage of each executive officer’s salary. Amounts reported in the “Threshold” column reflect 50% of the each Named Executive Officer’s individual short-term incentive award target, and amounts in the “Maximum” column reflect 200% of each Named Executive Officer’s individual short-term incentive award target. If less than minimum levels of performance are attained with respect to the applicable performance goals, then no amount will be earned.

Narrative Description to the Summary Compensation Table

Summary Compensation Table. As of the closing of the Merger, the Company entered into an employment agreement with Mr. Jardon. Mr. Jardon’s Employment Agreement provides for an initial base salary of $1,000,000 and an annual incentive bonus opportunity based on performance criteria determined by the Board or the Compensation Committee. Also pursuant to his Employment Agreement, Mr. Jardon received in 2021 (i) a one-time retention equity award valued at approximately $1,475,000, which was granted 60% in the form of PRSUs and 40% in the form of time-based RSUs and (ii) an initial equity award in lieu of a grant for the 2022 calendar year valued at approximately $3,500,000, which was granted 60% in the form of PRSUs and 40% in the form of time-based RSUs. Beginning in 2023, Mr. Jardon is eligible to receive annual LTIP awards, as determined by the Board or the Compensation Committee in its sole discretion. Mr. Jardon’s Employment Agreement also provides for certain severance payments, as described under “Potential Payments Upon Termination or a Change in Control—Jardon Agreement.”

As of the closing of the Merger, the Company entered into an Offer Letter with Mr. Fanning. Mr. Fanning’s Offer Letter provides for an initial base salary of $450,000 and an annual incentive bonus opportunity equal to 100% of his annualized base salary. Mr. Fanning’s Offer Letter also provided for an initial equity award valued at approximately $2,000,000 which was granted in 2021 in the form of PRSUs and time-based RSUs and participation in the Company’s Executive Retention and Severance Plan and CIC Severance Plan.

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EXECUTIVE COMPENSATION

As of the closing of the Merger, the Company entered into a Service Contract with Mr. Geddes. Mr. Geddes’ Service Contract provides for an annual base salary of £420,000 (or approximately $577,361). It also provides for participation in the Company’s Executive Retention and Severance Plan and CIC Severance Plan, a monthly car allowance of £636.67 (or approximately $789), and an additional monthly payment equal to 20% of base salary in lieu of pension scheme contributions. In addition to compensation under his Service Contract, Mr. Geddes received an annual incentive cash bonus. In 2021, he received an inducement equity award in the form of PRSUs and time-based RSUs.

As of the closing of the Merger, the Company entered into a Service Contract with Mr. McAlister. Mr. McAlister’s Service Contract provides for an annual base salary of £311,000 (or approximately $427,522). It also provides for participation in the Company’s Executive Retention and Severance Plan and CIC Severance Plan, a monthly car allowance of £749.66 (or approximately $929), and an additional monthly payment equal to 20% of base salary in lieu of pension scheme contributions. In addition to compensation under his Service Contract, Mr. McAlister received an annual incentive cash bonus. In 2021, he received an inducement equity award in the form of PRSUs and time-based RSUs.

As of the closing of the Merger, the Company entered into an Employment Assignment Letter with Mr. Russell. Mr. Russell’s Employment Assignment Letter provides for an initial annual base salary of $425,000 and an annual incentive bonus opportunity equal to 100% of his base salary. Mr. Russell’s Employment Assignment Letter also provides for an initial equity award which is valued at approximately $975,000 which was granted in 2021 in the form of PRSUs and time-based RSUs and participation in the Company’s Executive Retention and Severance Plan and CIC Severance Plan. Prior to the closing of the Merger, the terms of Mr. Russell’s employment were subject to the terms of a prior Offer Letter, pursuant to which he also received an equity award in February 2021 in in the form of PRSUs and time-based RSUs.

Prior to closing of the Merger, Legacy Expro determined that restricted stock units awarded to certain employees, including Messrs. Jardon and Fanning, were incorrectly drafted, causing an unintended tax penalty under Section 409A of the Code to arise for US recipients. As Legacy Expro had been responsible for the drafting of the awards, it determined prior to the Merger to reimburse the relevant employees as and when the tax penalties arose. It is not the Company’s practice to provide tax gross-ups to employees, however, in this case the commitment made prior to the Merger by Legacy Expro was assumed by the Company as part of the Merger.

Outstanding Equity Awards at 2022 Fiscal Year End

The table below reflects each option and equity-based compensation award held by our Named Executive Officers as of December 31, 2022.

	Option Awards(1)					Stock Awards

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Rights That Have Not Vested ($)(5)
Michael Jardon	639,215	1,291,071	—	17.08	02/04/2028	113,062	2,049,814	169,593	3,074,721
Quinn Fanning	120,205	363,788	—	17.74	02/04/2028	68,178	1,236,067	45,452	824,044
Alistair Geddes	175,783	355,044	—	17.08	02/04/2028	61,360	1,112,457	40,907	741,644
John McAlister	159,803	322,767	—	17.08	02/04/2028	38,350	695,286	25,567	463,530
Steven Russell	—	—	—	—	—	46,795	900,426	42,495	926,497

(1)

In connection with the Merger, the Company assumed the outstanding option awards of Legacy Expro, which were then adjusted in accordance with the Merger consideration. The unvested options will vest upon satisfaction of internal rate of return thresholds.

(2)

This column reflects the number of shares of unvested restricted stock units (RSUs) held by each Named Executive Officer on December 31, 2022. These include the following grants of restricted stock unit awards:

•	In February 2020 to Mr. Russell (8,608 RSUs) of which one third vested on February 18, 2021, one third vested on February 18, 2022 and one third vested on February 18, 2023.

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•	In February 2021 to Mr. Russell (20,337 RSUs) of which one third vested on February 22, 2022, one third vested on February 22, 2023 and one third vests on February 22, 2024.
•

In October 2021 to Messrs. Jardon (113,062 RSUs), Fanning (68,178 RSUs), Geddes (61,360 RSUs), McAlister (38,350 RSUs) and Russell (33,237 RSUs) of which one third vested on February 22, 2023, one third vests on February 22, 2024 and one third vests on February 22, 2025.

(3)

This column reflects the aggregate market value of all shares of unvested restricted stock units held by each Named Executive Officer on December 31, 2022 and is calculated by multiplying the number of RSUs outstanding on December 31, 2022 by the closing price of our common stock on December 30, 2022, the last day of trading on the NYSE for the 2022 fiscal year, which was $18.13 per share.

(4)

This column reflects the number of shares of unvested PRSUs held by each Named Executive Officer on December 31, 2022 and is based on the target number of PRSUs subject to each award. These include the following grants of PRSU awards (with numbers specified at the target level of performance):

•	In February 2020 to Mr. Russell (8,608 PRSUs) with a performance period ending on December 31, 2023.
•	In February 2021 to Mr. Russell (20,337 PRSUs) with a performance period ending on December 31, 2024.
•

In October 2021 to Messrs. Jardon (169,593 PRSUs), Fanning (45,452 PRSUs), McAlister (25,567 PRSUs), Geddes (40,907 PRSUs) and Russell (22,158 PRSUs), in each case, with a performance period ending on December 31, 2024.

(5)

This column reflects the aggregate market value of all shares of unvested PRSUs held by each Named Executive Officer on December 31, 2022 and is calculated by multiplying the number of unvested PRSUs, determined as described in Note (4) to this table, by the closing price of our common stock on December 30, 2022, the last day of trading on the NYSE for the 2022 fiscal year, which was $18.13 per share.

Option Exercises and Stock Vested in Fiscal Year 2022

The following table provides information concerning equity awards of our Named Executive Officers that vested during the 2022 fiscal year. No stock options were exercised by our Named Executive Officers during the 2022 fiscal year.

Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Michael Jardon	—	—
Quinn Fanning	—	—
Alistair Geddes	—	—
John McAlister	—	—
Steven Russell	17,359	258,500

(1)

The amounts reflected in this column represent the aggregate market value realized by each Named Executive Officer upon vesting of the RSUs or PRSUs held by such Named Executive Officer, computed based on the closing price of our common stock on the last trading day prior to the applicable vesting date.

Pension Benefits

In connection with the Merger, the Company assumed certain pension plans of Legacy Expro. None of the Named Executive Officers participate in any of the Company’s pension plans. Consequently, no table is included herein.

Non-Qualified Deferred Compensation Table

The Company previously maintained the EDC Plan, but as of the end of 2022, none of the Named Executive Officers participated in the EDC Plan. Consequently, no table is included herein. The EDC Plan was terminated effective July 31, 2022.

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Potential Payments Upon Termination or a Change in Control

Long Term Incentive Plan

The following discussion and the amounts disclosed in the table below are based on the terms of arrangements as in effect on December 31, 2022.

2020 and 2021 RSU Awards

The RSUs that were granted to the Named Executive Officers during 2020 and 2021 will receive accelerated vesting upon a termination of employment due to death or “Disability.” For all Named Executive Officers other than Mr. Jardon, the awards will also accelerate in the event that the Company incurs a “Change in Control” and the executive is involuntarily terminated within 24 months following such Change in Control, in accordance with the terms of the CIC Severance Plan as described below. In addition, Mr. Jardon (pursuant to the terms of his Employment Agreement) is entitled to accelerated or continued vesting treatment of his outstanding equity awards, as described below. Upon an involuntary termination without a Change in Control, the Company may elect, in its sole discretion (or as otherwise provided under Mr. Jardon’s Employment Agreement), to enter into a special vesting agreement, contingent upon the executive’s execution thereof, under which the RSUs will continue to vest according to the vesting schedule as if the executive were continuing in the employment of the Company throughout the period during which the executive continuously satisfies certain non-competition and non-solicitation obligations. As defined in the RSU award agreements, each of the terms have the following meaning:

•

“Disability” means the executive’s inability to perform his or her duties or fulfil his or her obligations under the terms of his employment by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than six months as determined by the Company and certified in writing by a competent medical physician selected by the Company.

•

A “Change in Control” is generally defined in our LTIP as one of the following events: (i) the consummation of an agreement to acquire, or a tender offer for beneficial ownership of, 50% or more of either the then outstanding shares of common stock, or the combined voting securities that are entitled to vote in the election of directors; (ii) individuals who are on our board of directors on the effective date of our LTIP or any individuals whose election or appointment was approved by a majority of the board of directors as of that date (the “Incumbent Board”) cease to constitute a majority of the members of the board; (iii) a reorganization, merger or consolidation or sale or other disposition of all or substantially all of our assets, where following such transaction, (a) our outstanding common stock or voting securities are converted into or exchanged for securities which represent more than 50% of the then outstanding shares of securities of the entity resulting from the transaction, (b) no person beneficially owns 20% or more of the then outstanding securities of the entity resulting from the transaction, or (c) at least a majority of the members of the board of directors or similar governing body of the entity resulting from the transaction were members of the Incumbent Board at the time of the execution of the agreement leading to the transaction; or (iv) our shareholders approve our complete liquidation or dissolution.

•	An “Involuntary Termination” means a termination of employment by the Company or an affiliate without Cause.
•

“Cause” shall generally mean that the executive (i) has engaged in gross negligence, gross incompetence, or misconduct in the performance of his or her duties; (ii) has failed without proper legal reason to perform his or her duties and responsibilities; (iii) has breached any material provision of the award agreement or any written agreement or corporate policy or code of conduct established by the Company; (iv) has engaged in conduct that is, or could reasonably expected to be, materially injurious to the Company; (v) has committed an act of theft, fraud, embezzlement, misappropriation, or breach of a fiduciary duty to the Company; or (vi) has been convicted of, pleaded no contest to, or received adjudicated probation or deferred adjudication in connection with a crime involving fraud, dishonesty, or moral turpitude or any felony (or a crime of similar import in a foreign jurisdiction).

2020 and 2021 PRSU Awards

The PRSUs that were granted to the Named Executive Officers during 2020 and 2021 will receive accelerated vesting at the “target” level upon a termination of employment due to death or Disability. For all Named Executive Officers other than Mr. Jardon, in the event that the Company incurs a Change in Control and the executive’s employment is involuntarily terminated within the 24-month period following such Change in Control, the PRSUs will vest as determined under the provisions of the CIC Severance Plan. In the event that the Named Executive Officer’s qualifying termination of employment is not in connection with a Change in Control, then, except as otherwise

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determined by the Compensation Committee, in its sole discretion (or as otherwise provided under Mr. Jardon’s Employment Agreement), the Company and the executive will enter into a special vesting agreement under which the PRSUs will continue to vest as if the executive were continuing in the employment of the Company throughout the period during which the executive continuously satisfies certain non-competition and non-solicitation obligations. As defined in the PRSU award agreements, each of the terms referenced herein have the same meaning described above with respect to the 2020 and 2021 RSU awards.

Upon a qualifying termination of Mr. Jardon’s employment, the treatment of his outstanding PRSUs will be governed by his Employment Agreement, which provides for accelerated vesting of outstanding equity awards in the event of a qualifying termination within 24 months following a change in control, with any such awards that are subject to performance criteria being determined based on the greater of actual performance through the date of termination or based on the 100% target payout level, subject to the satisfaction of certain restrictive covenant obligations.

Executive Change-In-Control Severance Plan

In 2022, all Named Executive Officers other than Mr. Jardon were participants in this plan. The CIC Severance Plan provides for the following severance benefits in the case of an “Involuntary Termination” on or within 24 months following a “Change in Control” (as such terms are defined in the plan), subject to the timely delivery of a release by the covered executive:

•	Two times the sum of the “Base Salary” and “Target Bonus Amount,” (as such terms are defined in the CIC Severance Plan), to be paid in equal monthly instalments over ten months;
•	A lump sum cash payment of $22,500 in consideration of health care continuation to be paid on the last day of the month that is 60 days following the date of termination;
•	A lump sum cash amount equal to the executive’s target annual incentive opportunity for the year of termination, pro-rated through and including the date of termination;
•

Accelerated vesting of any outstanding equity-based awards, with vesting of PRSUs determined based on the greater of actual performance through the date of termination or target performance at the 100% payout level; and

•	Outplacement assistance benefits, as provided in each individual participation agreement.

The following definitions apply to the CIC Severance Plan:

•

“Cause” means a determination by the Company or the employing affiliate (the “Employer”) that the executive (i) has engaged in gross negligence, incompetence, or misconduct in the performance of his or her duties with respect to the Employer or any of its affiliates; (ii) has failed to materially perform the executive’s duties and responsibilities to the Employer or any of its affiliates; (iii) has breached any material provision of the CIC Severance Plan or the accompanying Participation Agreement or any written agreement or corporate policy or code of conduct established by the Employer or any of its affiliates; (iv) has engaged in conduct that is, or could reasonably expected to be, materially injurious to the Employer or any of its affiliates; (v) has committed an act of theft, fraud, embezzlement, misappropriation, or breach of a fiduciary duty to the Employer or any of its affiliates; or (vi) has been convicted of, pleaded no contest to, or received adjudicated probation or deferred adjudication in connection with a crime involving fraud, dishonesty, or moral turpitude or any felony (or a crime of similar import in a foreign jurisdiction).

•	“Change in Control” or “CIC” has the meaning given such term under the LTIP (as discussed under “2020 and 2021 RSU Awards” above).
•

“Good Reason” means the occurrence, on or within 24 months after the date upon which a CIC occurs, of any one or more of the following: (i) a material reduction in the authority, duties, or responsibilities of a covered executive from those applicable to him immediately prior to the date on which the CIC occurs; (ii) a material reduction in a covered executive’s annual rate of base salary or target annual bonus opportunity in effect immediately prior to the CIC; (iii) a change in the location of a covered executive’s principal place of employment by more than 50 miles from the location where he was principally employed immediately prior to the date on which the CIC occurs unless such relocation is agreed to in writing by the covered executive; provided, however, that a relocation scheduled prior to the date of the CIC shall not constitute Good Reason; (iv) any material breach by the Company or the Employer of their obligations under the CIC Severance Plan; (v) the failure of any successor or assigns of the Company and/or the Employer to assume the obligations of the Company and the Employer under the CIC Severance Plan; or (vi) the receipt of a written notice, within the 24-month period following a CIC, of termination of

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the CIC Severance Plan or of any amendment that would adversely reduce the covered executive’s potential severance payments or benefits or his or her coverage under the CIC Severance Plan.
•

“Involuntary Termination” means any termination of the covered executive’s employment with the Employer that is either a termination by the Employer other than for Cause or a termination by the covered executive for Good Reason; provided, however, that it shall not include any termination occurring as a result of the covered executive’s death or a disability under circumstances entitling him to disability benefits under the standard long-term disability plan of the Employer.

Executive Retention and Severance Plan

In 2022, all Named Executive Officers other than Mr. Jardon were participants in this plan. The Executive Retention and Severance Plan provides for the following severance benefits in the case of a “qualifying termination” (as such term is defined in the plan), subject to the timely delivery of a release by the covered executive:

•	A lump sum cash payment equal to one year of “base salary” (as such term is defined in the plan), to be paid in equal monthly instalments over ten months;
•	A lump sum cash payment of $12,500 in consideration of health care continuation to be paid within 60 days following the “separation date” (as such term is defined in the plan);
•

If the covered executive’s employment is terminated prior to payment of the “annual bonus” (as such term is defined in the plan) for the prior calendar year, the covered executive will receive an “annual bonus” at the same time as bonus payments are made to similarly situated employees under the Company’s bonus plan; and

•	Reimbursement of up to $7,500 in outplacement assistance, to be provided within 12 months following the “separation date.”

The following definitions apply to the Executive Retention and Severance Plan:

•	“Annual Bonus” means the annual bonus paid pursuant to the Frank’s International L.L.C. short term incentive program.
•

“Cause” shall mean a determination by the Company or the Employer that the Covered Employee (i) has engaged in gross negligence, incompetence, or misconduct in the performance of his or her duties with respect to the Employer or any of its affiliates; (ii) has failed to materially perform the Covered Employee’s duties and responsibilities to the Employer or any of its affiliates; (iii) has breached any material provision of this Plan or the Participation Agreement or any written agreement or corporate policy or code of conduct established by the Employer or any of its affiliates; (iv) has engaged in conduct that is, or could reasonably expected to be, materially injurious to the Employer or any of its affiliates; (v) has committed an act of theft, fraud, embezzlement, misappropriation, or breach of a fiduciary duty to the Employer or any of its affiliates; or (vi) has been convicted of, pleaded no contest to, or received adjudicated probation or deferred adjudication in connection with a crime involving fraud, dishonesty, or moral turpitude or any felony (or a crime of similar import in a foreign jurisdiction).

•

“Good Reason” means the occurrence of any one or more of the following: (a) a material reduction in a Covered Employee’s annual rate of Base Salary; (b) a change in the location of a Covered Employee’s principal place of employment by more than 50 miles from the location where he or she was principally employed, unless such relocation is agreed to in writing by the Covered Employee: (c) any material breach by the Company or the Employer of their obligations under this Plan; or (d) the failure of any successor or assigns of the Company and/or the Employer, as applicable, to assume the obligations of the Company and the Employer under this Plan. Notwithstanding the foregoing provisions of this Section or any other provision in this Plan to the contrary, any assertion by a Covered Employee of a termination of employment for “Good Reason” shall not be effective unless all of the following conditions are satisfied: (i) the condition described in the foregoing clauses of this Section giving rise to the Covered Employee’s termination of employment must have arisen without the Covered Employee’s consent; (ii) the Covered Employee must provide written notice to the Employer of such condition in accordance with the Notice Section of this Plan within 45 days of the initial existence of the condition; (iii) the condition specified in such notice must remain uncorrected for 30 days after receipt of such notice by the Employer; and the date of the Covered Employee’s termination of employment must occur within 90 days after the initial existence of the condition specified in such notice.

•

“Qualifying Termination” means a Qualifying Termination of the Covered Employee’s employment with the Employer which is either: (i) a Separation from Service by the Employer other than for Cause; or (ii) a Separation from Service by the Covered Employee for Good Reason; provided, however, that the term “Qualifying Termination” shall not include any termination occurring as a result of (a) the Covered Employee’s death or a

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disability under circumstances entitling him or her to disability benefits under the standard long-term disability plan of the Employer; or (b) the Covered Employee’s termination in connection with a change in control entitling him or her to severance benefits under the CIC Plan.
•	“Separation Date” for purposes of this Plan means the date designated by the Administrator on which the Covered Employee’s employment is terminated.
•	“Separation from Service” shall have the same meaning as the term “separation from service” in Code Section 409A(a)(2)(A)(i)

Employment Agreement with Mr. Jardon

Mr. Jardon is not a participant in the CIC Severance Plan or the Executive Retention and Severance Plan. The terms of his Employment Agreement, effective as of the closing of the Merger, govern the severance payable to him. Pursuant to his Employment Agreement, if Mr. Jardon is terminated by the Company without Cause or resigns for Good Reason, Mr. Jardon will be eligible to receive the following benefits, in each case, subject to his execution and nonrevocation of a release of claims in favor of the Company and his continued compliance with the confidentiality, intellectual property, non-competition, non-solicitation and non-disparagement covenants set forth in the Employment Agreement:

•

Cash severance equal to 2.0 times the sum of (i) the highest base salary in effect for Mr. Jardon during the six-month period ending immediately prior to the date on which his employment is terminated (the “Termination Date”) and (ii) the average of the annual bonuses received by Mr. Jardon for the two years immediately preceding the Termination Date (or if two annual bonuses have not yet been received by Mr. Jardon as of the Termination Date, the annual bonus received by Mr. Jardon for the year preceding the Termination Date, annualized to the extent necessary), payable in ten substantially equal monthly installments;

•	Payment of any earned but unpaid annual bonus for the year immediately preceding the year in which the Termination Date occurs;
•	A lump sum cash payment equal to $12,500 in consideration of the cost of health care continuation; and
•	Reimbursement of up to $7,500 in outplacement assistance benefits procured by Mr. Jardon within 12 months following the Termination Date.

The Employment Agreement further provides that if Mr. Jardon is terminated by the Company without Cause or for Good Reason within the 24 months following a Change in Control, Mr. Jardon will be eligible to receive the following benefits, in each case, subject to his execution and nonrevocation of a release of claims in favor of the Company and his continued compliance with the confidentiality, intellectual property, non-competition, non-solicitation and non-disparagement covenants set forth in the Employment Agreement:

•

Cash severance equal to 3.0 times the sum of (i) the highest base salary in effect for Mr. Jardon during the six-month period ending immediately prior to the Termination Date or the date of the Change in Control, whichever results in the greater amount (the “CIC Base Salary”), and (ii) the product of (x) the highest target bonus percentage in place for Mr. Jardon during the year in which the Termination Date occurs and (y) the CIC Base Salary, payable in ten substantially equal monthly installments;

•	Payment of a pro-rata portion of the target annual bonus that would have been earned for the year in which the Termination Date occurs, based on the number of days employed during such year;
•	A lump sum cash payment equal to $22,500 in consideration of the cost of health care continuation;
•

Accelerated vesting of any outstanding equity awards, with vesting of any performance-based equity awards determined based on the greater of (x) actual performance as of the Termination Date and (y) target performance at the 100% target payout level; and

•	Reimbursement of up to $15,000 in outplacement assistance benefits procured by Mr. Jardon within 12 months following the Termination Date.

The following definitions apply to Mr. Jardon’s Employment Agreement:

•

“Cause” means Mr. Jardon: (a) has engaged in gross negligence, incompetence, or misconduct in the performance of his duties with respect to any member of the Company group; (b) has failed to materially perform his duties and responsibilities to any member of the Company group; (c) has breached any material provision of his Employment Agreement or any written agreement or corporate policy or code of conduct established by any member of the Company group; (d) has engaged in conduct that is, or could reasonably expected to be, materially

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injurious to any member of the Company group; (e) has committed an act of theft, fraud, embezzlement, misappropriation, or breach of a fiduciary duty to any member of the Company group; or (f) has been convicted of, pleaded no contest to, or received adjudicated probation or deferred adjudication in connection with a crime involving fraud, dishonesty, or moral turpitude or any felony (or a crime of similar import in a foreign jurisdiction).
•	“Change in Control” means the occurrence of any of the following events, excluding for the avoidance of doubt the transaction contemplated by the Merger Agreement:

(A) the consummation of an agreement to acquire, or a tender offer for beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) by any person of, 50% or more of either (x) the then outstanding shares of common stock of the Company (the “Outstanding Stock”) or (y) the combined voting power of the then outstanding voting securities of The Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by The Company or any entity controlled by the Company or (iv) any acquisition by any entity pursuant to a transaction that complies with clauses (i), (ii), and (iii) of paragraph (c) below;

(B) individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board;

(C) consummation of a reorganization, merger, or consolidation or sale or other disposition of all or substantially all of the assets of the Company, or an acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (i) the Outstanding Stock and Outstanding Voting Securities immediately prior to such Business Combination represent or are converted into or exchanged for securities which represent or are convertible into more than 50% of, respectively, the then outstanding shares of common stock or common equity interests and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), (ii) no person (excluding any employee benefit plan (or related trust) of the Company or the entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock or common equity interests of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or other governing body of such entity except to the extent that such ownership results solely from ownership of the Company that existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors or similar governing body of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(D) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

•

“Good Reason” means the occurrence of any of the following events: (a) a material reduction in Mr. Jardon’s authority, duties, or responsibilities; (b) a material reduction in Mr. Jardon’s base salary or target annual bonus; (c) a change in the location of Mr. Jardon’s principal place of employment by more than 50 miles from the Company’s principal office in Houston, Texas; or (d) a material breach by the Company of the Employment Agreement.

•

“Incumbent Board” means the portion of the Board constituted of the individuals who are members of the Board as of the closing of the Merger and any other individual who becomes a director of the Board after the closing of the Merger and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board.

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Potential Payments Upon Termination or Change in Control for Remaining Named Executive Officers

The following table quantifies the potential payments and benefits that the Company would provide to its Named Executive Officers in connection with a termination of employment and/or change in control occurring on December 31, 2022, pursuant to the terms of the RSU and PRSU award agreements granted pursuant to the LTIP, the CIC Severance Plan, and, in the case of Mr. Jardon, his Employment Agreement. Each value below represents the Company’s best estimate of the amount that could be paid upon the applicable scenario, but until an actual termination of employment or a change in control occurs, the Company cannot know with any certainty what value the executives would receive. Stock prices were calculated based upon the closing price of the Company’s common stock on December 30, 2022 of $18.13 per share.

Executive	Involuntary Termination of Employment ($)	Termination of Employment for Death or Disability ($)	Termination of Employment by Retirement ($)	Change in Control or Liquidity Event (Without a Termination of Employment) ($)	Change in Control (With an Involuntary Termination) ($)
Michael Jardon
Cash Payments	4,019,600	—	—	—	7,039,200
Accelerated Equity(1)	—	5,124,535	—	—	5,124,535
Reimbursement of COBRA Premiums	12,500	—	—	—	22,500
Outplacement Assistance	7,500	—	—	—	15,000
Total	4,039,600	5,124,535	—	—	12,201,235
Quinn Fanning
Cash Payments	450,000	—	—	—	2,250,000
Accelerated Equity(1)	—	2,060,112	—	—	2,060,112
Reimbursement of COBRA Premiums	12,500	—	—	—	22,500
Outplacement Assistance	7,500	—	—	—	15,000
Total	470,000	2,060,112	—	—	4,347,612
Alistair Geddes
Cash Payments	520,726	—	—	—	2,603,630	(2)
Accelerated Equity(1)	—	1,854,101	—	—	1,854,101
Reimbursement of COBRA Premiums	12,500	—	—	—	22,500
Outplacement Assistance	7,500	—	—	—	15,000
Total	540,726	1,854,101	—	—	4,495,231
Steven Russell
Cash Payments	425,000	—	—	—	2,125,000
Accelerated Equity(1)	—	1,618,828	—	—	1,741,731
Reimbursement of COBRA Premiums	12,500	—	—	—	22,500
Outplacement Assistance	7,500	—	—	—	15,000
Total	445,000	1,618,828			3,904,231
John McAlister
Cash Payments	385,585	—	—	—	1,927,925	(2)
Accelerated Equity(1)	—	1,158,815	—	—	1,158,815
Reimbursement of COBRA Premiums	12,500	—	—	—	22,500
Outplacement Assistance	7,500	—	—	—	15,000
Total	405,585	1,158,815	—	—	3,124,240

(1)

Mr. Jardon’s equity awards will accelerate upon an involuntary termination that results in his ceasing to provide services to the Company in any capacity, which scenario is reflected in the “Involuntary Termination of Employment” column. All other Named Executive Officers’ RSUs and PRSUs will continue to vest according to their normal schedule upon an involuntary termination or retirement so long as the executive complies with non-competition and non-solicitation obligations and assuming any required special vesting agreements are entered into between the executive and the Company. The table above does not include amounts that would be realized from this continued vesting of awards, but rather reflects only the awards that become accelerated in full.

(2)	Converted to USD from GBP using an exchange ratio of $1.23982 to British Pound, which is the average monthly rate for 2022 as reported by XE.com.

46 | 2023 Proxy Statement

EXECUTIVE COMPENSATION

Director Compensation

In accordance with Dutch law and the Company’s Articles, the shareholders shall determine the compensation policy of the Board. At the 2022 annual meeting the Company’s remuneration policy was adopted. The authority to establish the actual compensation for the members of the Board is vested in the Board, with due observance of the compensation policy.

The Company’s Board believes that attracting and retaining qualified non-employee directors is critical to the Company’s future value, growth, and governance. The Board also believes that the compensation package for the Company’s non-employee directors should require a portion of the total compensation to be equity-based to align the interests of these directors with the Company’s stockholders. The Company, along with Meridian, has determined that the compensation program applicable to the non-employee directors should be comparable with the packages identified at the Company’s peer group.

On October 1, 2021 in connection with the Merger, the Compensation Committee recommended and the Board approved the following remuneration: (i) an annual retainer compensation package for the non-executive directors valued at approximately $225,000, of which $75,000 is paid in the form of an annual cash retainer, and the remaining $150,000 is expected to be paid in a grant of RSUs under the Expro Group Holdings N.V. Long-Term Incentive Plan, As Amended and Restated; (ii) payment to the Audit Committee Chair and each other Audit Committee member of an annual amount of $25,000 and $12,500, respectively; (c) payment to the non-executive Chairman of an annual amount of $100,000; (d) payment to the Compensation Committee Chairman and each other Compensation Committee member of an annual amount of $15,000 and $7,500, respectively; and (e) payment to the ESG Committee Chairman and each other ESG Committee member of an annual amount of $10,000 and $5,000, respectively.

Our directors are subject to Stock Ownership Guidelines, which require our non-employee directors to hold shares of our common stock with a value equal to five times the amount of annual cash retainer (which does not include any extra fees for chairmanships or service on committees) paid to such directors. Our non-employee directors are required to achieve this stock ownership guideline within five years following the later of the date the guidelines became effective at the closing of the Merger or the date that the director was elected to our Board. Holdings that count towards satisfaction of this guideline, and the valuation measures used to determine such satisfaction, are the same that apply to our Named Executive Officers, as described in the section of our CD&A entitled, “—Stock Ownership Guidelines,” above.

The following table reflects information concerning the compensation that the Company’s non-employee directors earned during the last completed fiscal year ended December 31, 2022. Directors who are also employees of the Company do not receive any additional compensation for their service on the Board.

2022 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Michael C. Kearney	175,000	171,208	—	346,208
Eitan Arbeter(3)	82,500	171,208	—	253,708
Robert W. Drummond	95,000	171,208	—	266,708
D. Keith Mosing(4)	29,589	—	—	29,589
Erich Mosing(4)	45,103	171,208	—	216,311
Alan Schrager(3)	75,000	171,208	—	246,208
Lisa L. Troe	105,000	171,208	—	276,208
Brian Truelove	97,500	171,208	—	268,708
Eileen G. Whelley	96,877	171,208	—	268,085

2023 Proxy Statement | 47

EXECUTIVE COMPENSATION

(1)

Includes an annual cash retainer fee, and if applicable, committee, chairman, or lead director, all as described above and prorated for periods of partial service in such capacities during 2022. The below summarizes the components of each director’s cash compensation as disclosed above:

Name	Annual Cash Retainer Fee ($)	Committee Membership or Chair Fee ($)	Board Chairman / Lead Director Fees ($)
Michael C. Kearney	75,000	—	100,000
Eitan Arbeter	75,000	7,500	—
Robert W. Drummond	75,000	20,000	—
D. Keith Mosing	29,589
Erich Mosing	45,103	—	—
Alan Schrager	75,000	—	—
Lisa L. Troe	75,000	30,000	—
Brian Truelove	75,000	22,500	—
Eileen G. Whelley	75,000	21,877	—

(2)

The amounts reflected in this column are the aggregate grant date fair value of the RSUs granted to the non-employee directors during 2022 and calculated pursuant to ASC FASB Topic 718, disregarding any potential forfeitures. Please see Note 20 to our Consolidated Financial Statements for the 2022 fiscal year within our Form 10-K, filed with the SEC on February 23, 2023, for more details on the valuation assumptions for these equity awards. The number of RSUs granted to each non-employee director was determined at August 16, 2022, by dividing $150,000 by the 30 day volume weighted average price of our common stock on the date immediately preceding the date these awards were approved.

The grants were made to all non-employee directors on August 16, 2022, in each case for 13,863 RSUs with a grant date fair value of $171,208.

(3)

Messrs. Arbeter and Schrager have instructed that each of their cash retainer should be paid to their employer, Oak Hill Advisors, L.P. Similarly, they both disclaim beneficial ownership of their stock awards and are holding such awards on behalf of Oak Hill Advisors, L.P.

(4)	D. Keith Mosing served as a director until May 25, 2022. Erich Mosing was newly elected as a director on May 25, 2022.

CEO Pay Ratio Disclosures

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the total compensation of Michael Jardon, our current Chief Executive Officer (our “CEO”).

For 2022, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our company (other than the CEO) was $27,610; and
•	The annual total compensation of our CEO, using 2022 compensation data from the Summary Compensation Table, was $2,548,319.

Based on this information, for 2022 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was reasonably estimated to be 92.3 to 1.

For 2022, we do not believe the ratio above is reflective of our actual pay practices. As noted, we did not make equity grants to our Named Executive Officers in 2022, which resulted in lower CEO compensation for 2022 than we expect in future years.

The median employee that was used for purposes of calculating the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees is the same employee that was identified for purposes of our 2021 disclosure. There has been no change in our employee population or employee compensation arrangements since that median employee was identified that we believe would significantly impact our pay ratio disclosure.

48 | 2023 Proxy Statement

EXECUTIVE COMPENSATION

To identify the median of the annual total compensation of all our employees in 2021, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:

•

We determined that, as of December 31, 2021, our employee population world-wide consisted of approximately 7,084 individuals. As of December 31, 2021, we had 1,146 employees in the United States, and 5,585 employees in non-United States jurisdictions. To calculate our median employee, we excluded all employees that reside in each of Argentina (304) and Ecuador (49). Collectively, our excluded employees totaled 353 employees or 4.98% of our total employee population, leaving us with a balance of 6,731 employees in the identified population used to determine our median employee.

•

We used a consistently applied compensation measure to identify our median employee of comparing the amount of salary or wages, bonuses and any other cash compensation reflected in our payroll records as reported to the Internal Revenue Service on Form W-2 for 2021 (or the equivalent of a Form W-2 reported to an applicable governmental entity for any employees in a non-US jurisdiction).

•

We identified our median employee by consistently applying this compensation measure to all of our employees included in our assumptions, adjustments (including any cost-of-living adjustments), or estimates were applied to this calculation.

•

After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2022 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $27,610.

•

With respect to the total compensation of our CEO, we used the amount reported in the “Total” column (column (j)) of our 2022 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report, which resulted in annual total compensation for purposes of determining the ratio in the amount of $2,548,319 for 2022.

2023 Proxy Statement | 49

EXECUTIVE COMPENSATION

Pay Versus Performance Table
As required by Item 402(v) of
Regulation S-K, we
are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed fiscal years. The table below summarizes compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the applicable years. Note that for our Named Executive Officers (each an “NEO”) other than our principal executive officer (the “PEO”), compensation is reported as an average.

Year	Summary Compensation Table Total for First PEO (1)	Summary Compensation Table Total for Second PEO (1)	Compensation Actually Paid to First PEO (1)	Compensation Actually Paid to Second PEO (1)	Average Summary Compensation Table Total for Non-CEO NEOs (1)	Average Compensation Actually Paid to Non-CEO NEOs (1) (2)	Value of Initial Fixed $100 Investment Based On:		Net Loss (in thousands)	Adjusted EBITDA (in thousands)
							Total Shareholder Return	Peer Group Total Shareholder Return (3)
2022	N/A	2,548,319	N/A	1,886,664	915,480	899,231	58.45	102.76	(20,145)	206,233
2021	7,234,574	8,123,233	8,207,367	16,199,112	2,713,792	3,627,261	46.26	63.42	(131,891)	125,940
2020	3,973,463	N/A	736,558	N/A	880,505	641,151	53.00	56.62	(307,045)	100,186

(1)	The PEO and the non-PEO NEOs for each year are as follows:

(i)	2022: Mr. Jardon , Second PEO; Messrs. Fanning, Geddes, McAlister, Russell, NEOs

(ii)	2021: Mr. Kearney, First PEO; Mr. Jardon, Second PEO; Messrs. Fanning, Geddes, McAlister, Russell and Symington and Ms. Cougle, NEOs

(iii)	2020: Mr. Kearney, First PEO; Messrs. Russell, Lakey and Symington and Ms. Cougle, NEOs

(2)	To calculate Compensation Actually Paid (“CAP”), the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:
First PEO (Kearney) SCT Total to CAP Reconciliation

Year	Salary	Bonus and Non-Equity Incentive Compensation	Other Compensation	SCT Total	Deductions from SCT Total	Additions to SCT Total	CAP

		(i)			(ii)	(iii)
2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	471,765	—	3,643,750	7,234,574	(3,119,059)	4,091,852	8,207,367
2020	709,637	354,825	12,825	3,973,463	(2,896,176)	(340,729)	736,558
Second PEO (Jardon) SCT Total to CAP Reconciliation

Year	Salary	Bonus and Non-Equity Incentive Compensation	Other Compensation	SCT Total	Deductions from SCT Total	Additions to SCT Total	CAP

		(i)			(ii)	(iii)
2022	1,000,000	1,117,500	430,819	2,548,319	—	(661,655)	1,886,664
2021	1,149,618	1,008,900	12,000	8,123,233	(5,952,714)	14,028,593	16,199,112
2020	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Average
Non-PEO
NEOs SCT Total to CAP Reconciliation

Year	Salary	Bonus and Non-Equity Incentive Compensation	Other Compensation	SCT Total	Deductions from SCT Total	Additions to SCT Total	CAP

		(i)			(ii)	(iii)
2022	445,328	398,123	72,029	915,480	—	(16,248)	899,231
2021	406,922	242,138	634,634	2,713,792	(1,430,265)	2,343,734	3,627,261
2020	345,357	151,244	5,332	880,505	(378,573)	139,219	641,151

(i)	Reflects “all other compensation” reported in the SCT for each year shown.

(ii)
Represents the grant date fair value of equity-based awards granted each year. We did not report a change in pension value for any of the years reflected in this table; therefore, a deduction from SCT total related to pension value is not needed.

50 | 2023 Proxy Statement

EXECUTIVE COMPENSATION

(iii)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The equity component of CAP for fiscal year 2022 is further detailed in the supplemental table below.

Supplemental
Second PEO (Jardon) Equity Component of CAP for FY 2022:

Equity Type	Fair Value of Current Year Equity Awards at 12/31/2022	Change in Value of Prior Years’ Awards Unvested at 12/31/2022	Change in Value of Prior Years’ Awards That Vested in FY 2022	Equity Value Included in CAP
RSU	—	427,374	—	427,374
PRSU	—	(477,235)	—	(477,235)
Option	—	(813,375)	201,581	(611,794)
Total	—	(863,235)	201,581	(661,655)
Average Non-PEO NEOs Equity Component of CAP for FY 2022:

Equity Type	Fair Value of Current Year Equity Awards at 12/31/2022	Change in Value of Prior Years’ Awards Unvested at 12/31/2022	Change in Value of Prior Years’ Awards That Vested in FY 2022	Equity Value Included in CAP
RSU	—	205,587	1,581	207,169
PRSU	—	(110,992)	1,355	(109,636)
Option	—	(130,551)	16,770	(113,781)
Total	—	(35,955)	19,707	(16,248)

(3)	The peer group used for total shareholder return is SPDR S&P Oil & Gas Equipment & Services ETF (XES).
Narrative Disclosure to Pay Versus Performance Table
For the fiscal year ending December 31, 2022, the Company used two financial performance measures to link compensation actually paid to our NEOs to company performance under its annual cash incentive program: Adjusted
EBITDA
and Adjusted EBITDA minus Capex. In addition to these financial performance measures, the Company also used Total Recordable Case Frequency as a non-financial
performance measure under its annual cash incentive program. The Company did not grant equity awards to its NEOs in 2022, but in future years, expects to grant PRSUs with payouts based on TSR as a financial performance measure.

Important Performance Measures for 2022

Adjusted EBITDA

Adjusted EBITDA minus Capex

Total Recordable Case Frequency

2023 Proxy Statement | 51

EXECUTIVE COMPENSATION

The
following graphs compare various performance metrics with the compensation actually paid to our PEO(s) and other NEOs during each of the last three fiscal years. For compensation paid in 2021, we note that compensation paid to certain of our NEOs reflects amounts that were paid in connection with the Merger, including severance amounts that were not tied to performance measures. For this reason, we believe compensation paid in 2021 is not reflective of our ordinary course pay practices.
The following graph compares the compensation actually paid to our PE
O
(s), the average of the compensation actually paid to our remaining NEOs and the TSR performance of our common units with the TSR performance of our peer group. The TSR amounts in the graph assume that $100 was invested beginning on December 31, 2019 and that all distributions or dividends were reinvested on a quarterly basis.

Compensation Actually Paid Versus TSR ($)

	12/31/20	12/31/21	12/31/22

Compensation Actually Paid to First PEO	736,558	8,207,367	—

Compensation Actually Paid to Second PEO	—	16,199,112	1,886,664

Average Compensation Actually Paid to Non-PEO NEOs	641,151	3,627,261	899,231

TSR	53.00	46.26	58.45

Peer Group TSR	56.62	63.42	102.76

52 | 2023 Proxy Statement

EXECUTIVE COMPENSATION

The following graph compares the compensation actually paid to our PEO(s), the average of the compensation actually paid to our remaining NEOs and our Net Loss.

Compensation Actually Paid Versus Net Loss ($)

	12/31/20	12/31/21	12/31/22

Compensation Actually Paid to First PEO	736,558	8,207,367	—

Compensation Actually Paid to Second PEO	—	16,199,112	1,886,664

Average Compensation Actually Paid to Non-PEO NEOs	641,151	3,627,261	899,231

Net Loss (in thousands)	(307,045)	(131,891)	(20,145)

2023 Proxy Statement | 53

EXECUTIVE COMPENSATION

The following graph compares the compensation actually paid to our PEO(s), the average of the compensation actually paid to our remaining NEOs and our Adjusted
E
BITDA.

Compensation Actually Paid Versus Adjusted EBITDA ($)

	12/31/20	12/31/21	12/31/22

Compensation Actually Paid to First PEO	736,558	8,207,367	—

Compensation Actually Paid to Second PEO	—	16,199,112	1,886,664

Average Compensation Actually Paid to Non-PEO NEOs	641,151	3,627,261	899,231

Adjusted EBITDA (in thousands)	100,186	125,940	206,233

54 | 2023 Proxy Statement

EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2022 with respect to equity compensation plans under which our common stock is authorized for issuance.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3)
Equity compensation plans approved by our shareholders	8,586,474	(1)	$17.15	11,053,059
Equity compensation plans not approved by our shareholders	—		—	—
Total	8,586,474		$17.15	11,053,059

(1)

Represents securities to be issued upon exercise of outstanding RSUs and PRSUs under the LTIP, and outstanding options assumed in the Merger from Legacy Expro. As of December 31, 2022, 1,484,198 shares were subject to outstanding RSUs, 386,512 were subject to outstanding PRSUs and 6,715,764 were subject to outstanding assumed options. The number of shares subject to outstanding PRSUs is based on the target number of shares subject to each award and payments could occur at larger amounts if maximum performance metrics are met. The shares underlying the assumed options are available for issuance under the LTIP and do not reduce the shares available for issuance thereunder, but if such options are forfeited, the underlying shares are not otherwise available for issuance under the LTIP.

(2)

The weighted-average exercise price excludes RSU and PRSU awards that do not have an exercise price. The weighted average grant date fair value of all RSUs is $17.51 and the weighted average grant date fair value of all PRSUs is $24.00, assuming a 100% target performance payout.

(3)

The 11,053,059 shares remaining available for issuance as of December 31, 2022 consist of the following: 133,386 shares available under our existing employee stock purchase plan (approximately 61,317 of which are estimated to be issued in the current purchase period) and 10,919,196 shares available under the LTIP, assuming the target number of shares subject to outstanding PRSUs is no longer available for issuance.

2023 Proxy Statement | 55

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report and references in this proxy statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

During the last fiscal year, and earlier this year in preparation for the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, the Audit Committee:

•	reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2022 with management and with the independent registered public accountants;
•

considered the adequacy of the Company’s internal controls and the quality of its financial reporting, and discussed these matters with management and with the independent registered public accountants;

•

reviewed and discussed with the independent registered public accountants (1) their judgments as to the quality of the Company’s accounting policies, (2) the written disclosures and letter received from the independent registered public accountants required by Public Company Accounting Oversight Board Independence Rules regarding the independent registered public accountants’ communications with the Audit Committee concerning independence, and the independent registered public accountants’ independence, and (3) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, the Auditing Standards Board of the American Institute of Certified Public Accountants, and the Securities and Exchange Commission;

•

discussed with management and with the independent registered public accountants the process by which the Company’s chief executive officer, chief financial officer and principal accounting officer make the certifications required by the SEC in connection with the filing with the SEC of the Company’s periodic reports, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q; and

•

based on the reviews and discussions referred to above, recommended to the Board that the consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

The Audit Committee also met to review and discuss the Company’s audited Dutch statutory annual accounts for the financial year 2022 with management and Deloitte Accountants B.V. The discussion included the observations of the independent registered public accountants during the audit as well as regulatory and financial reporting developments that may affect the Company in future years. The Audit Committee recommended that the Company’s audited Dutch statutory annual accounts for the financial year 2022 be approved by the Board.

As recommended by the NYSE’s corporate governance rules, the Audit Committee also regularly considers whether, to assure continuing auditor independence, it would be advisable to regularly rotate the audit firm itself.

Notwithstanding the foregoing actions and the responsibilities set forth in the Audit Committee’s charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent registered public accountants are responsible for expressing an opinion on those financial statements. Committee members are not employees of the Company or accountants or auditors by profession. Therefore, the Committee has relied, without independent verification, on management’s representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accountants included in their report on the Company’s consolidated financial statements.

The Committee meets regularly with management and the independent registered public accountants, including private discussions periodically with the independent registered public accountants, and receives the communications described above. However, this oversight does not provide us with an independent basis to

56 | 2023 Proxy Statement

AUDIT COMMITTEE REPORT

determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accountants do not assure that the Company’s consolidated financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company’s consolidated financial statements has been carried out in accordance with generally accepted auditing standards.

Audit Committee of the Board of Directors

Lisa L. Troe (Chairman)

Brian Truelove

Eileen G. Whelley

2023 Proxy Statement | 57

INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”) was appointed as our independent registered accounting firm on October 1, 2021 to complete our 2021 audit and to serve as our independent auditor going forward. KPMG LLP audited the Company’s financial statements until the business combination on October 1 and was dismissed at that time effective upon the completion of the review of accounts for the quarter ended September 30, 2021. Deloitte has audited financial statements of Legacy Expro since August 2020. The following table presents the aggregate fees for services rendered by Deloitte to us (including Legacy Expro) for the years ended December 31, 2022 and December 31, 2021:

	2022	2021
Audit Fees	$3,916,500	$3,809,032
Audit-Related Fees	213,500	1,009,725
Tax Fees	344,800	192,600
All Other Fees	—	—
Total	$4,474,800	$5,011,357

Audit fees consist of the aggregate fees and expenses billed or expected to be billed for professional services rendered by Deloitte and its affiliates for the audit of our consolidated annual financial statements, including the Annual Report on Form 10-K for the years ended 2022 and 2021, the review of quarterly financial statements and for services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for those fiscal years, including statutory audits and attest services.

Audit-related fees consist of the aggregate fees billed or expected to be billed for assurance and related services by Deloitte, if applicable, that are reasonably related to the performance of the audit or review of the financial statements and are not reported as audit fees herein. This category includes fees related to services in connection with various registration statement filings, including consents and comfort letters.

Tax fees consist of international tax compliance and corporate tax consulting.

All other fees are the aggregate fees billed for products and services other than “Audit Fees.” “Audit-Related Fees” or Tax Fees.”

The Audit Committee has adopted procedures for the approval of Deloitte’s and Deloitte Accountants B.V.’s services and related fees. At the beginning of each year, all audit and audit-related services, tax fees and other fees for the upcoming audit are provided to the Audit Committee for approval.

The Audit Committee is updated on the status of the auditor’s services and related fees at its regular meetings.

As set forth in the Audit Committee Report on page 56 of this proxy statement, the Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining auditor independence and has determined that they are.

Policy for Pre-Approval of Audit and Non-Audit Fees

The Audit Committee has an Audit and Non-Audit Services Pre-Approval Policy. The policy requires the Audit Committee to pre-approve the audit and non-audit services performed by our independent registered public accounting firm. Under the policy, the Audit Committee establishes the audit, audit-related, tax and all other services that have the approval of the Audit Committee. The term of any such pre-approval is twelve months from the date of pre-approval, unless the Audit Committee adopts a shorter period and so states. The Audit Committee will periodically review the list of pre-approved services and will add to or subtract from the list of pre-approved services from time to time. The Audit Committee will also establish annually pre-approval fee levels or budgeted amounts for all services to be provided by the independent registered public accounting firm. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. As required under the Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee pre-approved all services in 2022.

58 | 2023 Proxy Statement

INFORMATION ABOUT OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has delegated to any financial officer of the Company the authority to engage the Company’s independent registered public accounting firm in any of the pre-approved audit services or audit-related services of the pre-approval policy. The Audit Committee has delegated to the principal accounting officer the authority to engage the Company’s independent registered public accounting firm in any of the pre-approved tax services or permitted non-audit services for which estimated fees do not exceed cumulatively up to $500,000 annually. Any services that would exceed such limits should be pre-approved by the full Audit Committee. The chair will be informed and will report any such pre-approval to the Audit Committee at its next scheduled meeting.

Dismissal of KPMG LLP

As previously disclosed in the Company’s Current Report on Form 8-K filed on October 5, 2021 (the “Current Report”), on October 1, 2021 (the “Closing Date”), the Company completed its previously announced Merger with Legacy Expro. On the Closing Date, the Audit Committee recommended, and the Board approved, the dismissal of KPMG, which was then serving as the Company’s independent registered public accounting firm. The dismissal of KPMG became effective following the completion of its review of the Company’s interim consolidated financial statements for the quarter ended September 30, 2021.

The reports of KPMG on the consolidated financial statements of the Company as of December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The reports of KPMG for the fiscal years ended December 31, 2020 and 2019 expressed an unqualified opinion on the consolidated financial statements and included an explanatory paragraph referring to the Company’s change in its method of accounting for leases due to the adoption of ASC Topic 842, Leases, as amended. During the fiscal years ended December 31, 2019 and 2020 and the subsequent interim period through September 30, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of KPMG’s engagement and the subsequent interim period preceding KPMG’s dismissal.

The Company provided KPMG with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of the Current Report and requested that KPMG furnish a letter addressed to the SEC dated October 5, 2021, which is filed as Exhibit 16.1 to that Current Report, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

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TRANSACTIONS WITH RELATED PERSONS

Tax Receivable Agreement

In connection with the Merger Agreement that provides for the combination of the Company and Legacy Expro, the Company, Frank’s International C.V. (“FICV”) and Mosing Holdings, LLC (“Mosing Holdings”) entered into the Amended and Restated Tax Receivable Agreement (the “A&R TRA”), which amends and restates the original tax receivable agreement (the “Original TRA”). Pursuant to the A&R TRA, the Company, FICV and Mosing Holdings agreed, among other things, to settle the early termination payment obligations that would otherwise be owed to Mosing Holdings under the Original TRA as a result of the merger in exchange for the payment by the Company to Mosing Holdings of $15 million cash, which was made October 1, 2021, and certain other contingent payments by the Company to Mosing Holdings made in the future in the event we realize cash tax savings from tax attributes covered under the Original TRA during the ten-year period following October 1, 2021 in excess of $18,057,000, as more fully described in the A&R TRA.

Transactions with Directors, Executive Officers and Affiliates

In connection with the Company’s IPO, Mosing Holdings caused the Company’s U.S. operating subsidiaries to distribute certain assets that generated a de minimis amount of revenue, including aircraft, real estate and life insurance policies. Accordingly, these assets were not contributed to FICV in connection with the IPO. As a result, the Company entered into real estate lease agreements with customary terms for continued use of the real estate.

As stated above, the Company has entered into various operating leases with Mosing Land & Cattle Company of Texas L.L.C. and Mosing Holdings (through its wholly owned subsidiary, Mosing Ventures, LLC), each of which are entities owned by certain members of the Mosing family to lease operating facilities as well as office space from such entities. Rent expense related to lease operating facilities was $0.6 million for the year ended December 31, 2022. The expiration date of the operating leases that remain in place ranges from 2023 to 2024, unless otherwise extended, and the Company expects to incur approximately $0.7 million during the remainder of the terms of these leases. In December 2014, the Company entered into a property lease amendment for the Company’s U.S. headquarters with Mosing Properties, L.P. Further, in 2015, the Company entered into four property lease amendments for the Company’s headquarters with Mosing Properties, L.P. The Audit Committee and the Board approved and ratified these lease amendments in November 2015. The lease was terminated by the Company in October 2021 in connection with the Merger.

Registration Rights Agreement

In connection with the Merger Agreement, the Company and certain of Legacy Expro shareholders (the “Registration Rights Holders”) entered into the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, among other things and subject to certain restrictions, upon request by the Registration Rights Holders, the Company is required to file with the SEC a registration statement under the Securities Act, to register for sale the shares of Common Stock held by the Registration Rights Holders, or to conduct certain underwritten offerings. The Registration Rights Agreement also provides for customary piggyback registration rights. The Registration Rights Agreement became effective on October 1, 2021. In January 2023, certain funds and accounts managed by Oak Hill Advisors completed an underwritten secondary offering pursuant to a demand right exercised by Oak Hill Advisors in December 2022. On January 18, 2023, in connection with the closing of the secondary offering, the Registration Rights Agreement was amended to increase the maximum number of Demand Registrations (as defined in the Registration Rights Agreement) available after completion of the offering to three, which equals the number of Demand Registrations available under the Registration Rights Agreement prior to the completion of the offering.

Amended Registration Rights Agreement

In connection with the Merger Agreement, the Company and certain of its shareholders have entered into an Amendment (the “RRA Amendment”) to that certain Registration Rights Agreement, dated as of August 14, 2013 (the “Existing Registration Rights Agreement”) that became effective on October 1, 2021. The RRA Amendment amends the Existing Registration Rights Agreement in order to facilitate the transactions contemplated by the Registration Rights Agreement described above.

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TRANSACTIONS WITH RELATED PERSONS

Director Nomination Agreement

As described elsewhere in this proxy statement, in connection with the Merger Agreement, the Company and certain shareholders of the Company entered into the Director Nomination Agreement that became effective on October 1, 2021. The Director Nomination Agreement provides, among other things, that commencing with this annual general meeting:

•

Oak Hill Advisors will have the right to designate (i) two persons as its nominees for election to the Board as non-executive directors for so long as the Oak Hill Group (as defined in the Director Nomination Agreement) collectively owns shares of Common Stock equal to at least 20% of the total shares outstanding on the Closing Date and (ii) one person as its nominee for election to the Board as a non-executive director for so long as the Oak Hill Group collectively owns shares of Common Stock equal to at least 10% (but less than 20%) of the total shares outstanding on the Closing Date. Upon the Oak Hill Group ceasing to collectively own shares of Common Stock equal to at least 10% of the total shares outstanding on the Closing Date, Oak Hill Advisors will not have a right to designate a director to the Board. The Oak Hill Group currently owns approximately 18.5% of the total shares outstanding on the Closing Date.

•

The Mosing Parties (as defined in the Director Nomination Agreement) holding a majority of Common Stock (the “Mosing Majority”) owned by the Mosing Parties shall have the right to designate one person as their nominee for election to the Board as a non-executive director. Upon the Mosing Family Members (as defined in the Director Nomination Agreement) ceasing to collectively own shares of Common Stock equal to at least 10% of the total shares outstanding on the Closing Date, the Mosing Majority will not have a right to designate a director to the Board. As of the date of this proxy statement, the Mosing Parties are unable to provide confirmation of ownership of at least 10% of the total shares outstanding on the Closing Date.

Procedures for Approval of Related Person Transactions

A “Related Party Transaction” is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:

•	any person who is, or at any time during the applicable period was, one of the Company’s executive officers or one of its directors;
•	any person who is known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities;
•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of any class of the Company’s voting securities, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of any class of the Company’s common stock; and

•

any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company’s Board adopted a written Related Party Transactions Policy and has approved, along with the Audit Committee, the applicable Related Party Transactions at this time. Pursuant to this policy, the Audit Committee will review all material facts of all new Related Party Transactions and either approve or disapprove entry into the Related Party Transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a Related Party Transaction, the Audit Committee expects to take into account, among other factors, the following: (1) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and (2) the extent of the Related Person’s interest in the transaction. Further, the policy requires that all Related Party Transactions required to be disclosed in the Company’s filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock by:

•	each person known to the Company to beneficially own more than 5% of the Company’s Common Stock;
•	each of the Company’s named executive officers;
•	each member of the Company’s Board and each director nominee; and
•	all of the Company’s directors and executive officers as a group.

Unless otherwise indicated below, the number of shares of the Company’s Common Stock outstanding and the percentage of beneficial ownership is presented as of March 20, 2023.

Beneficial ownership is determined in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting or investment power and also any shares that the entity or individual has the right to acquire as of May 19, 2023 (60 days after March 20, 2023) through the exercise of any stock options, through the vesting/settlement of restricted stock units (the “RSUs”) payable in shares, or upon the exercise of other rights. Beneficial ownership excludes options or other rights vesting after May 19, 2023 and any RSUs vesting/settling, as applicable, on or before May 19, 2023 that may be payable in cash or shares at the Company’s election. Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of the Company’s Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse.

Unless otherwise indicated, the address of each person or entity named in the table is 1311 Broadfield Blvd., Suite 400, Houston, Texas 77084.

Name of Beneficial Owner	Number of Shares	% of Shares Beneficially Owned
5% shareholders:
Entities affiliated with Oak Hill Advisors, L.P.(1)	20,138,815	18.5%
FMR LLC(2)	13,671,469	12.6%
T. Rowe Price Associates, Inc.(3)	11,864,259	10.9%
Entities affiliated with HPS Investment Partners, LLC(4)	9,388,761	8.6%
BlackRock, Inc.(5)	5,486,044	5.0%
Directors and Named Executive Officers:
Michael Jardon(6)	717,125	*%
Quinn Fanning(7)	141,076	*%
Michael C. Kearney(8)	116,312	*%
Alistair Geddes(9)	198,391	*%
Steven Russell(10)	39,616	*%
John McAlister(11)	175,882	*%
Eitan Arbeter(12)	—	—%
Robert W. Drummond(13)	48,377	*%
Erich L. Mosing(14)	29,425	*%
Alan Schrager(12)	—	—%
Lisa L. Troe(15)	22,385	*%
Brian Truelove(16)	80,022	*%
Frances M. Vallejo	—	—%
Eilleen G. Whelley(17)	22,385	*%
All directors and executive officers as a group (13 persons)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)	1,590,996	1.5%

*	Represents less than 1%.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

Represents shares held by client accounts advised and/or managed by Oak Hill Advisors, L.P. and/or one of its investment advisory affiliates (collectively, the “Advisor” or “OHA”). Messrs. Arbeter and Schrager are employees of OHA and members of the Board. OHA and its investment advisory affiliates are subsidiary businesses of T. Rowe Price Associates, Inc. (“TRP”). In accordance with the Securities and Exchange Commission Release No. 34-39538 (the “Release”), TRP’s beneficial ownership of securities is disaggregated from that of OHA. Glenn R. August is the Founder and Chief Executive Officer of OHA. OHA, TRP and Glenn August disclaim beneficial ownership of shares of the common stock held by the client accounts beyond each of their respective pecuniary interests in the client accounts for purposes of Section 16 under the Exchange Act. The address of Oak Hill Advisors, L.P. is One Vanderbilt Avenue, 16th Floor, New York, New York 10017. Includes 101,491 time-based vested stock options held by Mr. Arbeter on behalf of OHA, and 96,663 time-based vested stock options held by Mr. Schrager on behalf of OHA. Also includes 8,522 shares for each of Messrs. Arbeter and Schrager as well as 13,863 RSUs for each that vest on May 1, 2023 as annual compensation to the non-employee members of the Board. Pursuant to the policies of OHA, the shares and RSUs received by Messrs. Arbeter and Schrager are held for the benefit of certain clients of OHA.

(2)

Based on information included in a Schedule 13G/A filed with the SEC on February 10, 2023. FMR LLC has sole voting power over 13,604,376 shares and sole dispositive power over all of the shares included in the table above. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The shares in the table reflect the securities beneficially owned, or that may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.

(3)

Based on information included in a Schedule 13G/A filed with the SEC on February 14, 2023. T. Rowe Price Associates, Inc. has sole voting power over 4,570,955 shares and sole dispositive power over all of the shares included in the table above. The address of T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202.

(4)

Based on information included in a Schedule 13G/A filed by HPS Investment Partners, LLC (“HPS Investment Partners”) with the SEC on February 14, 2022. HPS is the sole member of HPS Mezzanine Management III, LLC, which is the investment manager of each of Mezzanine Partners III, L.P., AP Mezzanine Partners III, L.P. and MP III Offshore Mezzanine Investments, L.P. (the “III Funds”). HPS Investment Partners is the sole member of HPS Mezzanine Partners, LLC, which is the investment manager of each of Mezzanine Partners, L.P., Mezzanine Partners Offshore Investment Master Fund, L.P. and Institutional Mezzanine Partners, L.P. (together with the III Funds, the “Funds”). The Funds are holders of record of 9,292,097 shares. In addition, Don Dimitrievich may purchase shares of common stock upon the exercise of options (the “Options”) underlying 96,663 shares that Mr. Dimitrievich holds for the benefit of the Funds. As such, HPS Investment Partners may be deemed to beneficially own the shares of Common Stock underlying the Options. As such, HPS Investment Partners has shared voting and shared dispositive power over all the shares held by the Funds and the Options for a total of 9,388,761 shares. The address of HPS Investments is 40 West 57th Street, 33rd Floor, New York, New York 10019.

(5)

Based on information included in a Schedule 13G filed with the SEC on February 13, 2023. BlackRock, Inc. has sole voting power over 5,309,425 shares and sole dispositive power over all of the shares included in the table above. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(6)

Excludes 185,676 restricted stock units because such award does not begin to vest, and no common stock may be received thereunder, prior to May 19, 2023. Includes 482,571 time-based vested stock options and 156,643 performance-based vested and exercisable stock options due to the satisfaction of internal rate of return thresholds.

(7)

Excludes 93,852 restricted stock units because such award does not begin to vest, and no common stock may be received thereunder prior, to May 19, 2023. Includes 90,748 time-based vested stock options and 29,457 performance-based vested and exercisable stock options due to the satisfaction of internal rate of return thresholds.

(8)	Includes 13,863 RSUs that vest on May 1, 2023 as annual compensation to the non-employee members of the Board.

(9)

Excludes 82,628 restricted stock units because such award does not begin to vest, and no common stock may be received thereunder, prior to May 19, 2023. Includes 132,706 time-based vested stock options and 43,077 performance-based vested and exercisable stock options due to the satisfaction of internal rate of return thresholds.

(10)	Excludes 46,572 restricted stock units because such award does not begin to vest, and no common stock may be received thereunder, prior to May 19, 2023.

(11)

Excludes 54,098 restricted stock units because such award does not begin to vest, and no common stock may be received thereunder, prior to May 19, 2023. Includes 120,642 time-based vested stock options and 39,161 performance-based vested and exercisable stock options due to the satisfaction of internal rate of return thresholds.

(12)

Messrs. Arbeter and Schrager each disclaims beneficial ownership of the shares held by the client accounts beyond their respective pecuniary interest in the client accounts for purposes of Section 16 under the Exchange Act.

(13)	Includes 13,863 RSUs that vest on May 1, 2023 as annual compensation to the non-employee members of the Board.

(14)	Includes 13,863 RSUs that vest on May 1, 2023 as annual compensation to the non-employee members of the Board.

(15)	Includes 13,863 RSUs that vest on May 1, 2023 as annual compensation to the non-employee members of the Board.

(16)	Includes 13,863 RSUs that vest on May 1, 2023 as annual compensation to the non-employee members of the Board. Also includes 60,415 time-based vested stock options.

(17)	Includes 13,863 RSUs that vest on May 1, 2023 as annual compensation to the non-employee members of the Board.

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ITEM ONE—ELECTION OF DIRECTORS

The Board has nominated the following individuals for election to the Board, with a term beginning on May 24, 2023 to serve until the Company’s 2024 annual meeting of shareholders or until their successors are elected and qualified or upon earlier of death, disability, resignation or removal:

Michael C. Kearney

Michael Jardon

Eitan Arbeter

Robert W. Drummond

Alan Schrager

Lisa L. Troe

Brian Truelove

Frances M. Vallejo

Eileen G. Whelley

Biographical information for each nominee, as well as for the Company’s current executive officers, is contained in “Management—Directors and Executive Officers.”

The Board has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the number of members of the Company’s Board will be reduced for the time being, until a meeting is called to appoint a substitute nominee that the Board recommends.

The affirmative vote of a simple majority of the votes cast at the annual meeting is required to elect each director nominated.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

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ITEM TWO—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Company is asking its shareholders to provide advisory, non-binding approval of the compensation paid to its Named Executive Officers, as described in the “Compensation Discussion and Analysis” section of this proxy statement beginning on page 25, and the compensation tables and narrative discussion that follow such section, as required pursuant to Section 14A of the Exchange Act. The Board recognizes that executive compensation is an important matter for the Company’s shareholders. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies and practices described in this proxy statement.

As described in detail in the CD&A section of this proxy statement, the Company is focused on establishing an executive compensation program that is intended to attract, motivate, and retain key executives and to reward executives for creating and increasing the value of the Company. These objectives are taken into consideration when creating the Company’s compensation arrangements, when setting each element of compensation under those programs, and when determining the proper mix of the various compensation elements for each of the Named Executive Officers. The Company periodically reevaluates whether its compensation programs and the levels of pay awarded under each element of compensation achieve these objectives.

As described in the CD&A, the Company believes its compensation program is effective, appropriate and strongly aligned with the long-term interests of its shareholders and that the total compensation package provided to its Named Executive Officers is reasonable and not excessive. As you consider this Item two, the Company urges you to read the CD&A section of this proxy statement for additional details on executive compensation, including information about compensation philosophy and objectives and the past compensation of the Company’s Named Executive Officers, and to review the tabular disclosures regarding Named Executive Officer compensation together with the accompanying narrative disclosures in the “Executive Compensation” section of this proxy statement.

As a non-binding advisory vote, Item two is not binding on the Board, will not overrule any decisions made by the Board or require the Board to take any specific action. Although the vote is non-binding, the Board and the members thereof responsible for setting executive compensation value the opinions of the shareholders, and will carefully consider the outcome of the vote when making future compensation decisions for the Company’s Named Executive Officers. In particular, to the extent there is any significant vote against the Company’s Named Executive Officers’ compensation as disclosed in this proxy statement, the Company will consider its shareholders’ concerns, and the Board will evaluate whether any actions are necessary to address those concerns.

Text of the Resolution to be Adopted

The Company is asking shareholders to vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Vote Required

The affirmative vote of a simple majority of the votes cast is required for approval of Item two. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS AN ADVISORY VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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ITEM THREE—ADOPTION OF ANNUAL ACCOUNTS FOR 2022

At the annual meeting, you will be asked to confirm and ratify the preparation of the Company’s Dutch statutory annual accounts and annual report of the Board in the English language and to adopt the Company’s Dutch statutory annual accounts for the year ended December 31, 2022 (the “Annual Accounts”), as required under Dutch law and the Articles.

The Company’s Annual Accounts are prepared in accordance with the statutory provisions of Title 9, Book 2 of the Dutch Civil Code and International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board. The Annual Accounts contain certain disclosures not required under generally accepted accounting principles in the United States (“US GAAP”) and there are differences between IFRS and US GAAP.

A copy of the Annual Accounts can be accessed through the Company’s website, www.expro.com, and may be obtained free of charge by request to the Company’s principal executive offices at 1311 Broadfield Blvd., Suite 400, Houston, TX 77084 Attn: Investor Relations.

A representative of Deloitte Accountants B.V., who has audited the Company’s Annual Accounts, will be available, either in person or telephonically, to answer any questions from the Company’s shareholders in relation to the auditor’s statement in relation to the fairness of the Company’s Annual Accounts.

The affirmative vote of a simple majority of the votes cast at the annual meeting is required to adopt the Company’s Annual Accounts and to authorize the preparation of the Company’s Dutch statutory annual accounts and annual report in the English language.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE COMPANY’S ANNUAL ACCOUNTS AND THE AUTHORIZATION OF THE PREPARATION OF THE COMPANY’S DUTCH STATUTORY ANNUAL ACCOUNTS AND ANNUAL REPORT IN THE ENGLISH LANGUAGE.

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ITEM FOUR—DISCHARGE OF MEMBERS OF THE BOARD

Under Dutch law, at the annual meeting shareholders may discharge the members of the Board from liability in respect of the exercise of their duties during the financial year concerned. The discharge is without prejudice to the provisions of the law of The Netherlands relating to liability upon bankruptcy and does not extend to matters not disclosed to shareholders.

It is proposed that the shareholders resolve to discharge the members of the Board from liability in respect of the exercise of their duties during 2022.

The affirmative vote of a simple majority of the votes cast at the annual meeting is required to approve the discharge from liability of the members of the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE DISCHARGE OF THE MEMBERS OF THE BOARD FROM LIABILITY FOR 2022.

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ITEM FIVE—APPOINTMENT OF AUDITOR FOR DUTCH STATUTORY ANNUAL ACCOUNTS

In accordance with Dutch law and the Company’s Articles, the Company shall have its Dutch statutory annual accounts (prepared in accordance with IFRS) audited by a Dutch auditor. The Dutch auditor shall be appointed by the Company’s shareholders at the Annual Meeting. Upon the recommendation of the Audit Committee, the Board proposes to appoint Deloitte Accountants B.V. as our auditor who will audit our Dutch Annual Accounts for the year ending December 31, 2023.

The affirmative vote of a simple majority of the votes cast at the annual meeting is required to appoint Deloitte Accountants B.V. as our auditor who will audit our Dutch Annual Accounts for the year ending December 31, 2023.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPOINTMENT OF DELOITTE ACCOUNTANTS B.V. AS OUR AUDITOR WHO WILL AUDIT OUR DUTCH ANNUAL ACCOUNTS FOR THE YEAR ENDING DECEMBER 31, 2023.

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ITEM SIX—RATIFICATION OF SELECTION OF INTERNATIONAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected Deloitte & Touche LLP as the international independent registered public accounting firm of the Company for the year ending December 31, 2023. The audit of the Company’s annual consolidated financial statements for the year ended December 31, 2022 was completed by Deloitte & Touche LLP on February 23, 2023.

The Board is submitting the selection of Deloitte & Touche LLP for ratification at the Annual Meeting. The submission of this matter for ratification by shareholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for shareholders through their vote to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the shareholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee will reconsider, but will not be required to rescind, the selection of that firm as the Company’s international independent registered public accounting firm. Representatives of Deloitte & Touche LLP will be available, either in person or telephonically, to respond to appropriate questions at the Annual Meeting if necessary and make a statement if they desire to do so. Also, a representative of Deloitte Accountants B.V., who has audited the Company’s Annual Accounts, will also be available to answer any questions from the Company’s shareholders in relation to the auditor’s statement in relation to the fairness of the Company’s Annual Accounts. See “Item Three—Adoption of Annual Accounts for 2022.”

The Audit Committee has the authority and responsibility to retain, evaluate and replace the Company’s international independent registered public accounting firm. The shareholders’ ratification of the appointment of Deloitte & Touche LLP does not limit the authority of the Audit Committee to change the Company’s international independent registered public accounting firm at any time.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INTERNATIONAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2023.

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ITEM SEVEN—AUTHORIZATION OF BOARD TO REPURCHASE SHARES FOR ANY LEGAL PURPOSE

In accordance with Dutch law and the Company’s Articles, the Company may only acquire its own fully paid-up shares with consideration if and insofar the general meeting has authorized the Board in that respect. Such authorization shall be valid for a period of no longer than 18 months. In the authorization, the general meeting shall state the number of shares that may be acquired, how the shares may be acquired and the limits within which the price of the shares must be set. No authorization is required when the Company acquires shares in its capital for the purpose of transferring those shares to employees of the Company or of a group company, under a plan applicable to such employees.

At the annual general meeting in 2022, the Board proposed to limit the authorization of Board to repurchase shares in such way that a maximum of 10% of the issued capital may be repurchased and at a price between $0.01 and 105% of the market price on the NYSE. At the 2022 annual general meeting, the shareholders approved such proposal.

Therefore, for the Annual Meeting, the Board proposes to authorize the repurchase of shares for any legal purpose under the following same conditions:

(i)	the shares may be repurchased up to a total of 10% of the issued share capital (currently consisting of 111,063,876 shares);

(ii)	the shares may only be repurchased at an open market purchase or in a private purchase transaction;

(iii)	the shares may only be repurchased at a price between $0.01 and 105% of the market price on the NYSE; and

(iv)	the authorization of the Board is valid for a period of 18 months starting from the date of the Annual Meeting.

The affirmative vote of a simple majority of the votes cast at the annual meeting is required to authorize the Board to repurchase shares for any legal purpose under the relevant conditions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AUTHORIZATION OF THE BOARD TO REPURCHASE SHARES FOR ANY LEGAL PURPOSE.

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ITEM EIGHT—AUTHORIZATION OF BOARD TO ISSUE SHARES FOR ANY LEGAL PURPOSE

Under the Company’s Articles, the Company may only issue shares up to the entire authorized share capital pursuant to a resolution of the Board. The designation in the Articles ended on May 19, 2022. At the annual general meeting in 2022, the Board proposed to authorize the Board to issue shares up to 20% of the issued share capital, for any legal purpose, at the stock exchange or in a private purchase transaction, and during a period of 18 months. The authorization also included the authority to restrict or exclude preemptive rights upon an issue of shares. At the 2022 annual general meeting, the shareholders approved such proposal.

Therefore, for the Annual Meeting, in accordance with customary practice in the Netherlands, the Board proposes to authorize the Board to issue shares for any legal purpose under the following conditions, which authorization also includes the authority to restrict or exclude preemptive rights upon an issue of shares:

(i)	the shares may be issued up to a total of 20% of the issued share capital as of the date of the Annual Meeting; and

(ii)	the authorization of the Board is valid for a period of 18 months starting from the date of the Annual Meeting.

Notwithstanding the foregoing, we expect to propose renewal of this authorization annually at the annual general meetings in subsequent years. Please be informed that although the previous authorization has been included in the Articles, no amendment to the Articles is necessary to validly authorize the Board to issue shares, as the authorization granted in the Annual Meeting will replace the one included in the Articles.

In addition, we note that, because we are a NYSE-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NYSE and SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Dutch law and is not otherwise required for other companies listed on the NYSE with whom we compete. Accordingly, approval of this resolution would merely place us on par with other NYSE-listed companies.

The affirmative vote of a simple majority of the votes cast at the annual meeting is required to authorize the Board to issue shares for any legal purpose under the relevant conditions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AUTHORIZATION OF THE BOARD TO ISSUE SHARES FOR ANY LEGAL PURPOSE.

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ITEM NINE—ADOPTION OF THE 2023 EMPLOYEE STOCK PURCHASE PLAN

By unanimous written consent effective as of March 8, 2023, the Board unanimously adopted the Expro Group Holdings N.V. 2023 Employee Stock Purchase Plan (the “New Plan”), subject to the approval of the Company’s stockholders at the 2023 Annual Meeting. Our Board is requesting stockholder approval of the New Plan. If approved, the New Plan will become effective as of July 1, 2023. The New Plan is provided as Appendix A to this proxy statement.

The New Plan will provide a means for our eligible employees and those of our designated subsidiaries to purchase shares of our Common Stock through payroll deductions at a discounted price. The New Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and will replace the Company’s Amended and Restated Employee Stock Purchase Plan, which was originally approved by Frank’s shareholders prior to the completion of its initial public offering, and will be terminated effective June 30, 2023, at the end of the current offering period. The Board of Directors believes that adoption of the New Plan will promote our interests and those of our stockholders by assisting us in attracting, retaining and motivating employees and by aligning our employees’ interests with the interests of our stockholders.

Summary of Material Features of the New Plan

The following summary describes briefly the material features of the New Plan and is qualified in its entirety by reference to the full text of the New Plan, which is provided as Appendix A to this Proxy Statement. You are urged to read the text of the New Plan in its entirety.

Purpose

The purpose of the New Plan is to advance the interests of the Company and its stockholders by providing eligible employees of the Company and its designated subsidiaries with opportunities to purchase our Common Stock at a discounted price through payroll deductions. The New Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.

Effective Date

The New Plan shall be effective as of the July 1, 2023, provided it is approved by the Company’s stockholders.

Administration

The New Plan will be administered by the Compensation Committee, or in the absence of such committee, the Board itself. The Board shall appoint a separate committee of officers to administer the plan on a day to day basis, subject to supervision by the Compensation Committee, which shall have the authority to take all necessary or appropriate actions in connection with the administration of the New Plan. All decisions, determinations and interpretations by the administrator regarding the New Plan and any rules and regulations thereunder are final and binding on all participants, beneficiaries, and other persons holding or claiming rights under the New Plan.

Share Pool

The maximum number of shares of our Common Stock reserved for issuance under the New Plan is equal to 5,000,000 shares, subject to adjustment in accordance with the terms of the New Plan. Shares of our Common Stock issued under the New Plan may be shares that are authorized and unissued or shares that were reacquired by the Company, including shares purchased in the open market. In the event of certain changes to the Company’s capitalization, the administrator has the authority to equitably adjust the number and kind of shares of our Common Stock reserved for issuance under the New Plan, the maximum number of shares each participant may purchase during an offering period, and the number of shares and the exercise price applicable to outstanding options granted under the plan.

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ITEM NINE – ADOPTION OF THE 2023 EMPLOYEE STOCK PURCHASE PLAN

Eligibility and Participation

Employees of the Company and its designated subsidiaries (other than employees whose customary employment is 20 hours or less per week) may generally elect to participate in the New Plan by submitting a participation form authorizing payroll deductions to the Company within the time period specified by the administrator and in accordance with the instructions on such form. If the New Plan is approved by the Company’s stockholders, the Company expects that approximately 1,100 employees as of March 20, 2023 will be eligible to participate in the New Plan.

Payroll Deductions

A participant may elect to have payroll deductions withheld from his or her eligible compensation on each payroll date during an offering period in amounts equal to or greater than one percent (1%) of eligible compensation (or components thereof, if permitted by the administrator), subject to the provisions of the New Plan. Participants may decrease, but not increase, the amount of payroll deductions during an offering period (but only a maximum of one time), and may increase or decrease the amount of payroll deductions for a subsequent offering period, by filing an amended participation form with the Company within the time period specified by the administrator and in accordance with the instructions on such form. Payroll deductions may be made only in whole percentages. Payroll deductions will be credited to an account established under the New Plan for the participant. Each such account will be a bookkeeping entry. Actual funds withheld will not be segregated and will be held as part of the Company’s general assets. No separate cash contributions may be made to such account. No interest will accrue on any payroll deductions held under the New Plan.

Restriction on Participation

No participant may be granted an option to purchase shares of our Common Stock under the New Plan if: (i) immediately after such grant, the participant (or any other person whose stock ownership would be attributed to such participant pursuant to Section 424(d) of the Code) would own shares of stock (including any shares of stock that the participant may purchase under outstanding options under the New Plan or any other equity plan of the Company) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any of its subsidiaries; or (ii) the participant’s rights to purchase shares of our Common Stock under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its subsidiaries would accrue at a rate which exceeds $25,000 of the fair market value of such shares (determined at the time the option is granted) for each calendar year in which the option is outstanding at any time. The number of shares of our Common Stock that may be purchased by a participant during an offering period may not exceed the lesser of (i) the maximum number of shares that may be purchased without exceeding the $25,000 limit described in this paragraph and (ii) 1,000 shares.

Withdrawal and Termination of Employment

Participants may withdraw from participating in the New Plan at any time by submitting a withdrawal notice within the time period specified by the administrator. As soon as administratively practicable thereafter, all payroll deductions for the withdrawing participant will cease for the then-current offering period and any subsequent offering periods. Payroll deductions that have accrued for the participant prior to withdrawal shall be refunded. A withdrawing employee may participate in a subsequent offering period if the employee continues to meet the eligibility requirements and submits a valid participation form to the Company within the time period specified by the administrator and in accordance with the instructions on such form. Generally, in the event of a participant’s termination of employment, all payroll deductions and rights to purchase shares of our Common Stock granted to the participant will immediately cease, and the amount of any accumulated payroll deductions will be refunded to the participant.

Offering Periods

Unless the administrator determines otherwise before the start of the applicable offering period, offering periods will have a duration of six months, provided that offering periods may not exceed 12 months.

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ITEM NINE – ADOPTION OF THE 2023 EMPLOYEE STOCK PURCHASE PLAN

Grant and Exercise of Option

Subject to the restrictions in the plan, participants will be granted an option to purchase shares of our Common Stock on the first business day of each offering period, with such option to be automatically exercised on the last business day of such offering period to purchase a whole number of shares of our Common Stock determined by dividing the accumulated payroll deductions in the participant’s account on such exercise date by the applicable exercise price. The exercise price is equal to 85% of the fair market value of a share of our Common Stock on the first business day of the offering period or the last business day of the offering period, whichever is lower. Shares of our Common Stock purchased during an offering period will be delivered to the participant as soon as administratively practicable after the end of the offering period. No fractional shares will be purchased. Any accumulated payroll deductions not used to purchase shares will generally be refunded to the participant following the offering period, except that, at the discretion of the administrator, an amount representing a fractional share may be rolled over into a future offering period.

No Stockholder Rights

A participant will not have any rights of a stockholder of the Company (such as the right to receive dividends or other distributions paid with respect to shares of our Common Stock) until shares of our Common Stock have been delivered to the participant under the New Plan.

Corporate Transactions

In the event of a proposed liquidation or dissolution of the Company, the administrator has the authority to decide whether to (i) shorten the offering period then in effect, with any outstanding options to be exercised at the end of such shortened period, or (ii) terminate the offering period then in effect, with any payroll deductions accumulated for such period to be refunded to participants as soon as administratively practicable. In the event of a proposed sale of all or substantially all of the Company’s assets, or a merger or consolidation of the Company (except for (x) a transaction the primary purpose of which is to change the Company’s jurisdiction of incorporation or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately before such transaction), the administrator may, in its discretion, provide for outstanding options to be assumed or substituted by the successor entity (or its parent or subsidiary) or to take one of the courses of action described in sub-clauses (i) and (ii) in the preceding sentence.

Amendment or Termination

The New Plan may be amended or terminated at any time by the Board or the Compensation Committee. However, no amendment may materially and adversely affect a participant’s rights under the New Plan without his or her consent. Upon termination of the New Plan by the Board, any accumulated payroll deductions will be refunded to participants as soon as administratively practicable thereafter. No amendment to the New Plan will be effective without the approval of the Company’s stockholders, where such approval is required by Section 423 of the Code.

Federal Income Tax Consequences

The following generally summarizes certain key U.S. federal income tax consequences that will arise with respect to participation in the New Plan and with respect to the sale of our Common Stock acquired under the New Plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below. The following summary is not intended to be a complete summary or legal interpretation, and it does not address consequences other than U.S. federal income tax consequences. Participants may also be subject to U.S. state, U.S. local or non-U.S. tax as a result of participating in the New Plan.

Tax Consequences to Participants. Participants do not incur any U.S. federal income tax consequences upon enrolling in the New Plan. Amounts withheld via payroll deduction for purposes of purchasing shares under the New Plan are included in the participant’s income in accordance with the Company’s regular income and payroll tax withholding and reporting procedures. Because participants use after-tax dollars to purchase shares at the end of the offering period, there is no income tax at the time the participant purchases shares. As a general matter, additional tax (whether ordinary income tax or capital gains tax) is not realized until the participant sells the shares acquired under the New Plan.

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ITEM NINE – ADOPTION OF THE 2023 EMPLOYEE STOCK PURCHASE PLAN

A participant may have both ordinary income and capital gain income or both ordinary income and a capital loss upon the sale of shares of our Common Stock that was acquired under the New Plan. The amount of each type of income and loss will depend on when the participant sells the shares of Common Stock and the price at which the participant sells the shares of Common Stock. If the participant sells the shares of our Common Stock (i) more than two years after the first business day of the offering period during which the Common Stock was purchased and (ii) more than one year after the date that the participant purchased the Common Stock under the New Plan, then the participant will have ordinary income equal to the lesser of: (1) the excess of the fair market value of the shares at the time of such sale over the exercise price or (2) the excess of the fair market value of the shares on the first business day of such offering period over the exercise price. Any profits in excess of amounts classified as ordinary income will be taxed as long-term capital gain income. If the participant sells the shares of common stock at a loss (i.e., if sales proceeds are less than the exercise price) after satisfying these waiting periods, there is no ordinary income and the participant will have a long-term capital loss for the difference between the sale price and the purchase price.

If the participant sells the shares of our Common Stock prior to satisfying the waiting periods described above, the participant will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have ordinary income equal to the value of the Common Stock on the day the participant exercised his or her option to purchase the Common Stock under the New Plan less the exercise price. If the participant’s sale proceeds exceed the ordinary income, then the excess proceeds will be a capital gain. If the participant’s sale proceeds are less than the ordinary income, then the participant will have a capital loss equal to the value of the Common Stock on the date of exercise less the sales proceeds. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company in connection with the grant or exercise of options under the New Plan, except that the Company will be entitled to a deduction when a participant has ordinary income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

New Plan Benefits.

The amount or value of shares of Common Stock to be purchased by any given employee or group of employees under the New Plan is not determinable because it depends on the elections of each employee who chooses to participate in the New Plan. Therefore, it is not possible to determine in advance the benefits that participants will receive under the New Plan.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE EXPRO GROUP HOLDINGS N.V. 2023 EMPLOYEE STOCK PURCHASE PLAN.

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SHAREHOLDER PROPOSALS

Pursuant to the Company’s Articles, general meetings will be held in Amsterdam, The Netherlands in the municipality in which the Company has its statutory seat, or at the Municipality of Haarlemmermeer (Schiphol). A general meeting of shareholders will be held at least once a year within the period required by Dutch law, which is currently no later than six months after the end of the Company’s financial year.

The agenda for the 2024 annual meeting is expected to include, in addition to other matters, any matter the consideration of which has been requested by one or more shareholders, representing alone or jointly with others at least such percentage of the issued capital stock as determined by our Articles and Dutch law, which is currently set at three percent. Shareholders who desire to submit a proposal for action, including a proposal to appoint a director, at the 2024 annual meeting other than pursuant to Rule 14a-8 of the Exchange Act must comply with Article 30 of the Company’s Articles. The request to consider such matter must be received by us no later than on the 60th day prior to the day of the 2024 annual meeting accompanied by a statement containing the reasons for the request. We currently expect our 2024 annual meeting to be held on or about May 22, 2024, with mailing to commence on or about March 29, 2024. Requests received later than the 60th day prior to the day of the meeting (anticipated to be Saturday, March 23, 2023), will be considered untimely. In addition, the deadline for providing notice to the Company under Rule 14a-19, the SEC’s universal proxy rule, of a stockholder’s intent to solicit proxies in support of nominees submitted under the Company’s Articles is March 25, 2024.

Any proposals sought for inclusion in the proxy statement for the 2024 annual meeting must comply with Rule 14a-8 under the Exchange Act and be submitted by December 2, 2023.

In order for any matters to be included in the Company’s proxy statement or presented at the 2024 annual meeting, the qualified shareholder(s) must submit the matter to the Company’s Secretary at 1311 Broadfield Blvd., Suite 400, Houston, Texas 77084.

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HOUSEHOLDING MATTERS

Shareholders who share a single address will receive only one proxy statement or Notice at that address unless the Company has received instructions to the contrary from any shareholder at that address. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate copy of these materials or of future materials (as applicable), he or she may contact the Company’s Corporate Secretary at (713) 463-9776, or write to Expro Group Holdings N.V., 1311 Broadfield Blvd., Suite 400, Houston, Texas 77084, Attention: Corporate Secretary. The Company will deliver separate copies of this proxy statement or the Notice promptly upon written or oral request. If you are a shareholder receiving multiple copies of this proxy statement or the Notice, you can request householding by contacting the Company in the same manner. If you own your Common Stock through a bank, broker or other shareholder of record, you can request additional copies of this proxy statement or request householding by contacting the shareholder of record.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports and other information with the SEC. The Company’s filings are available to the public at the SEC’s website at www.sec.gov. The Company’s Common Stock is listed on the New York Stock Exchange under the ticker symbol “XPRO”. You may request a copy of the Company’s filings, including this proxy statement and our 2022 Annual Report, free of charge by contacting the Company’s Corporate Secretary at (713) 463-9776, or by writing to Expro Group Holdings N.V., 1311 Broadfield Blvd., Suite 400, Houston, Texas 77084, Attention: Corporate Secretary. Upon request, we will also furnish without charge to each person to whom this proxy statement is delivered a copy of any exhibit listed in our 2022 Annual Report. The Company’s filings are also available on its website at www.expro.com.

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Appendix A

EXPRO GROUP HOLDINGS N.V.

2023 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I

PURPOSE AND SCOPE OF THE PLAN; DEFINITIONS

Section 1.1    Purpose. Expro Group Holdings, N.V. (the “Company”) previously adopted the Expro Group Holdings N.V. 2023 Employee Stock Purchase Plan (the “Plan”) to encourage employee participation in the ownership and economic progress of the Company. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423; provided that, if and to the extent authorized by the Board, the fact that the Plan does not comply in all respects with the requirements of Section 423 shall not affect the operation of the Plan or the rights of Employees hereunder.

Section 1.2    Definitions. Unless the context clearly indicates otherwise, the following terms have the meaning set forth below:

(a)    “Board of Directors” or “Board” means the Company’s Board of Directors.

(b)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with any applicable regulations issued thereunder.

(c)    “Committee” shall mean the committee of officers established by the Board to administer the Plan, which Committee shall administer the Plan as provided in Section 1.3 hereof.

(d)    “Common Stock” shall mean shares of the common stock, par value €0.01 per share, of the Company.

(e)    “Company” shall mean Expro Group Holdings N.V., a limited liability company organized in the Netherlands.

(f)    “Compensation” shall mean the total cash compensation paid by the Company to an Employee as reported by the Company to the applicable government for income tax purposes, excluding the amount of any compensation deferrals made by the Employee to a deferred compensation plan, a tax-qualified retirement plan pursuant to Section 401(k) of the Code or a cafeteria plan pursuant to Section 125 of the Code.

(g)    “Continuous Service” shall mean the period of time, uninterrupted by a termination of employment (other than a termination as a result of a transfer of employment among the Company or a Designated Subsidiary that does not constitute a “separation from service” pursuant to the Nonqualified Deferred Compensation Rules), that an Employee has been employed by the Company or a Designated Subsidiary (or any combination of the foregoing) immediately preceding an Offering Date. Such period of time shall include any approved leave of absence.

(h)    “Designated Subsidiary” shall mean each subsidiary (within the meaning of Section 424(f) of the Code) of the Company set forth on the attached Schedule A and as may be

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authorized from time to time by the Committee to participate in the Plan. The addition or deletion of a subsidiary from Schedule A will not require a formal amendment to this Plan.

(i)    “Employee” shall mean any person who is employed by the Company or a Designated Subsidiary as a common law employee. Any individual who performs services for the Company or a Designated Subsidiary solely through a leasing or employment agency shall not be considered an Employee.

(j)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k)    “Exercise Date” shall mean the last business day of each Option Period, or such other date(s) as determined by the Committee.

(l)    “Fair Market Value” means, as of any specified date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock, as reported on the stock exchange composite tape on the immediately preceding date (or if no sales occur on that date, on the last preceding date on which such sales of the Common Stock are so reported); (ii) if the Common Stock is not traded on a national securities exchange but is traded over the counter at the time a determination of its fair market value is required to be made under the Plan, the average between the reported high and low bid and asked prices of Common Stock on the most recently preceding date on which Common Stock was publicly traded; or (iii) in the event Common Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate, including, without limitation, the Nonqualified Deferred Compensation Rules.

(m)    “Maximum Offering” shall mean the maximum number of shares of Common Stock that may be issued to each Participant under the Plan during any given time period. Unless otherwise determined by the Committee, the Maximum Offering during any single Option Period shall be the largest number of whole shares of Common Stock determined by multiplying $2,083 by the number of full months in the Option Period and dividing the result by the Fair Market Value on the Option Period commencement date of such Option Period.

(n)    “Nonqualified Deferred Compensation Rules” shall mean the limitations or requirements of Section 409A of the Code and the guidance and regulations promulgated thereunder.

(o)    “Offering Date” shall mean, as applicable, (i) the first business day of each Plan Year, and (ii) the date that is six months following the first business day of each Plan Year, or such other date(s) as determined by the Committee.

(p)    “Option Period” or “Period” shall mean the six month period beginning on each Offering Date.

(q)    “Option Price” shall mean the purchase price of a share of Common Stock hereunder as provided in Section 3.1 hereof.

(r)    “Participant” shall mean any Employee who (i) is eligible to participate in the Plan under Section 2.1 hereof and (ii) elects to participate.

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(s)    “Plan” shall mean the Company’s 2023 Employee Stock Purchase Plan, as the same may be amended from time to time.

(t)    “Plan Account” or “Account” shall mean an account established and maintained in the name of each Participant.

(u)    “Plan Manager” shall mean any Employee appointed pursuant to Section 1.3 hereof.

(v)    “Plan Year” shall mean the twelve (12) month period commencing on the Effective Date as determined by the Committee pursuant to Section 1.4, and each successive twelve (12) month period thereafter, or such other period as may be specified by the Committee.

(w)    “Stock Purchase Agreement” shall mean the form prescribed by the Committee or the Company which must be completed and executed by an Employee who elects to participate in the Plan.

Section 1.3    Administration of Plan.

(a)    Administration. Subject to oversight by the Board of Directors or the Board’s Compensation Committee, the Committee shall have the authority to administer the Plan

(b)    Powers and Duties of the Committee. Subject to the express provisions of the Plan, the Committee shall be authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Plan, including without limitation:

(i)    to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined in the Plan;

(ii)    to determine which persons are eligible to participate in the Plan;

(iii)    to interpret and construe the Plan and any rules and regulations under the Plan, and to make exceptions to any such provisions if the Committee, in good faith, determines that it is appropriate to do so;

(iv)    to decide all questions concerning the Plan and to determine all ambiguities, inconsistencies and omissions in the terms of the Plan;

(v)    to appoint such agents, counsel, accountants, consultants and other persons as may be required to assist in administering the Plan;

(vi)    to appoint an Employee as Plan Manager and to delegate to the Plan Manager such authority with respect to the administration of the Plan as the Committee, in its sole discretion, deems advisable from time to time;

(vii)    where applicable, determine when an action taken under the Plan becomes administratively practicable;

(viii)    to prescribe and amend such forms as may be necessary or appropriate for Eligible Employees to make elections under the Plan or to otherwise administer the Plan, which shall include the form of Stock Purchase Agreement; and

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(ix)    to do such other acts as it deems necessary or appropriate to administer the Plan in accordance with its terms, or as may be provided for or required by law.

(c)    Determinations by the Committee. All decisions, determinations and interpretations by the Committee regarding the Plan and any rules and regulations under the Plan shall be final and binding on all Participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, in making such decisions, determinations and interpretations, including the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select. Members of the Board and the Compensation Committee, and members of the Committee, shall be fully protected in relying in good faith upon the advice of counsel.

(d)    No Liability of Committee or Board Members. No member of the Committee or the Board shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or the Board nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any amount paid in settlement of a claim) arising out of any act or failure to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person.

(e)    Rules for Foreign Jurisdictions. The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates. The Committee, in consultation with the Compensation Committee, may also adopt sub-plans applicable to particular Designated Subsidiaries or locations, and, with respect to Subsidiaries outside the United States, determine that a sub-plan shall not be considered to be part of an employee stock purchase plan under Section 423 of the Code.

Section 1.4    Effective Date of Plan. The Plan has been adopted effective as of July 1, 2023 (the “Effective Date”).

Section 1.5    Extension or Termination of Plan. The Plan shall continue in effect through the tenth anniversary of the Effective Date, unless terminated prior thereto pursuant to Section 4.3 hereof, or by the Board of Directors or the Compensation Committee of the Board, each of which shall have the right to extend the term of or terminate the Plan at any time. Upon any such termination, the balance, if any, in each Participant’s Account shall be refunded to him, or otherwise disposed of in accordance with policies and procedures prescribed by the Committee in cases where such a refund may not be possible.

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ARTICLE II

PARTICIPATION

Section 2.1    Eligibility. Subject to the restrictions in Section 2.2 below, each Employee as of an Offering Date who is customarily employed as a full time employee of the Company or a Designated Subsidiary shall be eligible to participate in the Plan with respect to options granted under the Plan as of such date. Part-time Employees of the Company or a Designated Subsidiary shall be eligible to participate in the Plan; provided, however, that if the Employee is customarily employed for 20 hours or less per week, or if the Employee’s customary employment is for no more than five months in any calendar year, that part-time Employee will not be eligible to participate. For purposes of this Section 2.1, whether an Employee is “customarily” employed shall be determined by the Committee based on the Company’s or Designated Subsidiary’s policies and procedures in effect from time to time. Notwithstanding the foregoing, the Committee may from time to time prior to an Offering Date elect to exclude employees of the Company and the Designated Subsidiaries who would otherwise be eligible to participate pursuant to the preceding provisions of this Section 2.1 with respect to the Option Period beginning on such Offering Date (and any subsequent Option Periods as determined by the Committee) so long as such exclusion is permitted under Section 423 of the Code.

Section 2.2    Ineligible Employees. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted a right to purchase shares of Common Stock under the Plan to the extent that:

(a)    immediately after the grant, such Employee would own stock, and/or hold or own options, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary corporation (determined under the rules of Sections 423(b)(3) and 424(d) of the Code); or

(b)    immediately after the grant, such Employee’s right to purchase Company Stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any related company would accrue at a rate which exceeds $25,000 in Fair Market Value of such Company Stock (determined at the time such purchase right is granted) for each calendar year in which such purchase right would be outstanding at any time; or

(c)    the Employee is a citizen or resident of a jurisdiction other than the United States and (i) the grant of an option under this Plan would be prohibited under the laws of such jurisdiction, or (ii) except as provided in Section 1.3(e) above, to the extent compliance with the laws of the applicable foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code.

Section 2.3    Payroll Deductions. Payment for shares of Common Stock purchased hereunder shall be made by authorized payroll deductions from each payment of Compensation in accordance with instructions received from a Participant. Said deductions shall be expressed as a percentage of the Participant’s Compensation. A Participant may increase or decrease the deduction on one occasion per Option Period. During an Option Period, a Participant may discontinue payroll deductions but have the payroll deductions previously made during that Option Period remain in the Participant’s Account to purchase Common Stock on the next Exercise Date, provided that he or she is an Employee as of that Exercise Date. Any amount remaining in the Participant’s Account after the purchase of Common Stock shall be refunded

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without interest upon the written request of the Participant. Any Participant who discontinues payroll deductions during an Option Period may again become a Participant for a subsequent Option Period by executing and filing another Stock Purchase Agreement in accordance with Section 2.1. Amounts deducted from a Participant’s Compensation pursuant to this Section 2.3 shall be credited to said Participant’s Account.

Section 2.4    Leaves of Absence. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation § 1.421-1(h)(2), a Participant’s elected payroll deductions shall continue. If a Participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation § 1.421-1(h)(2), then such Participant’s payroll deductions for such Option Period that were made prior to such leave may remain in the Plan and be used to purchase Common Stock under the Plan on the Exercise Date relating to such Option Period. If a participant takes a leave of absence that does not satisfy one of the two sentences above, then for purposes of the Plan he shall be considered to have terminated his employment and withdrawn from the Plan.

ARTICLE III

PURCHASE OF SHARES

Section 3.1    Option Price. The Option Price per share of the Common Stock sold to Participants hereunder shall be the lesser of (i) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the last day of the Option Period; provided, however, that the Option Price per share of the Common Stock may be adjusted for subsequent Option Periods by the Committee subject to the requirements of Section 423 of the Code (and in no event shall the Option Price per share be less than the par value of the Common Stock).

Section 3.2    Purchase of Shares. On each Exercise Date, the amount in a Participant’s Account shall be charged with the aggregate Option Price of the largest number of whole shares of Common Stock which can be purchased with said amount. The remaining balance, if any, in such account shall be refunded to Participant via payroll within one month of the Exercise Date. If the total number of shares of Common Stock for which options are exercised on any Exercise Date exceeds the maximum number of shares then available for sale under the Plan, the Company shall allocate the available shares by reducing the Participants’ designated payroll deduction authorization percentages in order of the highest percentages until the excess is eliminated, and any remaining balance of payroll deductions credited to the account of a participant under the Plan shall be refunded to him promptly.

Section 3.3    Limitations on Purchase. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if, immediately after the grant, such Employee’s right to purchase Common Stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company and any related company would accrue at a rate which exceeds $25,000 in Market Value of such Common Stock (determined at the time such purchase right is granted) for each calendar year in which such purchase right would be outstanding at any time.

To the extent necessary to comply with Section 423(b)(8) of the Code and the limitations on purchase in this Section 3.3, a Participant’s payroll deductions may be decreased to 0% during any Option Period which is scheduled to end during any calendar year, such that the aggregate

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of all payroll deductions accumulated with respect to such Option Period and any other Option Period ending within the same calendar year is no greater than twenty-five thousand dollars ($25,000). Payroll deductions shall re-commence at the rate provided in such Participant’s Stock Purchase Agreement at the beginning of the first Option Period which is scheduled to end in the following calendar year, unless suspended by the Participant pursuant to Section 2.3 of the Plan.

ARTICLE IV

PROVISIONS RELATING TO COMMON STOCK

Section 4.1    Common Stock Reserved. There shall be a maximum of 5,000,000 shares of Common Stock reserved for the Plan, subject to adjustment in accordance with Section 4.2 hereof. The aggregate number of shares which may be purchased under the Plan shall not exceed the number of shares reserved for the Plan.

Section 4.2    Adjustment for Changes in Common Stock. In the event that adjustments are made in the number of outstanding shares of Common Stock or said shares are exchanged for a different class of stock of the Company or for shares of stock of any other corporation by reason of merger, consolidation, stock dividend, stock split or otherwise, the Committee shall make appropriate adjustments in (i) the number and class of shares or other securities that may be reserved for purchase, or purchased, hereunder, and (ii) the Option Price. All such adjustments shall be made in the sole discretion of the Committee, and its decision shall be binding and conclusive.

Section 4.3    Insufficient Shares. If the aggregate funds available for purchase of Common Stock on any Exercise Date would cause an issuance of shares in excess of (x) the number provided for in Section 4.1 hereof or (y) the Maximum Offering, (i) the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant in order to eliminate such excess and (ii) the Plan shall automatically terminate immediately after such Exercise Date.

Section 4.4    Confirmation. Confirmation of each purchase of Common Stock hereunder shall be made available to the Participant in either written or electronic format. A record of purchases shall be maintained by appropriate entries on the books of the Company (or in such other manner as specified by the Committee).

Section 4.5    Rights as Shareholders. The shares of Common Stock purchased by a Participant on an Exercise Date shall, for all purposes, be deemed to have been issued and sold as of the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a shareholder of the Company shall exist with respect to such shares.

ARTICLE V

TERMINATION OF PARTICIPATION

Section 5.1    Voluntary Withdrawal. A Participant may withdraw from the Plan at any time by filing notice of withdrawal prior to the close of business on an Exercise Date. Upon withdrawal, the entire amount, if any, in a Participant’s Account shall be refunded to him without interest. Any Participant who withdraws from the Plan may again become a Participant in accordance with Section 2.1 hereof.

2023 Proxy Statement | A-7

Section 5.2    Termination of Eligibility. If a Participant retires, he may elect to (i) withdraw the entire amount, if any, in his Plan Account, or (ii) have said amount used to purchase whole shares of Common Stock pursuant to Section 3.2 hereof on the next succeeding Exercise Date and have any remaining balance refunded without interest. For purposes of this Section 5.2, a Participant’s retirement age shall be 59-1⁄2.

If a Participant ceases to be eligible under Section 2.1 hereof for any reason other than retirement, the dollar amount and the number of unissued shares in such Participant’s Account will be refunded or distributed to the Participant, or, in the case of death, the Participant’s designated beneficiary or estate, or otherwise disposed of in accordance with policies and procedures prescribed by the Committee in cases where such a refund or distribution may not be possible.

ARTICLE VI

GENERAL PROVISIONS

Section 6.1    Notices. Any notice which a Participant files pursuant to the Plan shall be made on forms prescribed by the Committee and shall be effective only when received by the Company.

Section 6.2    Condition of Employment. Neither the creation of the Plan nor participation therein shall be deemed to create any right of continued employment or in any way affect the right of the Company or a Designated Subsidiary to terminate an Employee, nor give any person a right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

Section 6.3    Transfer and Assignment. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the Employee to whom the option is granted. The Company shall not recognize and shall be under no duty to recognize any assignment or purported assignment by an Employee of his option or of any rights under his option or under the Plan.

Section 6.4    Withholding of Taxes; Other Charges. Each Participant shall, no later than the date as of which the value of an option under the Plan and/or shares of Common Stock first becomes includible in the income of the Participant for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any taxes of any kind required by law to be withheld with respect to such option or shares of Common Stock. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

In particular, to the extent a Participant is subject to taxation under U.S. Federal income tax law, if the Participant makes a disposition, within the meaning of Section 424(c) of the Code of any share or shares of Common Stock issued to Participant pursuant to Participant’s exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company may be required to withhold.

A-8 | 2023 Proxy Statement

Participants shall be solely responsible for any commissions or other charges imposed with respect to the purchase or sale of shares of Common Stock pursuant to the terms of this Plan.

Section 6.5    Amendment or Termination of the Plan. The Plan may be amended or terminated at any time and for any reason by the Compensation Committee; provided, without approval of the shareholders, no amendment may increase the aggregate number of shares reserved under the Plan other than as provided in Section 4.2 hereof, materially increase the benefits accruing to Participants, or materially modify the requirements as to eligibility for participation in the Plan. Any amendment of the Plan must be made in accordance with applicable provisions of the Code and/or any regulations issued thereunder, any other applicable law or regulations, and the requirements of the principal exchange upon which the Common Stock is listed. Notwithstanding the foregoing, no amendment adopted by the Committee or the Board shall be effective without the approval of the shareholders of the Company if shareholder approval of the amendment is then required under Section 423 of the Code.

Section 6.6    Corporate Transactions.

(a)    In the event of the proposed liquidation or dissolution of the Company, the Compensation Committee shall, in its discretion, provide for one of the following courses of action: (i) the Offering Period then in effect shall end as of a date selected by the Compensation Committee before the consummation of such liquidation or dissolution of the Company, and each outstanding option granted under the Plan shall be automatically exercised as of such date, or (ii) the Offering Period then in effect shall be terminated as of a date selected by the Compensation Committee before the consummation of such liquidation or dissolution of the Company, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Offering Period shall be refunded to the applicable Participant as soon as administratively practicable.

(b)    In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company (except for (x) a transaction the principal purpose of which is to change the jurisdiction in which the Company is incorporated or (y) a transaction where the acquiring or surviving company is directly or indirectly owned, immediately after such transaction, by the shareholders of the Company in substantially the same proportion as their ownership of stock in the Company immediately before such transaction), the Compensation Committee shall, in its discretion, provide for one of the following courses of action: (i) each outstanding option granted under the Plan shall be assumed or an equivalent option shall be substituted by the successor entity (or a parent or subsidiary thereof); (ii) the Offering Period then in effect shall end as of a date selected by the Compensation Committee before the consummation of such sale, merger or consolidation of the Company, and each outstanding option granted under the Plan shall be automatically exercised as of such date; or (iii) the Offering Period then in effect shall be terminated as of a date selected by the Compensation Committee before the consummation of such sale, merger or consolidation of the Company, and each outstanding option granted under the Plan shall be automatically cancelled and any payroll deductions accumulated for such Offering Period shall be refunded to the applicable Participant as soon as administratively practicable.

Section 6.7    Application of Funds. All funds received by the Company by reason of purchases of Common Stock hereunder may be used for any corporate purpose.

2023 Proxy Statement | A-9

Section 6.8    Legal Restrictions. The Company shall not be obligated to sell shares of Common Stock hereunder if counsel to the Company determines that such sale would violate any applicable law or regulation. Further, all Common Stock acquired pursuant to this Plan shall be subject to the Company’s policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act, shall comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Section 6.9    Severability. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

Section 6.10    Gender. Whenever used herein, use of any gender shall be applicable to both genders.

Section 6.11    Electronic and/or Telephonic Documentation and Submission. Any of the payroll deduction authorizations, notices, forms, designations and other documents referenced in the Plan and their submission may be electronic and/or telephonic, as directed by the Committee.

Section 6.12    Governing Law. The Plan and all rights and obligations thereunder shall be constructed and enforced in accordance with the laws of the State of Texas and any applicable provisions of the Code and the related regulations, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law.

A-10 | 2023 Proxy Statement

SCHEDULE A

DESIGNATED SUBSIDIARIES

Frank’s International, LLC

Expro Americas, LLC

Expro Meters, Inc.

Expro Midstream Services, LLC

2023 Proxy Statement | Schedule A-11

EXPRO

# Sustainable Energy Solutions for Expro and its Customers

## Emissions Management
SUSTAINABLE ENERGY SOLUTIONS

## Environmental Efficiencies
WELL FLOW MANAGEMENT

Carbon-efficient solution reduces operating $CO_2$ footprint by **57%**

## Emissions Management
WELL INTERVENTION & INTEGRITY

CoilHose™ operation reduced operational $CO_2e$ emissions by **+75%**

## Annular Well Integrity
WELL INTERVENTION & INTEGRITY

## Geothermal
SUSTAINABLE ENERGY SOLUTIONS

Expertise and transformational technologies that connect to deliver sustainable geothermal operations with integrity

## Emissions Management
WELL CONSTRUCTION

HI TOOL® optimizes drilling, while reducing operational time that resulted in an emission **reduction of 212 tonnes $CO_2e$**

Sustainable Energy Solutions for Expro and its Customers Emissions Management SUSTAINABLE ENERGY SOLUTIONS WELL FLOW MANAGEMENT Customer reduced Green House Gas emissions across 10 sites by reduces operating CO 2 up to 10,000 tonnes per day footprint by 57% Emissions Management Annular Well Integrity WELL INTERVENTION & INTEGRITY WELL INTERVENTION & INTEGRITY CoilHose™ operation Unique solution intervening the A reduced operational CO2e annulus, to remediate well integrity emissions by +75% issues, extend well production life and reduce the need for costly workovers Geothermal Emissions Management SUSTAINABLE ENERGY SOLUTIONS WELL CONSTRUCTION Expertise and transformational HI TOOL® optimizes drilling, while technologies that connect to reducing operational time that deliver sustainable geothermal resulted in an emission reduction operations with integrity of 212 tonnes CO2e

EXPRO NYSE: XPRO Vote online now at: proxydocs.com/xpro Follow Connect Subscribe expro.com Forward-Looking Statements These materials contain goals and initiatives that are aspirational and may change. Statements regarding our goals are not guarantees or promises that they will be met. Inclusion of information in these materials should not be construed as a characterization of the materiality or financial impact of that information with respect to our Company. In addition, these materials contain forward-looking statements (“Forward- Looking Statements”) based on current expectations. Various statements in these materials or incorporated by reference in these materials, in previously submitted and future filings by us with the Securities and Exchange Commission, in our press releases and in oral statements made from time to time by us or on our behalf constitute Forward-Looking Statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-Looking Statements are based on current expectations and are indicated by words or phrases such as anticipate, outlook, estimate, expect, project, believe, envision, can, commit, will, aim, seek, goal, target and similar words or phrases. These Forward-Looking Statements involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance, or achievements to be materially different from the future results, performance, or achievements expressed in or implied by such Forward-Looking Statements. These Forward-Looking Statements are based largely on our expectations and judgments and are subject to a number of risks and uncertainties, many of which are unforeseeable and beyond our control, that could cause actual results, performance, or achievements to materially differ. These risks include, but are not limited to, those identified in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Form 8-K reports filed with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any Forward-Looking Statements, whether as a result of new information, future events, historical practice, or otherwise.

EXPRO GROUP HOLDINGS N.V.(INCORPORATED IN THE NETHERLANDS)1311 BROADFIELD BLVD., SUITE 400 HOUSTON, TEXAS 77084 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on May 23, 2023 or 5:59 A.M. Central European Time on May 24, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 23, 2023 or 5:59 A.M. Central European Time on May 24, 2023. Have your proxy card in hand when you call and then follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. EXPRO GROUP HOLDINGS N.V. The Board of Directors recommends that you vote FOR each of the nominees named below: 1.Election of Directors Nominees: 1a.Michael C. Kearney 1b.Michael Jardon 1c.Eitan Arbeter 1d.Robert W. Drummond 1e.Alan Schrager 1f.Lisa L. Troe 1g.Brian Truelove 1h.Frances M. Vallejo 1i.Eileen G. Whelley The Board of Directors recommends you vote FOR the following proposals: 2.To approve on a non-binding advisory basis the compensation of the Company’s named executive officers for the year ended December 31, 2022; 3.To review the annual report for the fiscal year ended December 31, 2022,including the paragraph relating to corporate governance, to confirm and ratify the preparation of the Company’s statutory annual accounts and annual report in the English language and to confirm and adopt the annual accounts for the fiscal year ended December 31, 2022; 4.To discharge the members of the Board from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2022; 5.To appoint Deloitte Accountants B.V. as the Company’s auditor who will audit the Dutch statutory annual accounts of the Company for the fiscal year ending December 31, 2023, as required by Dutch law; For Against Abstain V00414-P90294-P90295 6.To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to audit the Company’s U.S.GAAP financial statements for the fiscal year ending December 31, 2023; 7.To authorize the Company’s Board to repurchase shares up to 10% of the issued share capital, for any legal purpose, through the stock exchange or in a private purchase transaction, at a price between $0.01 and 105% of the market price on the New York Stock Exchange, and during a period of 18 months starting from the date of the 2023 annual meeting; 8.To authorize the Board to issue shares up to 20% of the issued share capital as of the date of the Annual Meeting, for any legal purpose, at the stock exchange or in a private purchase transaction, and during a period of 18 months starting from the date of the 2023 annual meeting. The authorization also includes the authority to restrict or exclude pre-emptive rights upon an issue of shares; and 9.To adopt the Company’s 2023 Employee Stock Purchase Plan. NOTE: Such other business as may properly come before the annual meeting or any adjournment thereof shall be voted in accordance with the discretion of the proxies appointed hereby. The proxy is solicited on behalf of the Board of the Company. The proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, the proxy will be voted “For” the election of each of the director nominees named in proposal 1 and “For” proposals 2, 3, 4, 5, 6, 7, 8 and 9. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report including Form 10-K are available at www.proxydocs.com/xpro V00415-P90294-P90295 EXPRO GROUP HOLDINGS N.V. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Michael Jardon, John McAlister, Quinn Fanning and Joshua K. Hancock as proxies, each with full power of substitution, to represent and vote, as designated on the reverse side, all of the shares of Common Stock of Expro Group Holdings N.V. held by the undersigned that would be entitled to vote if personally present, at the Annual Meeting, to be held on May 24, 2023, at 4:00 P.M. Central European Time, at the offices of Van Campen Liem, J.J. Viottastraat 52, 1071 JT, Amsterdam, The Netherlands, or at any postponement or adjournment thereof. The proxy, when properly executed, will be voted in accordance with the instructions given. If no instructions are given, this proxy will be voted “For” the election of each of the director nominees in proposal 1 and “For” proposals 2, 3, 4, 5, 6, 7, 8 and 9. In their discretion, the proxies named above are authorized to vote upon such other business as may properly come before the Annual Meeting, or at any postponement or adjournment thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unable to serve or for good cause will not serve). Continued and to be signed on reverse side